23


EXHIBIT 10.1











                  TRUST AND SECURITY AGREEMENT


                              among


                       GF FUNDING CORP. II
                       (the "Transferor")

                     GRANITE FINANCIAL, INC.
                        (the "Servicer")

                     NORWEST BANK MINNESOTA,
                      NATIONAL ASSOCIATION
                         (the "Trustee")

                               and

                     NORWEST BANK MINNESOTA,
                      NATIONAL ASSOCIATION
                    (the "Back-up Servicer")





                  Dated as of November 1, 1996




                       TABLE OF CONTENTS

                                                             Page

ARTICLE ONE                                                     2

DEFINITIONS                                                     2
Section 1.01  Definitions                                       2

ARTICLE TWO                                                    28

THE CERTIFICATES                                               28
Section 2.01 Form Generally                                    28
Section 2.02 Series; Denomination                              28
Section 2.03 Formation, Execution, Authentication, Delivery
 and Dating                                                    30
Section 2.04 Temporary Certificates                            30
Section 2.05 Registration, Registration of Transfer and
 Exchange                                                      31
Section 2.06 Limitation on Transfer and Exchange               31
Section 2.07 Mutilated, Destroyed, Lost or Stolen Certificate  32
Section 2.08 Payment of Principal and Interest;
              Principal and Interest Rights Preserved          33
Section 2.09 Persons Deemed Owner                              36
Section 2.10 Cancellation                                      36
Section 2.11 Tax Treatment                                     36
Section 2.12 Dissolution upon Bankruptcy, etc. of Transferor   36

ARTICLE THREE                                                  38

FUNDINGS; CONVERSIONS                                          38
Section 3.01 Fundings                                          38
Section 3.02 Funding Amounts                                   38
Section 3.03 Procedure for Fundings                            38
Section 3.04 Verification of Funding Report                    39
Section 3.05 Fundings by Certificateholders                    40
Section 3.06 Calculation of Rates; Conversions                 41
Section 3.07 Appointment of Certificate Funding Administrator  42
Section 3.08 Release of Excess Funds At Close of Funding
              Period                                           43

ARTICLE FOUR                                                   44

ISSUANCE OF CERTIFICATES; SUBSTITUTIONS OF COLLATERAL          44
Section 4.01 Conditions to Initial Issuance of Certificates    44
Section 4.02 Issuances of Additional Series of Certificates    45
Section 4.03 Perfection of Transfer                            47
Section 4.04 Substitution, Removal and Purchase of Lease
              Assets                                           48
Section 4.05 Releases                                          50
Section 4.07 Trust Estate                                      51
Section 4.08 Notice of Release                                 51
Section 4.09 Nature of Transfer                                51

ARTICLE FIVE                                                   52

SATISFACTION AND DISCHARGE                                     52
Section 5.01 Satisfaction and Discharge of Agreement           52
Section 5.02 Application of Trust Money                        52

ARTICLE SIX                                                    54

DEFAULTS AND REMEDIES                                          54
Section 6.01 Events of Default                                 54
Section 6.02 Acceleration of Maturity; Rescission and
              Annulment                                        54
Section 6.03 Collection of Indebtedness and Suits for
              Enforcement by Trustee                           55
Section 6.04 Remedies                                          56
Section 6.05 Optional Preservation of Trust Estate             57
Section 6.06 Trustee May File Proofs of Claim                  57
Section 6.07 Trustee May Enforce Claims Without
              Possession of Certificates                       58
Section 6.08 Application of Money Collected                    58
Section 6.09 Limitation on Suits                               59
Section 6.10 Unconditional Right of Certificateholders
              to Receive Principal and Interest                60
Section 6.11 Restoration of Rights and Remedies                60
Section 6.12 Rights and Remedies Cumulative                    60
Section 6.13 Delay or Omission; Not Waiver                     61
Section 6.14 Control by MBIA or Certificateholders             61
Section 6.15 Waiver of Certain Events by MBIA or
              Certificateholders                               61
Section 6.16 Undertaking for Costs                             62
Section 6.17 Waiver of Stay or Extension Laws                  62
Section 6.18 Sale of Trust Estate                              62
Section 6.19 Action on Certificates                            63

ARTICLE SEVEN                                                  64

THE TRUSTEE                                                    64
Section 7.01 Certain Duties and Responsibilities               64
Section 7.02 Notice of Default and Other Events                65
Section 7.03 Certain Rights of Trustee                         66
Section 7.04 Not Responsible for Recitals or Issuance
              of Certificates                                  66
Section 7.05 May Hold Certificates                             67
Section 7.06 Money Held in Trust                               67
Section 7.07 Compensation and Reimbursement                    68
Section 7.08 Corporate Trustee Required; Eligibility           68
Section 7.09 Resignation and Removal; Appointment of Successor 69
Section 7.10 Acceptance of Appointment by Successor            70
Section 7.11 Merger, Conversion, Consolidation or
              Succession to Business of Trustee                70
Section 7.12 Co-Trustees and Separate Trustees                 70
Section 7.13 Rights with Respect to the Servicer               71
Section 7.14 Appointment of Authenticating Agent               72
Section 7.15 Trustee to Hold Lease Contracts                   73
Section 7.16 Money for Certificate Payments to Be Held in
              Trust                                            73

ARTICLE EIGHT                                                  75

THE CERTIFICATE INSURANCE POLICIES                             75
Section 8.01 Payments under the Certificate Insurance Policies 75

ARTICLE NINE                                                   76

AMENDMENTS                                                     76
Section 9.01 Amendments without Consent of Certificateholders  76
Section 9.02 Amendments and Modifications to Agreement
              with Consent of Certificateholders               77
Section 9.03 Execution of Amendments                           78
Section 9.04 Effect of Amendments                              78
Section 9.05 Reference in Certificates to Amendments           79

ARTICLE TEN                                                    80

REDEMPTION OF CERTIFICATES                                     80
Section 10.01 Redemption at the Option of the
               Transferor; Election to Redeem                  80
Section 10.02 Notice to Trustee; Deposit of Redemption Price   80
Section 10.03 Notice of Redemption by the Transferor           80
Section 10.04 Certificates Payable on Redemption Date          81
Section 10.05 Release of Series Lease Contracts                81

ARTICLE ELEVEN                                                 82

REPRESENTATIONS, WARRANTIES AND COVENANTS                      82
Section 11.01 Representations and Warranties                   82
Section 11.02 Covenants                                        84
Section 11.03 Other Matters as to the Transferor               88

ARTICLE TWELVE                                                 90

ACCOUNTS AND ACCOUNTINGS                                       90
Section 12.01 Collection of Money                              90
Section 12.02 Collection Account; Redemption Account           90
Section 12.03 Cash Collateral Account                          93
Section 12.04 Reports by Trustee to MBIA and
               Certificateholders                              95

ARTICLE THIRTEEN                                               96

PROVISIONS OF GENERAL APPLICATION                              96
Section 13.01 General Provisions                               96
Section 13.02 Acts of Certificateholders                       96
Section 13.03 Notices, etc., to Trustee, MBIA,
               Transferor and Servicer                         96
Section 13.04 Notices to Certificateholders; Waiver            97
Section 13.05 Effect of Headings and Table of Contents         97
Section 13.06 Successors and Assigns                           97
Section 13.07 Separability                                     98
Section 13.08 Benefits of Agreement                            98
Section 13.09 Legal Holidays                                   98
Section 13.10 Governing Law                                    98
Section 13.11 Counterparts                                     98
Section 13.12 Corporate Obligation                             98
Section 13.13 Compliance Certificates and Opinions             98
Section 13.14 MBIA Default or Termination                      99



                            EXHIBITS

A-1  Form of Class A Certificate

A-2  Form of Class B Certificate

B    Form of Supplement to Trust and Security Agreement

C    Form of Investment and Assumption Letter

D    Form of Transferor Certificate

E    Form of Funding Report

F    Form of Funding Continuation Notice

G    Form of Advance Rate Cure Notice

H    Form of Conversion Report

I    Form of Lease Sale Agreement
     This TRUST AND SECURITY AGREEMENT (this "Agreement"), dated as of November 1, 1996, is by and among GF Funding Corp. II (the "Transferor"), Granite Financial, Inc., as servicer (the "Servicer"), Norwest Bank Minnesota, National Association, a national banking association, as back-up servicer (the "Back-up Servicer"), and Norwest Bank Minnesota, National Association, a national banking association, as trustee (the "Trustee").

                     PRELIMINARY STATEMENT

     The Transferor has duly authorized the execution and delivery of this Agreement to provide for the issuance of the
Certificates issuable as provided in this Agreement. All covenants and agreements made by the Transferor, the Servicer, the Trustee and the Back-up Servicer herein are for the benefit and security of the Holders of the Certificates and MBIA. The Transferor, the Servicer, the Trustee and the Back-up Servicer are entering into this Agreement, and the Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

     All   things  necessary  to  make  this  Agreement  a  valid
agreement of the Transferor, the Servicer, the Trustee and the Back-up Servicer in accordance with its terms have been done.

                        CONVEYANCE CLAUSE

     The Transferor does hereby absolutely transfer, assign, set over, and otherwise convey to the Trustee, for the ratable benefit of the Holders of the Certificates and MBIA, all of the Transferor's rights, title and interest in and to the following and any and all benefits accruing to the Transferor from (but none of the obligations under): (a) the Lease Receivables and Lease Contracts and all payments received on or with respect to the Lease Contracts and Lease Receivables and due after the applicable Cut-Off Dates or Acquisition Dates; (b) the
Transferor's rights and interests in the Equipment and any security interest in the Equipment not owned by the Transferor;
(c) any rights of the Transferor under each Insurance Policy related to the Lease Contracts or the Equipment and Insurance Proceeds; (d) the Lease Acquisition Agreement, the Broker Assignment Agreements, any Lease Sale Agreements and any other Transaction Documents to which the Transferor is a party; (e) the Servicing Agreement; (f) all amounts from time to time on deposit in the Collection Account, the Cash Collateral Account, the Lockbox Account, the Redemption Account and the ACH Account (including any Eligible Investments and other property in such accounts); (g) the Lease Contract Files; (h) the Certificate Insurance Policies, except that the Holders of the Class B Certificates shall have no right, title or interest in or to the Certificate Insurance Policies; and (i) proceeds of the foregoing (including, but not by way of limitation, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part or are included in the proceeds of any of the foregoing), in each case whether now owned or hereafter acquired, except that the Holders of the Class B Certificates shall have no right, title or interest in proceeds of the
Certificate Insurance Policies (all of the foregoing being hereinafter referred to as the "Trust Estate"). The foregoing transfer, assignment, set over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Trustee, any Certificateholder or MBIA of any obligation of the Transferor, the Company, the Servicer or any other Person in connection with the Trust Estate or under any agreement or instrument relating thereto. The trust created by the foregoing assignment shall be known as the "GF Funding Corp. II Master Trust."

     The Trustee acknowledges its acceptance on behalf of the Certificateholders and MBIA of all right, title and interest previously held by the Transferor in and to the Trust Estate, and declares that it shall maintain such right, title and interest in accordance with the provisions hereof and agrees to perform the duties herein required to the best of its ability to the end that the interests of the Certificateholders and MBIA may be adequately and effectively protected.


                           ARTICLE ONE

                           DEFINITIONS

     Section 1.01   Definitions.

     Except as otherwise expressly provided herein or in the applicable Supplement, or unless the context otherwise requires, the following terms have the respective meanings set forth below for all purposes of this Agreement, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms. Capitalized terms used herein but not otherwise defined shall have the respective meanings assigned to such terms in the Servicing Agreement or the Lease Acquisition Agreement.

     "Accrual Date":  With respect to any Series of Certificates,
the   date   upon   which  interest  begins  accruing   on   such
Certificates,   as  specified  in  such  Certificates   and   the
applicable Supplement.

     "Accrual Period": The period beginning on the twentieth day of each month (or, in the case of the Accrual Period that is applicable to an Initial Payment Date, beginning on the Accrual Date for such Certificates) and ending on the nineteenth day of the immediately following month, provided, however, solely for purposes of calculating interest on the Class A Certificates pursuant to Section 2.08 hereof, in the event that a Conversion Date falls on a day other than the nineteenth day of a month, the Accrual Period with respect to the Outstanding Floating Tranche Balance shall begin on the twentieth day of the month preceding such Conversion Date (or on such Conversion Date if such Conversion Date is the twentieth day of a month) and end on the close of business of such Conversion Date and the Accrual Period for the Conversion Amount relating to the Outstanding Fixed Tranche Balance calculated with respect to such Conversion Date shall begin on the day following such Conversion Date and end on the nineteenth day of the month immediately following such Conversion Date.

     "ACH":  The National Automated Clearinghouse System.

     "ACH Account": The account, if any, established by the Transferor for the sole benefit of the Certificateholders and MBIA pursuant to Section 12.02(f) hereof and in compliance with
Section 3.03(d) of the Servicing Agreement, into which account shall be deposited payments related to the Lease Receivables and as to which account the Trustee shall have the sole ability to withdraw funds.

     "ACH  Bank":   The bank, if any, specified in the  Servicing
Agreement so long as such bank meets the requirements of a Trustee as set forth in Section 7.08 hereof.

     "Acquisition Date": Any Delivery Date, Funding Date or date of substitution of a Substitute Lease Contract, as applicable.

     "Act":   With respect to any Certificateholder, the  meaning
specified in Section 13.02.

     "Additional Lease Contract": Each Lease Contract acquired by the Transferor on an Acquisition Date including pursuant to a Funding.

     "Additional  Principal Amount":  The  meaning  specified  in
Section 12.02(d)(x) hereof.
     "Additional Servicer Fee": The amount, if any, of the fee payable in accordance with Section 6.02 of the Servicing Agreement to a successor Servicer appointed pursuant to Section
6.02 of the Servicing Agreement that is in excess of the Servicer
Fee.

     "Advance Rate": 81.5%; provided, however, that (i) if an Advance Rate Decrease Event of the type described in clause (a) of that term occurs, the Advance Rate automatically will be reduced to 80.5% effective as of the earlier of the next Funding Date or Calculation Date and (ii) if any other Advance Rate Decrease Event occurs, the Advance Rate automatically will be reduced to 79.5% effective as of the earlier of the next Funding Date or Calculation Date. After the occurrence of an Advance Rate Decrease Event, the Advance Rate may thereafter be increased pursuant to the terms of the Advance Rate Cure Notice.

     "Advance Rate Cure Notice": A written notice delivered by MBIA, at its sole discretion, to the Transferor, the Trustee, the Certificate Funding Administrator and the Servicer with the delivery of a Funding Continuation Notice, substantially in the form attached hereto as Exhibit G.

     "Advance Rate Decrease Event": The occurrence of any one of the following events:

     (a) commencing with the fifth Determination Date after the Initial Delivery Date, if, as of any Calculation Date, twelve times the ratio of (i) the aggregate IPB of all Lease Contracts that have become Defaulted Lease Contracts during the related Due Period over (ii) the Aggregate IPB as of the Calculation Date for the third Due Period prior to the related Due Period, is equal to or exceeds 4.0 %, provided, however that if this calculation is being made with respect to any of the first six Determination Dates after the Initial Delivery Date, the number of Lease Contracts that have become Defaulted Lease Contracts during the related Due Period must equal or exceed three; or

     (b) commencing with the fifth Determination Date after the Initial Delivery Date, if, as of any Calculation Date, twelve times the ratio of (i) the aggregate IPB of all Lease Contracts that have become Defaulted Lease Contracts during the related Due Period over (ii) the Aggregate IPB as of the Calculation Date for the third Due Period prior to the related Due Period, is equal to or exceeds 4.25%, provided, however that if this calculation is being made with respect to any of the first six Determination Dates after the Initial Delivery Date, the number of Lease Contracts that have become Defaulted Lease Contracts during the related Due Period must equal or exceed three; or

     (c) commencing with the fourth Determination Date after the Initial Delivery Date, for the three prior consecutive
          Due  Periods,  the average of the 1-30 Day  Delinquency
          Rates is equal to or greater than 5.0%; or

     (d)  a Decrease Funding Termination Event occurs.

     "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Aggregate  Initial IPB":  The sum of the Aggregate  Initial
Series IPB for all Outstanding Series of Certificates.

     "Aggregate  IPB":   The aggregate of the Implicit  Principal
Balances  of  all  Series  Lease Contracts  for  all  Outstanding
Series.

     "Aggregate Initial Series IPB": With respect to each Series of Class A Certificates and any Related Series of Class B Certificates, the sum of the Initial Pool Balance and the cumulative of the Aggregate Interval Pools, in each case, for such Series.

     "Aggregate  Interval Pool":  With respect to  each  Floating
Interval and as of the last Determination Date occurring in such Floating Interval, the aggregate of the then outstanding IPB of the Interval Pool acquired during such Floating Interval.

     "Aggregate Targeted Principal Distribution Amount": For any Payment Date, the amount by which the Outstanding Principal Amount of all Series of Class A Certificates, before giving effect to any payments of principal expected to occur on such Payment Date, exceeds the Aggregate IPB less the Required Collateralization Amount.

     "Agreement": This Agreement, as supplemented by Supplements, in the form when originally executed and, if from time to time further supplemented or amended by one or more amendments hereto pursuant to the applicable provisions hereof, as so supplemented or amended. All references in this Agreement designated "Articles," "Sections," "Subsections" and other subdivisions are to the designated Articles, Sections,
Subsections and other subdivisions of this Agreement as originally executed, or if amended or supplemented, as so amended and supplemented, and all references in a Supplement to the designated "Articles," "Sections," "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of such Supplement. The words "herein," "hereof," "hereunder" and other words of similar import when not related to a specific subdivision of this Agreement, refer to this Agreement as a whole and not to any particular Article, Section, Subsection or other subdivision of this Agreement or any Supplement.

     "Amended Lease Schedule": With respect to any Series Lease Schedule, the list of Lease Contracts amending such Series Lease Schedule pursuant to any substitution, repurchase, modification or Funding of Lease Contracts in accordance with the terms hereof and the Lease Acquisition Agreement, and accompanied by a Company Certificate or a Transferor Certificate, as applicable.

     "Amortization Period": With respect to each Series of Certificates, the period commencing on the earlier of (i) the applicable Expected Funding Termination Date and (ii) the first day of the Accrual Period following the occurrence of a Funding Termination Event and, in either case, ending on the applicable Stated Maturity or Expected Maturity, as applicable.

     "Annualized Gross Default Rate": For any Due Period, the sum of the Implicit Principal Balances as of the Calculation Date occurring in such Due Period of all Lease Contracts that either
(a) have become delinquent for a period of 91 or more days during such Due Period (including any such Lease Contracts that have been repurchased, removed or substituted during such Due Period), or (b) the Servicer has determined in accordance with its customary practices that it shall not make a Servicer Advance with respect to such Lease Contract, that a prior Servicer Advance with respect to such Lease Contract is unrecoverable, or that the remaining Scheduled Payments under the related Lease Contract are uncollectible during such Due Period (including any such Lease Contracts that have been removed, repurchased or substituted during such Due Period), divided by the Aggregate IPB on the Calculation Date immediately preceding such Due Period multiplied by twelve.

     "Authenticating   Agent":   Initially,  the   Trustee,   and
thereafter  any  entity  appointed by  the  Trustee  pursuant  to
Section 7.14 hereof.

     "Back-up   Servicer":   Norwest  Bank  Minnesota,   National
Association, and all successors thereto.

     "Back-up  Servicer Fee":  The fee payable  on  each  Payment
Date to the Back-up Servicer in consideration for the Back-up Servicer's performance of its duties pursuant to this Agreement and the Servicing Agreement as Back-up Servicer, in an amount equal to the product of one-twelfth of the Back-up Servicer Fee Rate and the Outstanding Principal Amount of all Series of Class A Certificates immediately following the preceding Payment Date, provided, however, with respect to the Initial Payment Date, the Back-up Servicer Fee shall equal $150.51.

     "Back-up Servicer Fee Rate":  .05% per annum.

     "Benefit Plan Investor":  The meaning set forth in 29 C.F.R.
 2510.3-101.

     "Board of Directors": Either the board of directors of the Transferor or of the Servicer, as the context requires, or any duly authorized committee of such board.

     "Board Resolution": A copy of a resolution certified by the Secretary or an Assistant Secretary of the Transferor or of the Servicer to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

     "Broker Assignment Agreements": The assignments by which the Company obtains an assignment of lease contracts and the related equipment from the originating broker.

     "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in New York City or in the city in which the principal place of business of the Transferor or the Servicer or the corporate trust office of the Trustee under this Agreement is located are authorized or obligated by law or executive order to close.

     "Calculation Date": The last day of a Due Period, except that (a) with respect to any calculations made regarding any Funding for any Series of Certificates, the Calculation Date shall mean the Calculation Date that was the basis for the most recent Monthly Servicer's Report; and (b) with respect to any calculations made regarding the Initial Funding Amount for a Series or any Fundings that occur prior to delivery of the initial Monthly Servicer's Report, the Calculation Date shall mean the Cut-Off Date for the Initial Delivery Date.

     "Cash Collateral Account": The trust account or accounts created and maintained pursuant to Section 12.03 hereof.

     "Cash Collateral Account Factor":  One plus the quotient  of
(a) the positive difference between (i) the sum of (x) the weighted average of the Floating Rate for each Outstanding Series of Class A Certificates and the Fixed Rate for each Outstanding Series of Class A Certificates, weighted, respectively by the IPB for the related tranche of such Class A Certificates of each Series and (y) the MBIA Premium Rate (weighted by the Outstanding Principal Amount of the related Series of Class A Certificates), the Trustee Fee Rate, the Back-up Servicer Fee Rate, and
(ii) 2.5% over (b) twelve.

     "Cash Collateral Account Deposit": With respect to the issuance of any Series of Certificates, the amount to be deposited in the Cash Collateral Account on the related Delivery
Date as set forth in the applicable Supplement.

     "Cash Collateral Account Required Balance": As of any date of determination, an amount equal to the sum of all Cash Collateral Account Deposits for any Series of Certificates Outstanding plus the product of (i) the Cash Collateral Account Factor and (ii) the Required Collateralization Amount minus:

     (x) if the determination date relates to a Payment Date, the positive difference between: (A) the Aggregate IPB, and (B) the Outstanding Principal Amount of all Series of Class A Certificates, after giving effect to any payments of principal expected to occur on the related Payment Date; and

     (y) if the determination date relates to a Funding, the positive difference between: (A) the Aggregate IPB and the Funding IPB relating to the Funding expected to occur on the related Funding Date, and (B) the Outstanding Principal Amount of all Series of Class A Certificates and the Funding Amount for the Funding expected to occur on the related Funding Date;

provided,  however,  if a Trigger Event has  occurred,  the  Cash
Collateral Account Required Balance shall be an amount equal to zero.

     "Certificate" or "Certificates": Any one or collectively, all Outstanding Series of Class A Certificates and Class B Certificates or all Outstanding Certificates of any one Series or any one Class, as is consistent with the context in which such term is used.

     "Certificate Funding Administration Agreement": Unless otherwise specified in the related Supplement, with respect to any Series of Class A Certificates, the administration agreement executed in connection therewith between the Certificate Funding Administrator, the Servicer and the Transferor.

     "Certificate Funding Administrator": Rothschild Inc., or any successor Certificate Funding Administrator approved in writing by MBIA.

     "Certificate Insurance Policies": The certificate guaranty insurance policies issued by MBIA insuring each Series of Class A
Certificates in accordance with the terms thereof.

     "Certificate Interest Rate": With respect to any Series of Class A Certificates and each Floating Rate Tranche and Fixed Rate Tranche, the applicable Floating Rate and Fixed Rate, respectively, and with respect to any Series of Class B Certificates, the annual rate at which interest accrues on such Certificates of such Series, as specified as the Class B Certificate Interest Rate in the applicable Supplement.

     "Certificate Purchase Agreement":  Each Certificate Purchase
Agreement between the Transferor and one or more purchasers of Certificates.

     "Certificate  Register"  and "Certificate  Registrar":   The
respective meanings specified in Section 2.05 hereof.



     "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register.
     "Class": With respect to each Series of Certificates, as so specified in the related Supplement, a separate senior and/or subordinated Class of Certificates issued pursuant to this Agreement, designated as Class A Certificates and Class B Certificates, respectively, with the specific terms identified in this Agreement and in the applicable Supplement.

     "Class  A Certificates":  All Series of Class A Certificates
Outstanding as of any date.

     "Class A Principal Distribution Amount": As to each Series of Class A Certificates and (a) as of each Payment Date prior to the Stated Maturity of such Class of such Series, an amount equal to the lesser of:

          (i)  the  applicable  Class A  Targeted  Principal
               Distribution   Amount   for   the   Class   A
               Certificates of such Series for such  Payment
               Date, or

          (ii) if the amounts available in the Collection Account and the Cash Collateral Account (including any Reinvestment Income in such accounts) after payment of all amounts required by clauses (i) through (v) of
               Section 12.02(d) hereof are less than the Class A Targeted Principal Distribution Amounts for all Series of Class A Certificates, an amount equal to the product of:

               (A) the total funds available for payment of principal on the Class A Certificates, in accordance with the priorities set forth in
                    Section 12.02(d) hereof, and

               (B)  the applicable Pro Rata Share of the Class  A
                    Targeted Principal Distribution Amount for such Series of Class A Certificates;

     (b)  as  of  the Stated Maturity of each Series of  Class  A
          Certificates,  an  amount  equal  to  the   Outstanding
          Principal  Amount of the Class A Certificates  of  such
          Series as of such date.

     "Class  A  Targeted  Principal Distribution  Amount":   With
respect  to  each  Payment  Date  and  each  Series  of  Class  A
Certificates:

     (a)  during   the   Funding  Period  for  such   Series   of
          Certificates,   the   Class   A   Targeted    Principal
          Distribution Amount shall equal zero;

     (b) during the Amortization Period for any Payment Date other than at Stated Maturity, the Aggregate Targeted Principal Distribution Amount times a percentage determined by dividing: (i) the decline in the Series IPB for such Series of Class A Certificates from the second Calculation Date preceding such Payment Date to the Calculation Date preceding such Payment Date, by
          (ii) the decline in the Aggregate IPB from the second Calculation Date preceding such Payment Date to the Calculation Date preceding such Payment Date;

     (c)  on  the applicable Stated Maturity, an amount equal  to
          the   Outstanding   Principal   Amount   of   Class   A
          Certificates of such Series as of such date.

     "Class B Additional Return": With respect to each Series of Class B Certificates, the amount specified in the applicable Supplement that is payable upon the reduction of the Outstanding Principal Amount of such Series to zero and if more than one Outstanding Series of Class B Certificates is entitled to a Class B Additional Return pursuant to its related Supplement, the Pro Rata Share of such amount.
     "Class B Certificates": Each Class of Certificates designated as such in the applicable Supplement.

     "Class B Interest Rate": The annual rate at which interest accrues on the Class B Certificates of any Series, as specified in such Certificates and in the applicable Supplement for such Series.

     "Class B Principal Distribution Amount": Unless otherwise specified in the related Supplement, as to each Series of Class B Certificates and as of each Payment Date, an amount equal to all funds then available to be distributed in accordance with the priorities set forth in Section 12.02(d) hereof and if more than one Series of Class B Certificates are Outstanding, the Pro Rata Share of such funds, provided, however, that no principal shall be paid on any Series of Class B Certificates while its Related Series is in its Funding Period.

     "Code":  The Internal Revenue Code of 1986, as amended.

     "Collection Account": The trust account or accounts created and maintained pursuant to Section 12.02 hereof.

     "Company":   Granite  Financial, Inc.,  and  all  successors
thereto in accordance with the Lease Acquisition Agreement.

     "Company Certificate": An Officer's Certificate delivered by the Company substantially in the form of Exhibit A to the Lease Acquisition Agreement.

     "Concentration Limits":  The meaning specified in the  Lease
Acquisition Agreement.

     "Controlling Holders": If any Class A Certificates are then Outstanding, the Holders of not less than 51% of Outstanding Principal Amount of all Series of Class A Certificates; otherwise the Holders of not less than 51% of Outstanding Principal Amount of all Series of Class B Certificates.

     "Conversion Amount": With respect to each Conversion Date and any Series of Class A Certificates in its Funding Period, and as determined on the Determination Date preceding such Conversion Date, the lesser of (i) the product of the Advance Rate and the Aggregate Interval Pool with respect to such Series and (ii) the Outstanding Floating Tranche Balance for such Series; provided, however, that with respect to the Conversion Date for the final Floating Interval for any Series, the Conversion Amount for such Series will equal the Outstanding Floating Tranche Balance for such Series as of such Conversion Date.

     "Conversion Date": Unless otherwise specified in the related Supplement, the close of business on the last day of each Floating Interval (whether or not a Business Day), provided, however, that if a Funding Termination Event occurs during a Floating Interval, the Conversion Date with respect to such Floating Interval shall be the close of business on the last
Business Day of the Accrual Period in which such Funding Termination Event has occurred.

     "Conversion Rate": The lesser of (i) the Treasury Rate in effect on the Reset Date preceding the related Conversion Date corresponding most closely to the Weighted Average Life of the related Interval Pool, plus the Fixed Rate Spread, converted to a monthly interest rate and (ii) the Maximum Interest Rate.

     "Conversion Report": A Conversion Report substantially in the form of Exhibit H hereto.

     "Corporate Trust Office": The principal corporate trust office of the Trustee at 6th Street and Marquette Avenue, Minneapolis, Minnesota 55479-0070, or at such other address as the Trustee may designate from time to time by notice to MBIA, the Certificateholders and the Transferor, or the principal corporate trust office of any successor Trustee.

     "Cumulative Gross Default Rate": For any Due Period, the sum of the Implicit Principal Balances, determined in the Due Period during which such Lease Contracts became 91 or more days delinquent, that either (a) are currently delinquent for a period of 91 or more days (including any such Lease Contracts that have been repurchased, removed or substituted during such Due Period), or (b) the Servicer has determined in accordance with its customary practices that it shall not make a Servicer Advance with respect to such Lease Contract, that a prior Servicer Advance with respect to such Lease Contract is unrecoverable, or that the remaining Scheduled Payments under the related Lease Contract are uncollectible (including any such Lease Contracts that have been removed, repurchased or substituted during such Due Period) divided by the Aggregate Initial IPB of all Outstanding Series of Class A Certificates.

     "Customer":   The lessee under each related Lease  Contract,
including any guarantor of such lessee and their respective successors and assigns.

     "Cut-Off Date": With respect to any Series of Certificates, the meaning specified in the applicable Supplement.

     "Decrease Funding Termination Event":  With respect  to  any
Series in its Funding Period, the meaning set forth in the related Supplement.

     "Default": Any occurrence or circumstance which with notice or the lapse of time or both would become an Event of Default.

     "Defaulted Lease Contract": A Lease Contract shall become a Defaulted Lease Contract at the earlier of (a) the Calculation Date on which such Lease Contract becomes delinquent for a period of 180 or more days, or (b) the Servicer determines in accordance with its customary practices that it shall not make a Servicer Advance with respect to such Lease Contract, that a prior Servicer Advance with respect to such Lease Contract is unrecoverable, or that the remaining Scheduled Payments under the related Lease Contract are uncollectible.

     "Delinquent Lease Contract": For any Due Period, any Lease Contract (a) as to which a full Scheduled Payment was not received when due by the Servicer and remains unpaid as of the Calculation Date at the end of such Due Period and (b) which is not a Defaulted Lease Contract.

     "Delivery Date": The date on which the Certificates of a Series are first executed, authenticated and delivered, as specified in the applicable Supplement.

     "Determination  Date":   The fourth Business  Day  preceding
each Payment Date.

     "Discount Rate": With respect to any Series of Class A Certificates, or a portion of a Series of Class A Certificates on any date of determination, the rate equal to the sum of the Trustee Fee Rate, the Back-up Servicer Fee Rate, the applicable MBIA Premium Rate, and (i) with respect to any Floating Rate Tranche, the applicable Maximum Interest Rate, (ii) with respect to any Pool acquired on a Delivery Date, the related Initial Fixed Rate, and (iii) with respect to computations of the Conversion Amount , the Aggregate Interval Pool or the Net Interval Pool, the applicable Conversion Rate.

     "Dissolution Event": With respect to the Trust, the withdrawal or expulsion of the Transferor as a beneficial interest holder in the Trust, the termination, liquidation, or dissolution of the Transferor, or the occurrence of an Insolvency Event with respect to the Transferor.

     "Dollar(s)":  Lawful money of the United States of America.

     "Due Date": With respect to each Lease Contract, each date on which payment is due thereunder.

     "Due Period":  As to any Determination Date or Payment Date,
the  period beginning on the first day and ending on the last day
of   the  calendar  month  preceding  the  month  in  which  such
Determination Date or Payment Date occurs.

     "Electronic Ledgers": The electronic master records of all lease contracts of the Company or the Servicer similar to and including the Lease Contracts.

     "Eligible Investments":  Any and all of the following:

     (a) direct obligations of, and obligations fully guaranteed by, the United States of America, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Home Loan Banks or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

     (b) (i) demand and time deposits in, certificates of deposit of, banker's acceptances issued by or federal funds sold by any depository institution or trust company (including the Trustee or its agent acting in their respective commercial capacities) incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal and/or state authorities, so long as at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company has a short term unsecured debt rating in the highest available rating category of S&P and Moody's and provided that each such investment has an original maturity of no more than 365 days, and (ii) any other demand or time deposit or deposit which is fully insured by the Federal Deposit Insurance Corporation;

     (c) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause
          (a) above and entered into with a depository institution or trust company (acting as a principal) rated "A" or higher by S&P and rated A2 or higher by Moody's; provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (a) above and must (i) be valued weekly at current market price plus accrued interest, (ii) pursuant to such valuation, equal, at all times, 105% of the cash transferred by the Trustee in exchange for such collateral and (iii) be delivered to the Trustee or, if the Trustee is supplying the collateral, an agent for the Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities.

     (d) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which has a long term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

     (e) commercial paper having an original maturity of less than 365 days and issued by an institution having a short term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

     (f) a guaranteed investment contract approved in writing by each of the Rating Agencies and MBIA and issued by an insurance company or other corporation having a long term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

     (g) money market funds having ratings in the highest available rating categories of S&P and Moody's at the time of such investment which invest only in other Eligible Investments; any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirement for Eligible Investments set forth in this Agreement; and

     (h) any investment approved in writing by each of the Rating Agencies and MBIA.

The Trustee may purchase from or sell to itself or an affiliate, as principal or agent, the Eligible Investments listed above.
All Eligible Investments shall be made in the name of the Trustee for the benefit of the Certificateholders and MBIA.

     "Eligible Lease Contract": A Lease Contract that satisfies the selection criteria set forth in Section 3.01(a) of the Lease
Acquisition Agreement as of the applicable Acquisition Date.

     "Equipment": The equipment leased to the Customers pursuant to the Lease Contracts, together with any replacement parts, additions and repairs thereof, and any accessories incorporated therein and/or affixed thereto.

     "ERISA":   The  Employee Retirement Income Security  Act  of
1974, as amended or any successor statute thereto.

     "Event  of Default":  The meaning specified in Section  6.01 hereof.

     "Existing Indebtedness":  The meaning specified in the Lease
Acquisition Agreement.

     "Expected  Funding Termination Date":  For  each  Series  of
Class   A  Certificates  and  the  related  Series  of  Class   B
Certificates, the date specified in the related Supplement for such Series of Class A Certificates.

     "Expected Maturity":  With respect to any Series of Class  B
Certificates, the meaning specified in the applicable Supplement.

     "Final Due Date": With respect to each Lease Contract, the final Due Date thereunder.

     "Final Payment Date": With respect to any Certificate of a Series, the date on which the final principal payment on such Certificate is made as therein or herein provided, whether at the Stated Maturity or Expected Maturity, as applicable, or by acceleration or redemption.

     "First Period Interest": With respect to any Funding, the amounts, if any, of interest that will accrue on the related Funding Amount at the applicable Floating Interest Rate as determined on the related Reset Date, commencing on such Funding Date and ending on the last day of the Accrual Period in which such Funding occurs.
     "Fixed Rate": With respect to each Series of Class A Certificates, (i) until the first Conversion Date, a per annum rate equal to the Initial Fixed Rate; (ii) thereafter during the Funding Period for such Series and as of each Conversion Date with respect thereto, a rate as determined on the Reset Date immediately prior to such Conversion Date, equal to the lesser of
(A) the weighted average of the Initial Fixed Rate and the Conversion Rates established for each Interval Pool relating to such Series, weighted, respectively, by the Net Interval Pool for each such Interval Pool and (B) the Maximum Interest Rate; and
(iii) during the Amortization Period, an amount equal to the Fixed Rate set on the last Conversion Date for such Series.

     "Fixed Rate Spread":  With respect to each Series of Class A
Certificates, as defined in the related Supplement.

     "Fixed  Rate  Tranche":   With respect  to  each  Series  of
Class   A   Certificates,  the  tranche  under  the   Series   of
Certificates in a principal amount which is equal to the Outstanding Fixed Tranche Balance for such Series.

     "Floating Interval":  With respect to each Series of Class A
Certificates, as defined in the related Supplement.

     "Floating  Rate":  With respect to each Series  of  Class  A
Certificates, the lesser of (i) a per annum rate equal to the LIBOR Rate plus the applicable Floating Rate Spread and (ii) the
Maximum Interest Rate.

     "Floating  Rate  Spread":  With respect to  each  Series  of
Class A Certificates, as defined in the related Supplement.

     "Floating   Rate  Tranche":   For  a  Series  of   Class   A
Certificates in its Funding Period, the tranche under the Series of Certificates which is equal to the Outstanding Floating
Tranche Balance for such Series.

     "Floor Percentage":  5%.

     "Funded Lease Contract":  A Lease Contract acquired  by  the
Transferor on a Funding Date other than a Delivery Date.

     "Funding":    An  extension  of  credit  by  any   Class   A
Certificateholder to the Transferor on a Funding Date with respect to any Series of Class A Certificates.

     "Funding Amount": As of any Funding Date for any Series of Class A Certificates, the amount, if any, by which the sum of
(i) the Aggregate IPB as of such date (without taking into account the Funding IPB for the current Funding Date) and
(ii) the Funding IPB for the current Funding Date, exceeds the sum of (A) the Required Collateralization Amount and (B) the Outstanding Principal Amount of all Series of Class A Certificates; provided, however, that the sum of all Funding Amounts on all Funding Dates for such Series shall not exceed the Maximum Series Amount and no Funding Amount shall be less than the Minimum Funding Amount.

     "Funding Continuation Notice": Written notice from MBIA to the Transferor, the Servicer and the Trustee, substantially in the form of Exhibit F hereto, stating that the Funding Period for a particular Series of Class A Certificates can be continued for the period set forth in such Funding Continuation Notice on the terms set forth in this Agreement and the applicable Supplement for such Series.

     "Funding Date": With respect to any Series of Class A Certificates, any Business Day on which the Transferor desires to obtain a Funding in accordance with the terms of this Agreement, provided, however, that (a) no Fundings shall occur on any date between and including a Determination Date and the related Payment Date and (b) Fundings shall not occur more than one time per week.

       "Funding IPB": The sum of the Implicit Principal Balances of the Lease Contracts to be acquired by or on behalf of the Transferor on any Funding Date.

     "Funding  Period":   The period of time  commencing  on  the
initial issuance of a Series of Class A Certificates and ending on the applicable Funding Termination Date.

     "Funding Report": A Funding Report in the form of Exhibit E hereto.

     "Funding  Termination Date":  With respect to any Series  of
Certificates, the earlier of (a) the Expected Funding Termination
Date,  and (b) the day of the occurrence of a Funding Termination
Event.

     "Funding Termination Event":  With respect to any Series  of
Class   A  Certificates  and  the  Related  Series  of  Class   B
Certificates, the meaning specified in the applicable Supplement for such Series of Class A Certificates.

     "Guaranty  Amounts":   Any  and  all  amounts  paid  by  any
guarantor indicated on the applicable Lease Contract.

     "Holder" or "Certificateholder": The person in whose name a Certificate is registered in the Certificate Register.

     "Implicit Principal Balance" or "IPB": As of any date of determination, with respect to any Lease Contract, the present value of the remaining stream of Scheduled Payments (reduced by the applicable Servicer Fee but not reduced by any Additional Servicer Fee) due with respect to such Lease Contract after the applicable Calculation Date, and calculated by discounting such Scheduled Payments (assuming such Scheduled Payments are received on the last day of the related Due Period) to such Calculation Date at an annual rate equal to the applicable Discount Rate, at the same frequency as the Payment Dates; except that on the Calculation Date, (a) on or immediately following the deposit into the Collection Account of any Insurance Proceeds (and the termination of the related Lease Contract) or the Removal Price, or on or immediately following the delivery of a Substitute Lease Contract, (b) immediately on or after the date that a Lease Contract has become a Defaulted Lease Contract, or
(c) immediately preceding the Final Payment Date, the Implicit Principal Balance of each such related Lease Contract shall be zero. To the extent that the Final Due Date of any Series Lease Contract is later than the Stated Maturity of the last maturing Certificates of the related Series of Class A Certificates, any Scheduled Payments due on such Lease Contract after the Calculation Date immediately preceding such Stated Maturity shall not be taken into account in calculating the Implicit Principal Balance of such Lease Contract.

     "Independent": When used with respect to any specified Person means such a Person, who (a) is in fact independent of the Transferor, (b) does not have any direct financial interest or any material indirect financial interest in the Transferor or in any Affiliate of the Transferor and (c) is not connected with the Transferor as an officer, employee, promoter, underwriter, trustee, partner, director, or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by a Transferor Order and approved by the Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

     "Independent Accountants": Ehrhardt, Keefe, Steiner & Hottman, or any firm of independent certified public accountants of recognized national standing and reasonably acceptable to MBIA, or if an MBIA Default or Termination has occurred and is continuing, the Controlling Holders.

     "Initial Cash Deposit": The amount, if any, specified in the applicable Supplement.

     "Initial Delivery Date": The date on which the first Series of Certificates are executed, authenticated and delivered.

     "Initial  Fixed  Rate":   With respect  to  each  Series  of
Class A Certificates and if so specified with respect to any Series of Class B Certificates, as defined in the related
Supplement.

     "Initial  Funding Amount":  With respect to each  Series  of
Class A Certificates, as defined in the related Supplement.

     "Initial Payment Date": With respect to each Series, as defined in the related Supplement.

     "Initial  Pool  Balance":  With respect to  each  Series  of
Certificates, the Series IPB as of the related Delivery Date.

     "Initial  Series  Lease Schedule":   The  listing  of  Lease
Contracts   and  related  Equipment  attached  to   the   Company
Certificate executed on the Initial Delivery Date.

     "Insolvency Event" means, with respect to a specified Person, (a) the commencement of an involuntary case against such Person under the Federal bankruptcy laws, as now or hereinafter in effect, or another present or future Federal or state bankruptcy, insolvency or similar law, and such case is not dismissed within 60 days; or (b) the filing of a decree or entry of an order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs; or (c) the commencement by such Person of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

     "Insurance Agreement": With respect to each Series of Class A Certificates, the applicable Insurance Agreement related to such Series, by and among MBIA, the Transferor, the Company, the Servicer, the Back-up Servicer, the Trustee and the Certificate Funding Administrator, as amended or supplemented in accordance with the terms thereof.

     "Insurance Policy": With respect to an item of Equipment and a Lease Contract, any insurance policy maintained by the Customer pursuant to the related Lease Contract that covers physical damage to the Equipment or general liability (including policies procured by the Company or the Servicer on behalf of the Customer).

     "Insurance Proceeds": With respect to an item of Equipment and a Lease Contract, any amount received during the related Due Period pursuant to an Insurance Policy issued with respect to such Equipment and the related Lease Contract, net of any costs of collecting such amounts not otherwise reimbursed.

     "Insurer": Any insurance company or other insurer providing any Insurance Policy.

     "Interval Pool": With respect to each Series of Class A Certificates (i) the Lease Contracts set forth in the Initial Series Lease Schedule relating to such Series and (ii) for each Floating Interval, all of the Lease Contracts acquired by the Transferor during such Floating Interval

     "Investment and Assumption Letter": The letter required to be delivered by each transferee of a Certificate, as provided in
Section  2.06  hereof, substantially in the  form  of  Exhibit  C hereto or, under the circumstances described in Section 2.06(a)(ii), in the form required thereby.

     "Lease   Acquisition  Agreement":   The  Lease   Acquisition
Agreement dated as of November 1, 1996, by and between the Transferor and the Company, as amended or supplemented from time to time in accordance with the terms thereof.

     "Lease   Assets":   The  meaning  specified  in  the   Lease
Acquisition Agreement.

     "Lease  Contract File":  The meaning specified in the  Lease
Acquisition Agreement.

     "Lease Contracts": The lease contracts including all Loan Contracts (and all rights with respect thereto, including all guaranties and other agreements or arrangements of whatever character from time to time supporting or securing payment of any Lease Contract and all rights with respect to any agreements or arrangements with the vendors, dealers or manufacturers of the Equipment to the extent specifically related to any Lease
Contract) which are identified either (i) on a Series Lease Schedule delivered to the Trustee and MBIA on a Delivery Date, or
(ii) on an Amended Lease Schedule delivered to the Trustee and MBIA on an Acquisition Date or on the date on which Substitute Lease Contracts are delivered to the Trustee; provided that, from and after the date on which a Lease Contract is repurchased, removed or substituted by the Company or the Transferor in accordance with Section 4.04 hereof, such repurchased, removed or replaced Lease Contract shall no longer constitute a Lease Contract for purposes of the Transaction Documents.

     "Lease Receivables": With respect to any Lease Contract, all of, and the right to receive all of (a) the Scheduled Payments, (b) any prepayments made with respect of such Lease Contract, (c) any Guaranty Amounts, (d) any Insurance Proceeds,
(e)  any Residual Proceeds, (f) any Overdue Payments, and (g) any
Recoveries.

     "Lease Sale Agreement": Each Lease Sale Agreement entered into by the Transferor with a Seller and approved by MBIA in writing, substantially in the form of Exhibit I hereto.

     "LIBOR  Rate":   Unless otherwise specified in  the  related
Supplement, with respect to each Series of Class A Certificates and each Accrual Period, an interest rate per annum equal to the rate for London interbank offered quotations for one-month Eurodollar deposits determined by the Trustee for such Accrual Period as follows:

     (a) On each Reset Date, the Trustee will determine the LIBOR Rate on the basis of the rate for deposits in U.S. Dollars for a period of one month that appears on the Telerate Page 3750 or Bloomberg MMR2 as of 11:00 a.m. (London time) on such Reset Date. If such rate does not appear on Telerate Page 3750 or Bloomberg MMR2, the rate for such Reset Date will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the Reference Banks at approximately 11:00 a.m. (London time) on such date to prime banks in the London interbank market for a period of one month commencing on that Reset Date. The Trustee will request the principal London office of each of the Reference Banks to provide such a quotation.

     (b) If, on any Reset Date, at least two Reference Banks provide quotations when requested, the LIBOR Rate for such Reset Date will be the arithmetic mean of the quotations so received.

     (c) If, on any Reset Date, only one or none of the Reference Banks provides such a quotation, the LIBOR Rate will be the arithmetic mean of the offered rates quoted by major banks in New York City selected by the Trustee at approximately 11:00 a.m. (New York City time) on such Reset Date for loans to leading European banks in U.S. Dollars for a period of one month commencing on that Reset Date.

     (d) If, on any Reset Date, the LIBOR Rate cannot be calculated pursuant to one of the above methods, the LIBOR
     Rate for such Reset Date shall be the Maximum Interest Rate.

     "Lien":   The  meaning  specified in the  Lease  Acquisition
Agreement.

     "Liquidated Lease Receivable": A Lease Receivable that has been liquidated pursuant to Section 3.01(b) of the Servicing
Agreement.

     "Loan Contract": A Lease Contract that evidences a sale of the related Equipment to the Customer and the retention by the lessor of a security interest in such Equipment.

     "Lockbox  Account":  The meaning specified in the  Servicing
Agreement.

     "London Banking Day": Any day on which dealings in deposits in Dollars are transacted in the London interbank market.

     "Material Affiliate": Any entity whose capital stock the Company has majority ownership.

     "Maximum  Interest  Rate":   For  each  Series  of  Class  A
Certificates, as defined in the related Supplement.

     "Maximum  Monthly  Amount":  For  each  Series  of  Class  A
Certificates, as defined in the related Supplement.

     "Maximum Series Amount": For each Series, as defined in the related Supplement.

     "MBIA":    MBIA  Insurance  Corporation  and  any  successor
thereto.

     "MBIA   Default   or  Termination":   The   occurrence   and
continuance of any of the following events:

     (a) the failure by MBIA to make a payment under a Certificate Insurance Policy in accordance with its terms;

     (b) the occurrence of an "Insurer Insolvency," as that term is defined in the Insurance Agreement, with respect to MBIA; or

     (c) 124 days have lapsed since all Class A Certificates have been paid in full, MBIA has been paid all amounts owed to it under each Insurance Agreement, all Certificate Insurance Policies have been surrendered to MBIA and the Insurance Agreements have been terminated.

     "MBIA Premium": The sum of all MBIA Premiums specified in each Insurance Agreement.

     "MBIA  Premium  Rate":   With  respect  to  each  Series  of
Certificates,  the meaning specified in the applicable  Insurance
Agreement.

     "Minimum  Funding Amount":  With respect to each  Series  of
Class  A  Certificates,  the meaning  specified  in  the  related
Supplement.

     "Minimum  Monthly Amount":  With respect to each  Series  of
Class  A  Certificates,  the meaning  specified  in  the  related
Supplement.

     "Monthly Servicer's Report": The report prepared by the Servicer pursuant to Section 4.01 of the Servicing Agreement.

     "Moody's":    Moody's  Investors  Service,  Inc.   and   its
successors in interest.

     "Net Funding Amount": With respect to each Funding Date, the positive difference between the Funding Amount and the First
Period Interest.

     "Net Interval Pool": With respect to each Interval Pool and as of any date of determination, the then outstanding IPB of such Interval Pool.

     "Net Worth Requirement" means, for purposes of determining whether a Trigger Event has occurred, the Servicer's consolidated Tangible Net Worth shall not be less than (a) during the period from the Initial Delivery Date through the fiscal year ending
June 30, 1997, $10,189,224, (b) during the fiscal year ending June 30, 1998, the sum of (i) $10,189,224 plus (ii) 75% of the cumulative after tax consolidated net income from October 1, 1996 to June 30, 1997, such amount being calculated without any offset and reduction for net losses incurred from October 1, 1996 to June 30, 1997, and (c) during each fiscal year ending thereafter, the sum of (i) the Net Worth Requirement established as of the last day of the immediately preceding fiscal year, plus
(ii) 75% of the cumulative after tax consolidated net income for each year thereafter, such amount being calculated without any offset or reduction for net losses incurred during the fiscal year for which such calculation is being made. For purposes of determining whether a Funding Termination Event has occurred, the Net Worth Requirement shall have the same meaning as set forth above, except that $10,571,320 shall be substituted for $10,189,224 above.

     "Nonrecoverable Advance": The meaning specified in the Servicing Agreement.

     "Officer's Certificate": A certificate signed by the Chairman of the Board, the President, a Vice President, the Treasurer, the Controller, an Assistant Controller or the Secretary of the company on whose behalf the certificate is delivered, and delivered to the Trustee, which certificate shall comply with the applicable requirements of Section 13.13 hereof. Unless otherwise specified, any reference in this Agreement to an Officer's Certificate shall be to an Officer's Certificate of the Transferor.

     "1-30 Day Delinquency Rate": For any Due Period, the sum of the Implicit Principal Balances as of the Calculation Date occurring in such Due Period of all Lease Contracts that are at least 1 day and less than 31 days delinquent as of such Calculation Date (including any such Lease Contracts that have been repurchased, removed or substituted during such Due Period), divided by the Aggregate IPB on such Calculation Date (including any such Lease Contracts that have been repurchased, removed or substituted during such Due Period).

     "Opinion of Counsel": A written opinion of outside counsel who shall be reasonably satisfactory to the Trustee and MBIA and which opinion shall comply with the applicable requirements of
Section 13.13 hereof.

     "Outstanding": With respect to Certificates, as of any date of determination, all Certificates theretofore authenticated and delivered under this Agreement except:

     (a)  Certificates  theretofore canceled by  the  Certificate
          Registrar or delivered to the Certificate Registrar for cancellation; and

     (b) Certificates in exchange for or in lieu of which other Certificates have been authenticated and delivered pursuant to this Agreement, unless proof satisfactory to the Trustee is presented that any such Certificates are held by a bona fide purchaser;

provided, however, that for purposes of disbursing payments from the Certificate Insurance Policies and in determining whether the Holders of the requisite Outstanding Principal Amount of Certificates have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Transferor or any other obligor upon the Certificates or any Affiliate of the Transferor or the Servicer or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Certificates which the Trustee knows to be so owned shall be so disregarded.

     "Outstanding Fixed Tranche Balance": With respect to any Series of Class A Certificates as of any date of determination, a principal amount equal to the positive difference between (i) the sum of (a) the Initial Funding Amount for such Series and (b) the aggregate of all Conversion Amounts for such Series and (ii) the sum of (a) the aggregate Class A Principal Distribution Amounts distributed to Certificateholders of such Series pursuant to
Section 12.02(d)(vi) hereof, and (b) the aggregate Additional Principal Amounts distributed to Certificateholders of such Series pursuant to Section 12.02(d)(x) hereof.

     "Outstanding Floating Tranche Balance": With respect to any Series of Class A Certificates, as of the applicable Delivery Date, zero. Thereafter, on any date of determination, an amount equal to the aggregate amount of all Fundings made with respect to such Series through and including such date of determination exclusive of the Funding with respect to such Series on the Delivery Date, minus the aggregate amount of all Conversion Amounts for such Series through and including such date of determination.

     "Outstanding Principal Amount": With respect to any Outstanding Class A Certificate or Series of Class A Certificates as of any date of determination, the sum of the Outstanding
Floating Tranche Balance for such Series and the Outstanding Fixed Tranche Balance for such Series; and with respect to any Outstanding Class B Certificate or Series of Class B Certificates, the unpaid principal amount of such Certificate or Class of Certificates.

     "Overdue Payment": With respect to a Due Period and a Lease Contract that is a Delinquent Lease Contract, all payments due in a prior Due Period that the Servicer receives from or on behalf of a Customer during the related Due Period on such Delinquent Lease Contract, including any Servicing Charges.

     "Paying Agent": The Trustee or any other Person that meets the eligibility standards for the Trustee specified in Section
7.08  hereof  and  is  authorized by the Transferor  pursuant  to
Section 7.16 hereof to pay the principal of, or interest on, any Certificates on behalf of the Transferor.

     "Payment Date": For each Series, the twentieth day of each calendar month (or if such day is not a Business Day, the next succeeding Business Day) commencing on the Initial Payment Date for such Series.

     "Person": Any individual, corporation, partnership, association, joint-stock company, limited liability company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "Placement Agent":  Rothschild Inc.

     "Pool": A pool of Eligible Lease Contracts to be funded on a Funding Date or any Delivery Date.

     "Preference  Claim":   The meaning  given  in  Section  8.01
hereof.

     "Private Placement Memorandum" or "Final Private Placement Memorandum": The Private Placement Memorandum, if any, related to any direct or indirect offering of a Series of Certificates and having the date specified in the applicable Supplement.

     "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

     "Pro Rata Share":  With respect to:

     (a)  any  distribution of the Class A Principal Distribution
          Amount on any Series of Class A Certificates on any Payment Date, a percentage, determined by dividing:

          (i) the Class A Targeted Principal Distribution Amount scheduled to be paid on such Series of Class A
               Certificates, by

          (ii) the   aggregate   Class   A   Targeted   Principal
               Distribution Amounts in respect of all Series of Class A Certificates on such Payment Date;

     (b) any distribution of interest on any Series of Class A Certificates on any Payment Date, a percentage, determined by dividing the amount of interest scheduled to be paid on such Series of Class A Certificates by the amount of interest scheduled to be paid on all Series of Class A Certificates on such Payment Date;

     (c) any payments of Additional Principal Amounts on any Payment Date, a percentage determined by dividing:

          (i) the decline in the related Series IPB since the Calculation Date preceding the applicable Trigger
               Event, by

          (ii) the   decline  in  the  Aggregate  IPB  since  the
               Calculation Date preceding the applicable  Trigger
               Event;

     (d)  any  distribution of the Class B Principal Distribution
          Amount  and the Class B Additional Return on any Series
          of  Class  B  Certificates  on  any  Payment  Date,   a
          percentage, determined by dividing:

          (i)  the Outstanding Principal Amount of such Series of
               Class B Certificates, by

          (ii) the aggregate Outstanding Principal Amount of all Series of Class B Certificates.


     "PUT Payments": A provision in a Lease Contract obligating the lessee to purchase the related Equipment upon termination.

     "Rating Agencies":  Moody's and S & P.

     "Record Date": The close of business on the last day of the month preceding the applicable Payment Date, whether or not a Business Day, except with respect to an Initial Payment Date, the Record Date shall be the related Delivery Date.

     "Recoveries": For any Due Period occurring after the date on which any Lease Contract becomes a Defaulted Lease Contract and with respect to such Defaulted Lease Contract, all payments that the Servicer received from or on behalf of a Customer during such Due Period in respect of such Defaulted Lease Contract or from liquidation or re-leasing of the related Equipment, including but not limited to Scheduled Payments, Overdue Payments, Guaranty Amounts, and Insurance Proceeds.

     "Redemption Account": The trust account or accounts created and maintained pursuant to Section 12.02 hereof.

     "Redemption  Date":  A date fixed pursuant to Section  10.01 hereof.

     "Redemption Price": With respect to any Class of Certificates being redeemed pursuant to Article Ten hereof, and as of the related Redemption Date, the Outstanding Principal Amount of such Class of Certificates, together with interest accrued and unpaid thereon to but excluding the related Redemption Date at the applicable Certificate Interest Rate (exclusive of installments of interest and principal maturing on or prior to such date, payment of which shall have been made or duly provided for to the Holder of such Certificate on the applicable Record Date or as otherwise provided in this Agreement).

     "Redemption Record Date": With respect to any redemption of Certificates, a date fixed pursuant to Section 10.01 hereof.

     "Reference Banks": For each Series of Class A Certificates, unless otherwise specified in the applicable Supplement, four leading banks selected by the Trustee that are engaged in transactions in eurodollar deposits in the international Eurocurrency market, each of which shall have an established place of business in London.

     "Registered Holder": The Person whose name appears on the Certificate Register on the applicable Record Date or Redemption
Record Date.

     "Reinvestment  Income":   Any  interest  or  other  earnings
earned on all or part of the Trust Estate.

     "Related Series": As to each Series of Class B Certificates, the Series of Class A Certificates which shall be designated in the Supplement for such Series of Class B Certificates as its "Related Series"; and as to each Series of Class A Certificates, one or more Series of Class B Certificates which have been designated as having such Series of Class A Certificates as a "Related Series."

     "Removal Price": With respect to any Lease Contract repurchased by the Company pursuant to Sections 2.06 or 3.03 of the Lease Acquisition Agreement, repurchased by any Seller pursuant to a Lease Sale Agreement or removed by the Transferor pursuant to Section 4.04(d) hereof, the sum of (a) the Implicit Principal Balance (computed without giving effect to clauses (b) and (c) of the definition of "Implicit Principal Balance") of the related Lease Receivable on the Calculation Date on or immediately preceding the date when the Lease Contract is removed or repurchased, (b) any Scheduled Payments with respect to the Lease Contract due on or prior to such Calculation Date but not received through such Calculation Date, and (c) with respect to the related Equipment, the amount, if any, recorded in the books and records of the Transferor as the "unguaranteed residual."

     "Required Audits":  With respect to each Series of  Class  A
Certificates,  the  requirements  set  forth  in  the  applicable
Supplement.

     "Required  Collateralization Amount":  As  of   the  Initial
Delivery   Date,   $1,639,954.70,  and  as  of    any   date   of
determination thereafter, the greatest of

     (a) one minus the applicable Advance Rate multiplied by the Aggregate IPB (including any Lease Contracts to be purchased or funded and excluding any Lease Contracts to be released pursuant to Section 10.05 hereof on such date of determination),

     (b) the aggregate Implicit Principal Balance of the Lease Contracts (including any Lease Contracts to be purchased or funded on such date of determination and excluding any Lease Contracts to be released pursuant to Section 10.05 hereof on such date of determination) relating to the three Customers whose Lease Contracts have the greatest remaining Implicit Principal Balances, and

     (c)    the  Floor  Percentage multiplied  by  the  Aggregate
     Initial IPB (including any Lease Contracts to be purchased or funded on such date of determination).

     "Reset Date": Unless otherwise specified in the related Supplement, during the Funding Period for each Series, (i) with respect to First Period Interest, the second Business Day preceding a Funding Date, (ii) with respect to the LIBOR Rate
(other than the calculation of the LIBOR Rate with respect to First Period Interest), the second Business Day immediately preceding the commencement of each Accrual Period for interest paid on any Payment Date; provided, however, that if such date is not both a Business Day and a London Banking Day, the Reset Date shall be the first preceding day that is both a Business Day and a London Banking Day and (iii) with respect to the Treasury Rate, the Conversion Rate or the Fixed Rate, the Determination Date preceding the related Conversion Date.

     "Residual Proceeds": With respect to a Lease Contract that is not a Defaulted Lease Contract and the related Equipment, the net proceeds (including Insurance Proceeds) of any sale, re-lease (including any lease renewal) or other disposition of such Equipment or any periodic payment under the Lease Contract for use of the Equipment after the initial term thereof.

     "Responsible Officer": When used with respect to the Trustee, any officer assigned to the Corporate Trust Department (or any successor thereto), including any Vice President, Senior Trust Officer, Trust Officer, Assistant Trust Officer, any Assistant Secretary, any Trust Officer or any other Officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "Sale":  The meaning specified in Section 6.18 hereof.

     "Scheduled  Expenses":   On  any  Determination  Date,   the
Servicer Fee, the Back-up Servicer Fee, the MBIA Premium and  the
Trustee Fee to be due on the next succeeding Payment Date.

     "Scheduled Payment": With respect to a Payment Date and a Lease Contract, the periodic payment (exclusive of any amounts in respect of taxes and any PUT Payments or other balloon payments) set forth in such Lease Contract due from the Customer in the related Due Period, calculated without regard to any modification granted pursuant to Section 3.01(b)(v) of the Servicing Agreement.

     "Seller": Any Person that has been approved in writing by MBIA to sell Lease Contracts to the Transferor pursuant to a Lease Sale Agreement and as to which MBIA has received such legal opinions, certificates and any other documentation as MBIA may reasonably request.

     "Series": A separate Series of Certificates issued pursuant to this Agreement, with the specific terms identified in the applicable Supplement. Each Series may be comprised of either or both Class A Certificates and Class B Certificates.

     "Series  IPB":   With respect to any Series of Certificates,
the  sum of the Implicit Principal Balances of all related Series
Lease Contracts.

     "Series  Lease  Contracts":  For  each  Series  of  Class  A
Certificates and the Related Series of Class B Certificates,  the
Lease Contracts listed on the related Series Lease Schedule.

     "Series Lease Schedule": For each Series of Certificates, the list of Lease Contracts and Lease Receivables attached to the applicable Supplement for such Series of Certificates, together with and as amended by all related Amended Lease Schedules, each of which shall include with respect to each Lease Contract:
(a) a number identifying the Lease Contract, (b) the Implicit Principal Balance, (c) the number identifying the Customer,
(d) the State of the Customer's billing address, (e) the original and remaining term, (f) the Scheduled Payment and the frequency thereof, (g) the Equipment type, (h) the zip code of the Customer's billing address, (i) the broker of the Lease Contract
(j) whether such Lease Contract is a "true lease" or a Loan Contract, (k) the amount of any PUT Payment and (l) any additional items specified in the related Supplement.

     "Servicer":   Initially,  the Company,  and  thereafter  any
successor Servicer appointed pursuant to Section 6.02 of the Servicing Agreement.

     "Servicer  Advance":  The meaning set forth in Section  3.04 of the Servicing Agreement.

     "Servicing Officers": The persons listed on a certificate of the Servicer from time to time delivered by the Servicer to the Transferor and the Trustee.

     "Servicer Fee": $8 per Lease Contract per Scheduled Payment on such Lease Contract, the amount payable to the Servicer as the Servicer Fee on each Payment Date. The Servicer Fee shall not include the Additional Servicer Fee.

     "Servicing Agreement":  The Servicing Agreement dated as  of
November 1, 1996 by and among the Servicer, the Transferor, the Back-up Servicer and the Trustee, as amended or supplemented from time to time in accordance with the terms thereof.

     "Servicing Charges": The sum of (a) all late payment charges paid by Customers on Lease Contracts that are Delinquent Lease Contracts after payment in full of any Scheduled Payments due in a prior Due Period and Scheduled Payments for the related Due Period and (b) any other incidental charges or fees received from a Customer, including but not limited to, late fees, collection fees and bounced check charges.

     "61-90 Day Delinquency Rate": For any Due Period, the sum of the Implicit Principal Balances as of the Calculation Date occurring in such Due Period of all Lease Contracts that are more than 60 days and less than 91 days delinquent, as of such Calculation Date (including any such Lease Contracts that have been repurchased, removed or substituted during such Due Period), divided by the Aggregate IPB on such Calculation Date (including any such Lease Contracts that have been repurchased, removed or substituted during such Due Period).

     "S  & P":  Standard & Poor's Ratings Services, a division of
The McGraw Hill Companies, Inc., and its successors in interest.

     "State": Any state of the United States of America and, in addition, the District of Columbia and Puerto Rico.

     "Stated  Maturity":  With respect to any Series of  Class  A
Certificates, the meaning specified in the applicable Supplement.

     "Substitute Lease Contract": The meaning specified in the Lease Acquisition Agreement.

     "Supplement": With respect to any Series, the supplement to this Agreement in the form attached as Exhibit B hereto for any Series of Class A Certificates and for any Series of Class B Certificates and pursuant to which the terms of such Series are specified as provided in Section 2.02 hereof.

     "Tangible Net Worth": The excess of (a) the tangible assets of the Servicer and any subsidiaries calculated in accordance with GAAP, as reduced by adequate reserves in each case where reserves are proper, over (b) all indebtedness (including subordinated debt) of the Servicer and its subsidiaries; provided, however, that (i) in no event shall there be included in the above calculation any intangible assets such as patents, trademarks, trade names, copyrights, licenses, goodwill, organizational costs, advances or loans to, or receivables from, directors, officers, employees or subsidiaries (other than subsidiaries that are special purpose entities owned by the Servicer or any subsidiary thereof), prepaid assets, amounts relating to covenants not to compete, pension assets, deferred charges or treasury stock or any securities of the Servicer or any other securities unless the same are readily marketable in the United States of America or entitled to be used as a credit against federal income tax liabilities, (ii) securities included as such intangible assets shall be taken into account at their current market price or cost, whichever is lower, and (iii) any write-up in the book value of any assets shall not be taken into account.

     "Transaction  Documents":   The  Agreement,  the   Servicing
Agreement, the Lease Acquisition Agreement, the Certificates, the
Insurance Agreements, the Certificate Insurance Policies and  the
Certificate Funding Administration Agreements.

     "Transaction Documents Date":  With respect to  each  Series
of   Certificates,  the  meaning  specified  in  the   applicable
Supplement.

     "Transferor":   GF  Funding Corp.  II,  and  all  successors
thereto in accordance with the terms hereof.

     "Transferor    Certificate":    An   Officer's   Certificate
delivered by the Transferor substantially in the form of  Exhibit
D hereto.

     "Transferor  Order"  and "Transferor  Request":   A  written
order or request signed in the name of the Transferor by its President or a Vice President, and delivered to the Trustee.

     "Transferor Payment Office": The account indicated in the instructions provided by the Transferor to each Holder of a Certificate in its Funding Period, as such instructions may be amended from time to time upon two Business Days' written notice from the Transferor to each such Holder.

     "Transition Cost": Any documented expenses reasonably incurred by a successor Servicer, the Trustee or MBIA in connection with a transfer of servicing from the Servicer to a successor Servicer as successor Servicer pursuant to Section 6.02 of the Servicing Agreement, but not to exceed $50,000.

     "Treasury Rate": With respect to each Reset Date preceding each Conversion Date, a per annum rate equal to the yield on actively traded U.S. government securities with a maturity corresponding most closely to the Weighted Average Life of the related Initial Pool or related Aggregate Interval Pool, as applicable, as set forth on page "USD" of the Bloomberg Financial Markets Screen as set forth on page "USD" of the Bloomberg Financial Markets Screen (or if not available, any other nationally recognized trading screen reporting on-line intra-day trading in United States government securities) at 11:00 a.m. (New York time) on any date of determination, or in the event no such nationally recognized trading screen is available, the arithmetic mean of the yields for the two columns under the heading "Week Ending" published in the Statistical Release under the caption "Treasury Constant Maturities" for two year maturities.

     "Trigger Event": The occurrence of any one of the following events, and the declaration by MBIA, or if an MBIA Default or Termination has occurred and is continuing, by the Controlling Holders, that such occurrence shall constitute a Trigger Event:

     (a) commencing with the fourth Determination Date after the Initial Delivery Date, the average of the Annualized
          Gross Default Rates for the three consecutive prior Due
          Periods was equal to or greater than 5.5%;

     (b)  the Cumulative Gross Default Rate exceeds 7.5%;

     (c) commencing with the fourth Determination Date after the Initial Delivery Date, the average of the 61-90 Day
          Delinquency Rates for the three consecutive  prior  Due
          Periods was equal to or greater than 2%;

     (d)  the Net Worth Requirement is not met;

     (e)  the   Transferor  or  the  Trust  Estate   becomes   an
          "investment   company"  within  the  meaning   of   the
          Investment Company Act of 1940, as amended;

     (f)  the occurrence of a Servicer Event of Default;

     (g) either William W. Wehner or both of the following employees, Mark Speros and William Cobb (or the successor chief financial officer if MBIA has consented to such person in writing), terminate or shall have terminated their employment with the Servicer or any of its Affiliates or die;

     (h) an Event of Default occurs or the Company or any Material Affiliate shall be in default under, or in violation of any covenant or obligation under any loan agreement, such that the lender under such loan agreement would be authorized, pursuant to the terms of such agreement and upon the expiration of any cure period or grace period with respect to such violation or default, to demand immediate payment by the Company or such Material Affiliate, as applicable, of 10% or more of the aggregate total recourse debt of the Company and all affiliates of the Company, and such default or violation shall not have been cured, remedied or waived in writing by such lender after 90 days, counting from the initial date of the violation or default and not from the expiration of any applicable cure or grace period;

     (i)   any  payment  by  MBIA under a  Certificate  Insurance
Policy; or

     (j) the occurrence of any other event designated as an additional Trigger Event set forth in any Supplement.

     "Trust":   The  GF  Funding Corp. II  Master  Trust  created
hereunder.

     "Trust  Estate":   The meaning specified in  the  Conveyance
Clause of this Agreement.

     "Trustee":   Norwest  Bank Minnesota, National  Association,
until a successor Person shall have become the Trustee pursuant to the applicable provisions of this Agreement, and thereafter
"Trustee" shall mean such successor Person.

     "Trustee Fee": The fee payable on each Payment Date to the Trustee in consideration for the Trustee's performance of its duties pursuant to this Agreement as Trustee, in an amount equal to the product of one-twelfth of the Trustee Fee Rate and the Outstanding Principal Amount of all Series of Class A
Certificates immediately following the preceding Payment Date, provided, however, with respect to the Initial Payment Date, the Trustee Fee shall equal $150.51.

     "Trustee Fee Rate":  .05% per annum.

     "Vice  President":   With respect to the Transferor  or  the
Trustee, any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

     "Weighted  Average  Life":   The weighted  average  life  to
maturity of the Lease Contracts delivered to the Trustee on the applicable Delivery Date or in a Floating Interval.

                           ARTICLE TWO

                        THE CERTIFICATES

     Section 2.01   Form Generally.

     The Class A Certificates and the certificates of authentication shall be in substantially the form set forth in Exhibit A-1 hereto and the Class B Certificates shall be in substantially the form set forth in Exhibit A-2 hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may, consistently herewith, be determined by the officers executing such Certificates, as evidenced by their execution of the Certificates.

     The definitive Certificates shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any manner acceptable to the Trustee and the initial purchasers of the Certificates, all as determined by the officers executing such Certificates, as evidenced by their execution of such Certificates.

     Section 2.02   Series; Denomination.

     (a)   This  Agreement  provides  for  the  issuance  by  the
Transferor from time to time of one or more Series of Certificates consisting of one or both Class A Certificates and Class B Certificates, all subject to and in accordance with the terms of this Agreement and the applicable Supplement and provided that no Series of Class A Certificates may be issued while another Series of Class A Certificates is in its Funding Period. Each Certificate in a Series shall bear upon the face thereof the designation selected for the Series to which it belongs. All Series of Certificates of each Class shall be identical except for differences among the Series for Certificate Interest Rates, Stated Maturities, Expected Maturity Dates and the other items identified below.

     Each Series of Class A Certificates issued under this Agreement shall in all respects represent a fractional undivided interest in the Trust Estate, pari passu with all other Series of Class A Certificates (although the Certificate Insurance Policies are issued specific to each Series of Class A Certificates), and shall be entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Agreement and the applicable Supplement.

     Each Series of Class B Certificates issued under this Agreement shall in all respects represent a fractional undivided interest in the Trust Estate, pari passu with all other Series of Class B Certificates and subordinate to all Series of Class A Certificates and to certain other payments as provided herein (although the Class B Certificates are not secured by and do not have the benefit of any Certificate Insurance Policies or any proceeds therefrom), and shall be entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Agreement and the applicable Supplement. One or more Series of Class B Certificates may be issued with respect to any Related Series of Class A Certificates with the prior written consent of MBIA and subject to the other conditions of Section 4.02(d) hereof.

     The rights of the Holders of the Class B Certificates to receive payments of principal and interest in respect of the Class B Certificates on any Payment Date shall be subordinated to the rights of the Holders of Class A Certificates to receive payments of principal and interest in respect of the Class A Certificates on such Payment Date and certain other payments as set forth in Section 12.02(d).
     The Supplement with regard to a Series of Certificates shall establish, without limitation, the following terms and provisions of each Class of Certificates of such Series, each of which the Transferor shall determine in authorizing the issuance of any
Series:

          (i)  designation  of  the Series and  Class,  and  with
               respect  to  each Series of Class B  Certificates,
               the   applicable  Related  Series   of   Class   A
               Certificates;

          (ii) the applicable Delivery Date, Initial Payment Date, Accrual Date, the Transaction Documents Date, the Series Lease Schedule, if applicable, the date of the related Private Placement
               Memorandum, if applicable, and, for Class A Certificates only, the applicable Cut-Off Date, Floating Interval, Expected Funding Termination Date and the Initial Funding Amount, and, for Class B Certificates only, the definition of the applicable Class B Additional Return;

          (iii) the maximum aggregate principal amount of Certificates of each Class of such Series that may be issued, including, without limitation, the Maximum Series Amount and, for Class A Certificates only, the maximum amount that can be outstanding under the Floating Rate Tranche if different from the Maximum Series Amount;

          (iv) with respect to a Series of Class B Certificates, the Class B Certificate Interest Rate, and with respect to a Series of Class A Certificates, the terms used in the definition of Fixed Rate and Floating Rate that require further specification in the applicable Supplement, including without limitation, the applicable Initial Fixed Rate, the Fixed Rate Spread and the Floating Rate Spread;

          (v)  any  Initial Cash Deposit and any Cash  Collateral
               Account Deposit for such Series;

          (vi) the  Stated  Maturity for each Series of  Class  A
               Certificates and the Expected Maturity of each Series of Class B Certificates; and

          (vii)      if  applicable,  the  Certificate  Insurance
               Policy number.

     The applicable Insurance Agreement for each Series of Class A Certificates shall contain the terms relating to the MBIA
Premium  and  the MBIA Premium Rate for such Series  of  Class  A
Certificates.

     (b) The aggregate principal amount of Certificates of each Class of each Series which may be authenticated and delivered under this Agreement shall be the Maximum Series Amount, except for Certificates authenticated and delivered upon registration of transfer or in exchange for or in lieu of, other Certificates pursuant to Sections 2.04, 2.05, 2.07 or 9.05 hereof. The Certificates shall be issuable only as registered Certificates without coupons in denominations of at least $250,000 and any amount in excess thereof; provided, however, that, the foregoing shall not restrict or prevent the transfer in accordance with Sections 2.05 and 2.06 hereof of any Certificate with a remaining Outstanding Principal Amount of less than $250,000.

     Section   2.03     Formation,   Execution,   Authentication,
Delivery and Dating.

     (a) By its conveyance of the Trust Estate to the Trustee as set forth in the Conveyance Clause hereof, the Transferor hereby establishes the Trust in exchange for $250,000 initial principal amount of "Class B Lease-Backed Certificates, Series 1996-1" which are being issued on the Initial Delivery Date pursuant to a Supplement to this Agreement, dated as of November 1, 1996, among the Transferor, the Servicer, the Indenture Trustee and the Back-up Servicer, such other Class B Certificates as may be issued to the Transferor from time to time hereafter pursuant to the terms hereof and all other rights of the Transferor set forth herein. On the Initial Delivery Date and from time to time thereafter, Certificates shall be issued in accordance with the terms hereof by the Trust and authenticated by the Trustee upon the written order of the Transferor.

     (b) The Certificates shall be executed on behalf of the Transferor by its President or one of its Vice Presidents under its corporate seal imprinted or otherwise reproduced thereon.
The signature of these officers on the Certificates must be manual.

     (c) Certificates bearing the manual signatures of individuals who were at any time the proper officers of the Transferor shall bind the Transferor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication or delivery of such Certificates or did not hold offices at the date of authentication or delivery of such Certificates.

     (d)   Each Certificate shall bear on its face the applicable
Delivery Date and be dated as of the date of its authentication.

     (e) No Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee or by any Authenticating Agent by the manual signature of one of its authorized officers, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.

     Section 2.04   Temporary Certificates.

     Pending the preparation of definitive Certificates, the Transferor may execute, and upon Transferor Order, the Trustee shall authenticate and deliver, temporary Certificates which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, containing the same terms and representing the same rights as the definitive Certificates in lieu of which they are issued.

     If temporary Certificates are issued, the Transferor will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Transferor to be maintained as provided in Section 11.02(m) hereof, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Transferor shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Certificates of any authorized denominations and of a like initial aggregate principal amount and Stated Maturity or Expected Maturity, as applicable. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates.

     Section  2.05    Registration, Registration of Transfer  and
Exchange.

     (a) The Transferor shall cause to be kept at an office or agency to be maintained by the Transferor in accordance with
Section 11.02(m) hereof a register (the "Certificate Register"), in which, subject to such reasonable regulations as it may prescribe, the Transferor shall provide for the registration of Certificates and the registration of transfers of Certificates. Norwest Bank Minnesota, National Association, 6th Street and Marquette Avenue, Minneapolis, Minnesota 55479-0070, is hereby appointed "Certificate Registrar" for the purpose of registering Certificates and transfers of Certificates as herein provided. The Trustee shall have the right to examine the Certificate Register at all reasonable times and to rely conclusively upon a Certificate of the Certificate Registrar as to the names and addresses of the Holders of the Certificates and the principal amounts and numbers of such Certificates as held.

     (b) Upon surrender for registration of transfer of any Certificate at the office or agency of the Transferor to be maintained as provided in Section 11.02(m) hereof and subject to the conditions set forth in Section 2.06 hereof, the Transferor shall execute, and the Trustee or its agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of any authorized denominations, and of a like aggregate principal amount, Class, Series and Stated Maturity or Expected Maturity, as applicable.

     (c) At the option of the Holder, Certificates of a Series may be exchanged for other Certificates of such Series of any authorized denominations and of a like aggregate principal amount, Class and Stated Maturity or Expected Maturity, as applicable, upon surrender of the Certificates to be exchanged at such office or agency. Whenever any Certificates are so surrendered for exchange, the Transferor shall execute, and the Trustee or its agent shall authenticate and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive.

     (d) All Certificates issued upon any registration of transfer or exchange of Certificates shall be the valid obligations of the Transferor, evidencing the same debt and entitled to the same benefits under this Agreement, as the Certificates surrendered upon such registration of such transfer or exchange.

     Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Transferor or the Certificate Registrar) be duly endorsed or be accompanied by a written instrument of transfer in form satisfactory to the Transferor and the Certificate Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No  service  charge  shall  be made  to  a  Holder  for  any registration of transfer or exchange of Certificates, but the Transferor may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than exchanges pursuant to Section 2.04 or
9.05 hereof not involving any registration of transfer.

     Section 2.06   Limitation on Transfer and Exchange.

     (a) The Certificates have not been registered or qualified under the Securities Act of 1933, as amended (the "1933 Act") or the securities laws of any state. No transfer of any Certificate shall be made unless that transfer is made in a transaction which does not require registration or qualification under the 1933 Act or under applicable state securities or "Blue Sky" laws. No transfer of a Certificate may be made while such Certificate is in its Funding Period without the consent of the Transferor. In the event that a transfer is to be made without registration or qualification, such Certificateholder's prospective transferee shall either (i) deliver to the Trustee an Investment and Assumption Letter or (ii) deliver to the Trustee an opinion of counsel that the transfer is exempt from such registration or qualification (which opinion shall not be at the expense of the Transferor, the Trustee, the Servicer or the Trust Estate) and, in the case of Class A Certificates in their Funding Period, together with a written agreement of such proposed transferee to assume the Funding obligations of such Certificateholder, in a form substantially similar to paragraph 7 of the Investment and Assumption Letter. Neither the Transferor nor the Trustee is obligated to register or qualify the Certificates under the 1933 Act or any other securities law. Any such Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, MBIA and the Transferor against any liability, cost or expense (including attorneys' fees) that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. The Trustee shall promptly, after receipt of such information as is set forth in the next succeeding sentence, furnish to any Holder, or any Prospective Owner designated by a Holder, the information required to be delivered to Holders and Prospective Owners of Certificates in connection with resales of the Certificates to permit compliance with Rule 144A of the 1933 Act in connection with such resales. Such information shall be provided to the Trustee by the Servicer.

     (b) No acquisition or transfer of a Certificate or any interest therein may be made to any "Benefit Plan Investor" (as defined in 29 C.F.R. 2510.3-101) or to any person who is directly or indirectly purchasing such Certificates or an interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of, such a Benefit Plan Investor unless the
Trustee is provided with evidence that establishes to the satisfaction of the Trustee that (i) either no "prohibited transaction" under ERISA or the Code will occur in connection with such prospective acquiror's or transferee's acquisition and holding of the Certificates or that the acquisition and holding of the Certificates by such prospective acquiror or transferee is subject to a statutory or administrative exemption, and (ii) that the prospective acquiror's or transferee's acquisition and holding will not subject the Transferor, the Servicer, the Trustee or the Certificate Funding Administrator to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those explicitly undertaken in the Transaction Documents.

     (c) No acquisition or transfer of a Class A Certificate or any interest therein may be made during such Certificate's Funding Period without the prior written consent of the Transferor. Unless otherwise specified in the related Supplement, no transfer of a Class B Certificate or any interest therein may be made without the prior written consent of the Transferor, except that any transfer of a Class B Certificate by the Transferor shall require the consent of Holders of a majority of the remaining Outstanding Principal Amount of the Class B Certificates of all Series.

     (d) The Trustee shall have no liability to the Trust Estate or any Certificateholder arising from a transfer of any such Certificate in reliance upon a certification described in this
Section 2.06.

     Section   2.07    Mutilated,  Destroyed,  Lost   or   Stolen
Certificate.

     If  (i)  any  mutilated Certificate is  surrendered  to  the
Certificate Registrar, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and MBIA such security or indemnity as may be required by the Trustee to save the Transferor, the Trustee and MBIA or any agent of any of them harmless, then, in the absence of notice to the Transferor or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Transferor shall execute and, upon its request, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same tenor, Series, initial principal amount and Stated Maturity or Expected Maturity, as applicable, bearing a number not contemporaneously outstanding. If after the delivery of such new Certificate, a bona fide purchaser of the original Certificate in lieu of which such new Certificate was issued presents for payment such original Certificate, MBIA, the Transferor and the Trustee shall be entitled to recover such new Certificate from the person to whom it was delivered or any person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by MBIA, the Transferor or the Trustee or any agent of any of them in connection therewith. If any such mutilated, destroyed, lost or stolen Certificate shall have become or shall be about to become due and payable, or shall have become subject to redemption in full, instead of issuing a new Certificate, the Transferor may pay such Certificate without surrender thereof, except that any mutilated Certificate shall be surrendered.

     No  service  charge  shall  be made  to  a  Holder  for  any registration of transfer or exchange of Certificates, but the Transferor may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than exchanges pursuant to Section 2.04 or
9.05 hereof not involving any registration of transfer. Upon the issuance of any new Certificate under this Section, the Transferor may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Certificate issued pursuant to this Section 2.07, in lieu of any destroyed, lost or stolen Certificate, shall constitute an original additional contractual obligation of the Transferor, whether or not the destroyed, lost or stolen Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Certificates duly issued hereunder.

     The  provisions  of  this Section are  exclusive  and  shall preclude  (to  the extent lawful) all other rights  and  remedies
with   respect  to  the  replacement  or  payment  of  mutilated, destroyed, lost or stolen Certificates.

     Section 2.08 Payment of Principal and Interest; Principal and Interest Rights Preserved.

     (a) For each applicable Accrual Period, the Class A Certificates shall bear interest on the Outstanding Fixed Tranche Balance and on the Outstanding Floating Tranche Balance, in each case as of the first day of such Accrual Period, at the applicable Fixed Rate and the Floating Rate, respectively. The Fixed Rate and the Floating Rate shall be calculated on the last applicable Reset Date preceding the Accrual Period in which the Fixed Rate or the Floating Rate, as applicable, was last calculated for each Series, until the last day preceding the Final Payment Date and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest from the date such interest became due and until fully paid. Interest for each Accrual Period on each Fixed Rate Tranche shall be calculated on the basis of a 360-day year consisting of 12 months of 30 days each, and interest on each Floating Rate Tranche shall be calculated on the basis of a 360 day year and actual days elapsed. Interest shall be due and payable in arrears on each Payment Date, with each payment of interest calculated as described above on the Outstanding Fixed Tranche Balance and the Outstanding Floating Tranche Balance of the Certificates immediately following the preceding Payment Date or on the applicable Delivery Date, if there has not been any preceding Payment Date. Notwithstanding the foregoing, with respect to any Fundings under the related Floating Rate Tranche occurring since the preceding Payment Date, interest on the related Funding Amounts from the related Funding Date through the end of the Accrual Period in which such Funding occurs shall be paid in the amount of the applicable First Period Interest at the time of such Funding as provided in Section 3.05 hereof. Such First Period Interest on the Funding Amount shall be determined on the Funding Date at the rate established on the applicable Reset Date. In making any such interest payment, if the interest calculation with respect to a Certificate shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

     (b) The Class B Certificates shall bear interest on the Outstanding Principal Amount thereof for each applicable Accrual Period at the Class B Certificate Interest Rate for such Series in effect at the beginning of the related Accrual Period, until the last day preceding the Payment Date on which its principal balance has been reduced to zero and (to the extent provided for in the related Supplement and to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest from the date such interest became due until fully paid and, unless otherwise specified in the related Supplement, calculated on the basis of a 360-day year consisting of 12 months of 30 days each. The Class B Certificates shall also be entitled to such Class B Additional Returns as specified in the related Supplement. Interest shall be due and payable in arrears on each Payment Date, with each payment of interest calculated as described above on the Outstanding Principal Amount of the Class B Certificates immediately following the preceding Payment Date or on the applicable Delivery Date, if there has not been any preceding Payment Date; provided that the payment of interest on the Class B Certificates is subordinate to the payment of interest and principal on the Class A Certificates and to certain other payments as specified in Section 12.02(d) and that interest, principal and other amounts are due and payable on the Class B Certificates only to the extent there are funds available therefor on such Payment Date in accordance with the priorities set forth in Section 12.02 (d). In making any such interest payment, if the interest calculation with respect to a Certificate shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

     (c) The principal of each Certificate shall be payable in installments ending no later than the applicable Stated Maturity or Expected Maturity thereof unless such Certificate becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise. All reductions in the principal amount of a Certificate effected by payments of installments of principal made on any Payment Date shall be binding upon all future Holders of such Certificate and of any Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Certificate. Each installment of principal payable on the Class A Certificates shall be in an amount equal to the Class A Principal Distribution Amount and the Additional Principal Amount, if any, available to be paid in accordance with the priorities of Section 12.02(d) hereof, except that at the Stated Maturity of any Series of Class A Certificates, the outstanding principal amount of such Class A Certificates shall be paid in full prior to the allocation of any other payments of principal to any other Series of Certificates on such Payment Date. Each installment of principal payable on the Class B Certificates shall be in an amount equal to the Class B Principal Distribution Amount and Holders of the Class B Certificates shall be entitled to the applicable Class B
Additional Return; provided that the payment of the Class B Principal Distribution Amount and the Class B Additional Return shall be subordinate to the payments of principal and interest on the Class A Certificates and to certain other payments in accordance with Section 12.02(d) hereof. The principal payable on the Class A Certificates of any Series shall be paid on each Payment Date beginning on the first Payment Date in the applicable Amortization Period and ending on the applicable Final Payment Date, and the principal payable on the Class B Certificates of any Series shall be paid on each Payment Date beginning on the first Payment Date in the Amortization Period for the applicable Related Series of Class A Certificates, or, if such Series of Class B Certificates is issued after such first Payment Date, beginning on the first Payment Date after issuance unless otherwise specified in the related Supplement and ending on the applicable Final Payment Date. All payments of principal with respect to all of the Certificates of any Class of a Series, shall be made on a pro rata basis based upon the ratio that the Outstanding Principal Amount of a Certificate bears to the Outstanding Principal Amount of all Certificates of such Class of such Series; provided, however, that if as a result of such proration a portion of such principal would be less than $.01, then such payment shall be increased to the nearest whole cent, and such portion shall be deducted from the next succeeding principal payment.

     (d) The principal, interest and any other amounts paid on the Certificates are payable by check mailed by first-class mail to the Person whose name appears as the Registered Holder of such Certificate on the Certificate Register at the address of such
Person as it appears on the Certificate Register or by wire transfer in immediately available funds to the account specified in writing to the Trustee by such Registered Holder at least five Business Days prior to the Record Date for the Payment Date on which wire transfers will commence, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. Except as set forth in the final sentence of this Section 2.08(d), all payments on the Certificates shall be paid without any requirement of presentment. The Transferor shall notify the Person in whose name a Certificate is registered at the close of business on the Record Date next preceding the Payment Date on which the Transferor expects that the final installment of principal of such Certificate will be paid that the Transferor expects that such final installment will be paid on such Payment Date. Such notice shall be mailed no later than the tenth day prior to such Payment Date and shall specify the place where such Certificate may be surrendered. Funds representing any such checks returned undeliverable shall be held in accordance with
Section 7.16 hereof. Each Certificateholder shall surrender its Certificate to the Trustee prior to payment of the final installment of principal of such Certificate.

     (e) Notwithstanding any of the foregoing provisions with respect to payments of principal of and interest on the Certificates, if the Certificates have become or been declared due and payable following an Event of Default and such acceleration of maturity and its consequences have not been rescinded and annulled, then payments of principal of and interest on such Certificates shall be made in accordance with
Section 6.08 hereof.

     (f) Each Holder of a Certificate, by acceptance of its Certificate, agrees that during the term of this Agreement and for one year and one day after the termination hereof, such Holder or any Affiliate thereof will not file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Transferor.

     (g)   The  Certificates are payable only out  of  the  Trust
Estate   and  do  not  represent  recourse  obligations  of   the
Transferor,  the  Servicer  or  any  affiliate  thereof  or   any
successor thereto.

     Section 2.09   Persons Deemed Owner.

     Prior to due presentment for registration of transfer of any Certificate, the Transferor, MBIA, the Trustee and any agent of the Transferor, MBIA or the Trustee shall treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving payments of principal of and interest on such Certificate and for all other purposes whatsoever, whether or not such Certificate be overdue, and neither the Transferor, MBIA, the Trustee nor any agent of the Transferor, MBIA or the Trustee shall be affected by notice to the contrary.

     Section 2.10   Cancellation.

     All Certificates surrendered to the Trustee for payment, registration of transfer or exchange (including Certificates surrendered to any Person other than the Trustee which shall be delivered to the Trustee) shall be promptly canceled by the Trustee. No Certificates shall be authenticated in lieu of or in exchange for any Certificates canceled as provided in this
Section 2.10, except as expressly permitted by this Agreement. All canceled Certificates held by the Trustee shall be disposed of by the Trustee as is customary with its standard practice.

     Section 2.11   Tax Treatment.

     The Transferor has structured this Agreement and the Certificates with the intention that the Class A Certificates qualify under applicable tax laws as indebtedness secured by the Trust Estate. The Transferor and the Class B Certificateholders further intend that the Trust formed hereby be treated as a partnership, with the assets of the partnership including all of the assets comprising the Trust Estate, the partners of the partnership being the Class B Certificateholders and the Transferor, and the Class A Certificates being nonrecourse debt of such partnership. The Transferor, the Trustee, the Servicer, MBIA and each Certificateholder, by acceptance of its Certificate (and any Person that is a beneficial owner of any interest in a Certificate, by virtue of such Person's acquisition of a beneficial interest therein) agree to report the transactions contemplated hereby in accordance with such stated intentions unless and until determined to the contrary by an applicable taxing authority. In connection therewith, the Transferor shall maintain capital accounts and make partnership allocations in accordance with section 704 of the Code. In addition, the Transferor agrees that it will hold at least 1% and not more than 80%, by Outstanding Principal Amount, of each Series of Class B Certificates issued and outstanding at any time. The Transferor is hereby designated as the "tax matters partner" of the Trust.

     Section   2.12    Dissolution  upon  Bankruptcy,   etc.   of
Transferor.

     (a) Promptly after the occurrence of any Dissolution Event with respect to the Transferor, (i) the Transferor shall give the Trustee, MBIA and the Certificateholders written notice of such Dissolution Event, and (ii) if the Trustee receives notice of such Dissolution Event other than from the Transferor, it shall give prompt written notice to MBIA, and the Certificateholders of the occurrence of such event; provided, however, that any failure to give a notice required by this sentence shall not prevent or delay, in any manner, a termination of the Trust pursuant to subsection (b) of this Section 2.12.

     (b) If a Dissolution Event shall occur, the Trustee shall retain for the benefit of the Certificateholders and MBIA, all remedies available at law or under this Agreement and none of the liens or security interests granted pursuant to this Agreement shall be extinguished, released, terminated or impaired by the same; rather, such liens and security interests shall continue to encumber the Trust Estate until all principal and interest on the Certificates representing the beneficial interests in the Trust Estate is paid in full and any other amounts required to be paid by the Trust hereunder are so paid. In any case however, subject to the following, if a Dissolution Event occurs with respect to the Transferor, the Trust shall be terminated in accordance with this Section ninety (90) days after the date of such Dissolution Event, unless, before the end of such 90-day period, the Trustee shall have received written instructions from MBIA (so long as the Insurance Agreement remains in effect and there is no MBIA Default or Termination) and the Class B Certificateholders (not including the Transferor), to the effect that such parties disapprove of the liquidation of the Lease Contracts and termination of the Trust and providing for the appointment of a successor to the Transferor. If authorization to continue the Trust Estate is not received, and the Insurance Agreement is still in effect, the Trust Estate shall not be sold, but the Trustee shall adopt a plan of dissolution acceptable to MBIA that provides for the appointment of a conservator, who shall be acceptable to MBIA, and shall make collections on the Lease Contracts and the other assets of the Trust Estate, for distribution in accordance with the terms of and priority of payment set forth in this Agreement. Otherwise, the Trustee shall promptly sell the assets of the Trust Estate in a commercially reasonable manner and on commercially reasonable terms. The proceeds of such a sale shall be treated as collections under this Agreement.

                          ARTICLE THREE

                      FUNDINGS; CONVERSIONS

     Section 3.01   Fundings.

     Subject to satisfaction of the conditions precedent set forth in Section 3.03 hereof and Eligible Lease Contracts being available to be acquired pursuant to the Lease Acquisition
Agreement or a Lease Sale Agreement, during the Funding Period for each Series of Class A Certificates the Transferor shall acquire additional Pools pursuant to the Lease Acquisition Agreement or a Lease Sale Agreement with the proceeds of a Funding.

     Section 3.02   Funding Amounts.

     The Funding Amount for a Pool acquired on a Funding Date shall be determined by the Servicer on behalf of the Transferor and confirmed by the Certificate Funding Administrator and the Trustee and shall be reflected in the Funding Report with respect to Lease Contracts identified on the related Amended Lease Schedule attached to the Transferor Certificate and the Company Certificate for such Funding. Each additional Pool shall become subject to this Agreement pursuant to the Transferor's Certificate and the related Lease Contract Files shall be held by the Trustee as provided herein.

     Section 3.03   Procedure for Fundings.

     (a)   Conditions Precedent.   Each Funding is subject to the
satisfaction  of  the  following  conditions  precedent  on   the
relevant date specified below:

          (i) three Business Days advance notification by the Servicer to the Trustee, MBIA and the Certificate Funding
     Administrator (by telephone or in writing) of a request for a Funding to occur;

          (ii) no later than 11:00 a.m. (New York time) the second Business Day immediately prior to the requested Funding Date, the Transferor shall have delivered to the Certificate Funding Administrator and the Trustee, by a diskette or electronic transfer, a list of the proposed Lease Contracts to be funded, and providing for each such Lease Contract all information required to be provided in the Amended Lease Schedule as provided in the definition thereof;

          (iii) the delivery by the Transferor to the Trustee on or before the second Business Day immediately prior to the requested Funding Date of the original executed counterpart of the Lease Contracts relating to such Funding and the other items comprising the related Lease Contract Files;

          (iv) the Transferor's delivery to the Trustee on or before the Business Day immediately prior to the requested Funding Date of the Transferor Certificate and the Company Certificate, each accompanied by an Amended Lease Schedule, executed by the Company or the Transferor, as appropriate;

          (v)    no   Default,  Event  of  Default   or   Funding
     Termination Event shall exist or shall result from the Funding;

          (vi) the related Certificate Insurance Policy shall be in full force and effect and no MBIA Default or Termination shall have occurred;
          (vii) (A) the Lease Contracts proposed to be funded with such Funding shall be Eligible Lease Contracts, and
     (B) after giving effect to such Funding, neither the Concentration Limits nor the Maximum Series Amount shall be exceeded;

          (viii)     as  of  the second Business Day  immediately
     prior  to the requested Funding Date, a Certificate  Funding
     Administrator  is in place in accordance with  Section  3.07 hereof;

          (ix) such Funding shall occur on a date prior to the Funding Termination Date;

          (x) the Funding Report shall have been delivered to the Trustee and MBIA pursuant to clause (b) below; and

          (xi) such other conditions as may be specified in the applicable Supplement.

     (b) Preparation of Funding Report. The Servicer, together with the Certificate Funding Administrator, shall review such diskette or electronic transfer specified in clause (a)(ii) above and prepare a Funding Report from the information provided in such diskette or electronic transfer, the existing information regarding all other Lease Contracts and the existing information used to generate the Monthly Servicer's Report. No later than 10:00 a.m. (New York time) on each Business Day immediately preceding a proposed Funding Date, the Certificate Funding Administrator shall fax the Funding Report, and the amount of the Funding to be funded by Certificateholders, to the Transferor and the Transferor shall thereupon execute such report and fax it to MBIA and the Trustee no later than 11:00 a.m. (New York time) on such date of receipt. In the Funding Report, the Servicer shall calculate the First Period Interest on the related Funding Amount. The Servicer shall forward to MBIA by overnight mail or electronic transfer, for receipt by MBIA on the related Funding Date, a diskette or other electronic file, containing, in a standardized format, the same information that was delivered by the Transferor pursuant to clause (a)(ii) above.

     Section 3.04   Verification of Funding Report.

     (a) Upon the Trustee's receipt of a Funding Report pursuant to Section 3.03(b) hereof, the Trustee shall recompute all of the calculations in such Funding Report (including without limitation a recalculation of the Implicit Principal Balances of the related Lease Contracts) based on the information contained in the list of Lease Contracts forwarded to it by diskette or electronic transfer, the existing information regarding all other Lease
Contracts and the existing information used to generate the Monthly Servicer's Report, and if the Trustee does not discover and is not notified of any errors in the calculations in such Funding Report that have not been corrected by 3:00 p.m. (New York time) on the Business Day immediately preceding the proposed Funding Date and all of the conditions precedent set forth in
Section 3.03 hereof have been satisfied (provided, however, that with respect to 3.03(a)(vii)(A), the Trustee may conclusively rely on the Company Certificate), the Trustee shall notify the Certificateholders of the Funding Amount by faxing the Funding Report to the Certificateholders by 3:00 p.m. (New York time) on the Business Day immediately preceding the proposed Funding Date. If the Trustee discovers or is notified of any error in the Funding Report that is not corrected by 3:00 p.m. (New York time) on the Business Day immediately preceding the proposed Funding Date or if any of the conditions precedent set forth in
Section 3.03(a) hereof have not been satisfied, the Trustee shall notify the Certificateholders that the applicable Funding is postponed until the next Business Day following resolution of any such error, and the Trustee shall thereupon notify MBIA, the Certificate Funding Administrator and the Transferor of such error. If MBIA discovers any error in the Funding Report after a Funding based on such report, MBIA shall notify the Trustee, the Servicer, the Company, the Certificate Funding Administrator and the Transferor.

     (b) If a Funding occurs based upon a Funding Report with respect to which an error has been discovered and the Certificate Funding Administrator or the Transferor is not able to correct such error to the satisfaction of the Certificateholders and MBIA by the next succeeding date upon which a Funding is permitted to occur (or, in the case of the final Funding preceding or on the applicable Funding Termination Date, by the Payment Date immediately following such Funding Termination Date), the Transferor shall cause the Company or the applicable Seller to either (i) repurchase the affected Lease Contracts at a price equal to the Removal Price of such Lease Contracts, (ii) replace the affected Lease Contracts with Substitute Lease Contracts, in each case on the earlier of (x) the second succeeding date upon which the next Funding is permitted to occur, (y) the following Determination Date and (z) the Funding Termination Date or
(iii) deposit funds in the Collection Account in the amount, if any, by which the Funding as recalculated based on the correct information is less than the erroneous Funding.

     (c) At the end of each Floating Interval for each Series of Class A Certificates and on the Funding Termination Date (if such date is not the end of a Floating Interval) for each Series of Class A Certificates, the Transferor will forward to the Independent Accountants by mailing computer diskettes or by electronic transfer, the Conversion Report prepared in connection with such Floating Interval together with the information necessary to calculate the Implicit Principal Balance of the Lease Contracts and the Conversion Amount included in such Conversion Report. The Transferor shall cause the Independent Accountants to recalculate the Implicit Principal Balances of the Lease Contracts included in such Conversion Report and the related Conversion Amount, in each case based solely on the information contained in such reports or on such computer diskettes, and to send the results of such recalculation to the Transferor, the Servicer, the Certificate Funding Administrator and MBIA. If any errors have been discovered by the Independent Accountants in the course of any such review, the Funding Amount shall be adjusted on the following Funding Date or on the date a final Funding occurs pursuant to Section 3.08 hereof to take such errors into account.

     Section 3.05   Fundings by Certificateholders.

     (a) Upon the issuance of each Series of Class A Certificates and execution of a Certificate Purchase Agreement on the related Delivery Date, the initial Class A Certificateholders shall have agreed, and by their acquisition of any Class A Certificates and execution of an Investment and Assumption Letter after the applicable Delivery Date any subsequent Class A Certificateholders shall have agreed, on the terms and conditions set forth herein and in the related Certificate Purchase Agreement, to make Fundings to the Transferor on the Delivery Date and from time to time thereafter on any Funding Date during the Funding Period, as specified by the Transferor in accordance with Section 3.05(c) below. On the related Delivery Date, a Funding shall take place under the Fixed Rate Tranche of such Series in the amount equal to any Initial Funding Amount for such Series. Each subsequent Funding shall take place under the
Floating Rate Tranche in an amount equal to the applicable Funding Amount; provided, however, unless otherwise specified in the related Supplement, for each calendar month, the aggregate of the Fundings, including the Initial Funding Amount for such Series, during such month shall be in a minimum amount equal to the Minimum Monthly Amount and in a maximum amount equal to the Maximum Monthly Amount. The aggregate amount of all Fundings under any Series shall not exceed the Maximum Series Limit.

     (b) Except for the Initial Funding on the related Delivery Date and the Funding described in Section 3.08 hereof, the Fundings shall be allocated to the Floating Rate Tranche of the applicable Series until converted pursuant to clause (f) below. Each Series of Class A Certificates shall be issued in an aggregate principal amount equal to the Maximum Series Amount, although at any one time the Outstanding Principal Balance may be less than the Maximum Series Amount for such Series. The Class A Certificateholders shall endorse on a schedule, which shall be attached to each Class A Certificate, the date and amount of each Funding made by such Class A Certificateholder with respect to the related Series and the amount of each payment of principal made by the Transferor with respect thereto; provided, however, that the Class A Certificateholders may, at their option, record the amount of their respective Fundings in other internal records rather than on such a schedule. The Class A Certificateholders are authorized and directed by the Transferor and MBIA to make such endorsements or records but each Certificateholder's records shall be effective only if such records are in agreement with the applicable Certificate Register maintained by the Trustee, absent manifest error in such Certificate Register. Failure by any Class A Certificateholders to make, or an error by any Class A Certificateholder in making, such endorsement or record with respect to any Funding shall not limit or otherwise affect the obligations of the Transferor hereunder or under any Class A Certificate.

     (c) Subject to the terms hereof, each Class A Certificateholder will make available to the Transferor the Net Funding Amount for such Series that is specified in the Funding Report (which shall be an amount equal to such Class A Certificateholder's pro rata share of the Net Funding Amount) at the Transferor Payment Office by 3:00 p.m. (New York time) on the applicable Funding Date in immediately available funds. Each such Holder's pro rata share of a Funding shall be determined by multiplying the amount of such Funding Amount by a fraction, the numerator of which shall be equal to the maximum principal amount of such Holder's Class A Certificate (as indicated on the face of such Certificate), and the denominator of which shall be equal to the Maximum Series Amount.

     (d) The failure of any Class A Certificateholder to remit its pro rata share of any Net Funding Amount for its Series on the Delivery Date or any Funding Date shall not relieve any other Class A Certificateholder in such Series of any obligation hereunder to make its pro rata share of a Net Funding Amount on such Funding Date. Any nondefaulting Class A Certificateholder may, but is not required to, fund the portion of the Funding Amount not funded by the defaulting Certificateholder. If the nondefaulting Class A Certificateholder does not fund the portion of the Funding Amount by the defaulting Certificateholder, the Funding Amount, the Minimum Monthly Amount and the Minimum
Funding Amount with respect thereto, shall be reduced by the defaulting Class A Certificateholder's portion of the Funding Amount and the Transferor shall have all remedies available to it under applicable law in respect of the defaulting Class A Certificateholder.

     (e) Immediately following each Funding or payment of principal on any Series of Certificates, the Trustee shall make an appropriate notation in the applicable Certificate Register indicating the amount and date of the Funding or payment and the unused Maximum Series Amount after giving effect to any Funding.

     Section 3.06   Calculation of Rates; Conversions.

     (a) On or before 2:00 p.m. (New York time) on the Determination Date immediately preceding a Conversion Date or such other date as specified in the applicable Supplement, the Trustee shall determine the Treasury Rate on such Reset Date. In addition, on or before 2:00 p.m. (New York time) on the second Business Day immediately preceding the commencement of each Accrual Period during the Funding Period, the Trustee shall determine the LIBOR Rate for the next succeeding Accrual Period. Upon each determination of the LIBOR Rate and the Treasury Rate, the Trustee will promptly provide notice of such determination to MBIA, the Certificate Funding Administrator, the Holders of the
Class A Certificates that are in their Funding Period and the Servicer. On or before 2:00 p.m. (New York time) two Business Days preceding each Funding Date, the Trustee shall determine the appropriate LIBOR Rate on such date with respect to the Funding Amount for the calculation of the First Period Interest thereon. The determination of the LIBOR Rate and the Treasury Rate by the Trustee shall (in the absence of manifest error) be final and binding on each Holder of a Class A Certificate.

     (b) On the Reset Date preceding each Conversion Date, the Servicer shall calculate, and the Certificate Funding Administrator shall confirm, on the Conversion Report, the Conversion Rate, the Conversion Amount, the Outstanding Floating Tranche Balance, the Outstanding Fixed Tranche Balance, and the Fixed Rate, each to be in effect as of the such Conversion Date, and notify MBIA, the Certificateholders with Certificates in a Funding Period and the Trustee of the rate or amount determined with respect to each such calculation. In such Conversion Report, the Servicer shall instruct the Trustee to increase the Outstanding Fixed Tranche Balance by the Conversion Amount determined on the Determination Date preceding such Conversion Date and to reduce the Outstanding Floating Tranche Balance by a like amount. Such increases and reductions with respect to the Certificates shall be deemed effective as of the Conversion Date succeeding the related Reset Date. Any discrepancies shall be worked out between the Certificate Funding Administrator and the Trustee within two Business Days and the Certificate Funding
Administrator's judgment shall control. Notwithstanding the foregoing, all amounts outstanding under the Floating Rate Tranche shall be converted to the Fixed Rate Tranche on the Conversion Date immediately following the Funding Termination Date.

     (c) If, as of any Conversion Date as determined on the Determination Date immediately preceding such Conversion Date, there is an Outstanding Floating Tranche Balance, the Trustee shall, based on the most recent Conversion Report on which the Trustee may conclusively rely, increase the Outstanding Fixed Tranche Balance by the Conversion Amount determined on such Determination Date and reduce the Outstanding Floating Tranche Balance by a like amount. Such increase and reductions shall be effective as of such Conversion Date.

     Section    3.07     Appointment   of   Certificate   Funding
Administrator.

     (a) As a condition to the issuance of any Series of Class A Certificates, the Transferor shall appoint Rothschild Inc. to act as the Certificate Funding Administrator to perform the functions described in this Article Three. If at any time MBIA, or upon an MBIA Default or Termination, the Certificateholders, shall notify the Trustee and Rothschild Inc. in writing that Rothschild Inc. has failed to perform its duties in accordance with this Article Three or if at any time, Rothschild Inc. shall become the subject of a proceeding under the United States Bankruptcy Code or if Rothschild Inc. resigns as Certificate Funding Administrator, the Servicer shall direct the Transferor to appoint a successor Certificate Funding Administrator of the Servicer's choosing which shall be acceptable to MBIA and notify the Trustee of such appointment. Upon notice of such appointment, the Trustee shall mail written notice thereof by first-class mail, postage prepaid, to all Class A Certificateholders. Upon the Certificate Funding Administrator's resignation or termination pursuant to this
Section 3.07, (i) the Certificate Funding Administrator shall comply with the provisions hereof and the Insurance Agreement until the acceptance of the appointment of a successor Certificate Funding Administrator and (ii) until the Trustee receives MBIA's written consent to a successor Certificate Funding Administrator, no Funding shall occur. Any successor Certificate Funding Administrator upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as the Certificate Funding Administrator.

     (b) The Transferor agrees to pay the Certificate Funding Administrator compensation for its services under this Article Three in accordance with the Certificate Administration Agreement, which fee shall in no event be an obligation of the Trust Estate.

     Section  3.08   Release of Excess Funds At Close of  Funding
Period.

     On the later of (i) the last Business Day preceding the final Conversion Date for each Series of Class A Certificates or
(ii) the delivery of the report of the Independent Accountants as described in Section 3.04(c) hereof relating to such Conversion Date, the Transferor shall direct the Trustee to request a final Funding under the Fixed Rate Tranche from the Class A Certificateholders of that Series, and such Certificateholders shall fund on such day, an amount equal to the lesser of (i) the Maximum Series Amount minus the Outstanding Fixed Tranche Balance after giving effect to the Conversion on the final Conversion Date and (ii) the excess of the Aggregate IPB over the sum of
(a) the Required Collateralization Amount and (b) the Outstanding Principal Amount of all Series of Class A Certificates but in no event less than zero. The proceeds of such Funding shall be deposited in the Collection Account for application in accordance with Section 12.02(d) hereof. The Servicer shall notify the Trustee on the Determination Date preceding such final Conversion Date of the amount to be funded on such last Business Day.

                          ARTICLE FOUR

      ISSUANCE OF CERTIFICATES; SUBSTITUTIONS OF COLLATERAL

     Section   4.01     Conditions   to   Initial   Issuance   of
Certificates.

     Each Series of Certificates to be issued on the Initial Delivery Date shall be executed by the Transferor and delivered to the Trustee for authentication, and thereupon, the same shall be authenticated and delivered by the Trustee upon Transferor Order and upon receipt by the Trustee of the following:

     (a) a Company Certificate and a Transferor Certificate with the Series Lease Schedule related to the Class A Certificates attached thereto;

     (b) the original executed counterpart of each Lease Contract and all other items included in the Lease Contract File, subject to such exceptions as shall be noted in an exception report delivered to MBIA and the Certificateholders of the applicable Series;

     (c)   a  Board  Resolution of each of  the  Transferor,  the
Servicer and the Company authorizing, as applicable, the execution, delivery and performance of the Transaction Documents and the transactions contemplated hereby and by the other Transaction Documents, certified by the Secretary or an Assistant Secretary of the Transferor, the Servicer or the Company, as applicable;

     (d) a copy of an officially certified document, dated not more than 30 days prior to the Initial Delivery Date, evidencing the due organization and good standing of each of the Transferor, the Servicer and the Company in their respective states of incorporation;

     (e) copies of the Certificate of Incorporation and By-Laws of each of the Transferor, the Servicer and the Company, certified by the Secretary or an Assistant Secretary of the Transferor, the Servicer and the Company, as applicable;

     (f) (i) evidence of filing with the Secretary of State of the State (and with the relevant county, if required by the applicable state law) of the Company's chief executive office of UCC-1 financing statements executed by the Company, as debtor, and naming the Transferor as secured party, the Trustee for the benefit of the Certificateholders and MBIA as assignee and the Lease Assets as collateral; and (ii) evidence of filing with the Secretary of State of the State (and with the relevant county, if required by the applicable state law) of the Transferor's chief executive office of UCC-1 financing statements executed by the Transferor, as debtor, and naming the Trustee for the benefit of the Certificateholders and MBIA as secured party, and the Trust Estate as collateral;

     (g) a certificate listing the Servicing Officers of the Servicer as of the Initial Delivery Date;

     (h) an executed copy of a Supplement for each Series of Certificates to be issued on the Initial Delivery Date and the Servicing Agreement and the Lease Acquisition Agreement;

     (i)   a  Certificate  Insurance Policy  for  the  Series  of
Class A Certificates being issued on such date;

     (j) evidence of the deposit by the Transferor of any applicable Initial Cash Deposit;

     (k) evidence of the deposit by the Transferor into the Collection Account of any amounts paid on the Lease Contracts since the applicable Cut-Off Date; and
     (l) such other documents as the Trustee, MBIA or the Certificateholders of the Series being issued may reasonably require, including such documents and opinions described in the applicable Certificate Purchase Agreement.

     Section   4.02     Issuances   of   Additional   Series   of
Certificates.

     (a) Additional Series of Class A Certificates and Class B Certificates may be issued by the Transferor in accordance with the terms of this Agreement, provided that no new Series of Class A Certificates shall be issued while an Outstanding Series of Class A Certificates is in its Funding Period, provided further that no new Series shall be issued if, after the issuance of such new Series, the Aggregate IPB (after giving effect to the addition of any new Lease Contracts on such date of issuance) is not at least equal to the sum of the Outstanding Principal Amount of all Series of Class A Certificates (including any Series of Class A Certificates to be issued on such date) plus the Required Collateralization Amount. All additional Series of Certificates must be approved in writing by MBIA, provided, however, that nothing herein shall obligate MBIA to issue any Certificate Insurance Policy; rather such obligation shall arise only under a written commitment issued by MBIA to issue a Certificate Insurance Policy.

     (b) On or before the Delivery Date relating to any new Series of Certificates, the parties hereto will execute and deliver a Supplement that will specify the terms applicable to such new Series of Certificates. The terms set forth in such Supplement may modify or amend, subject to Article Nine hereof, the terms of this Agreement solely as applied to such new Series of Certificates.

     (c) Each new Series of Class A Certificates shall be executed by the Transferor and delivered to the Trustee for authentication, and thereupon, the same shall be authenticated and delivered by the Trustee upon Transferor Order and upon receipt by the Trustee of the following:

     (i) evidence of the delivery of the original executed counterpart of each Lease Contract to be delivered on the related Delivery Date and an Officer's Certificate of the Transferor certifying that all of the terms of the Lease Acquisition Agreement have been complied with; and all other items included in the Lease Contract File;

     (ii) a Supplement for such Series of Class A Certificates and if the Transferor is acquiring Lease Contracts from the Company on the applicable Delivery Date, a Company Certificate and a Transferor Certificate, subjecting any new Lease Contracts to the provisions of the Transaction Documents, and providing with respect to such new Lease Contracts a Series Lease Schedule;

     (iii) on or before the tenth Business Day immediately preceding the Delivery Date for the Class A Certificates to be issued (unless the parties to be notified agree to a shorter time period), the Transferor shall have given the Trustee, the Servicer, MBIA and each Rating Agency notice of such issuance and the applicable Delivery Date;

     (iv) the Transferor shall have delivered to the Trustee and MBIA the related Supplement, executed by each party hereto other than the Trustee;

     (v) the Transferor shall have delivered to the Trustee and MBIA an Officers' Certificate of the Transferor to the
     effect  that  (A)  such  issuance will  not  result  in  the occurrence  of  a  Trigger Event or  a  Default  under  this
     Agreement and the Transferor is not in Default under this Agreement, (B) the issuance of the Class A Certificates applied for will not result in a breach of any of the terms, conditions or provisions of, or constitute a Default under, any agreement or instrument to which the Transferor is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Transferor is a party or by which it may be bound or to which it may be subject, (C) all conditions precedent provided in this Agreement relating to the authentication and delivery of the additional Series of Class A Certificates applied for have been complied with, and
     (D) specifying the applicable Stated Maturity and the principal amount of the Certificates to be authenticated and delivered;

     (vi) to the extent not previously filed, (A) evidence of filing with the Secretary of State of the State (and with the relevant county, if required by the applicable state law) of the Company's and any applicable Seller's chief executive office of UCC-1 financing statements executed by the Company or such Seller, as debtor, and naming the Transferor as secured party, and the applicable Lease Assets as collateral; and (B) evidence of filing with the Secretary of State of the State (and with the relevant county, if required by the applicable state law) of the Transferor's chief executive office of UCC-1 financing statements executed by the Transferor, as debtor, and naming the Trustee for the benefit of the Certificateholders and MBIA as secured party, and the Trust Estate as collateral;

     (vii) the Transferor shall have delivered to the Trustee and MBIA an Officers' Certificate to the effect that attached thereto are true and correct copies of letters signed by each Rating Agency confirming that the Class A Certificates of such Series have been rated "AAA" by S&P and "Aaa" by Moody's and that the rating on each other Series of Class A Certificates has not been or will not be withdrawn or downgraded on the applicable Delivery Date as a result of such issuance;

     (viii) a certificate guaranty insurance policy issued by MBIA with respect to the payment of principal and interest of any new Series of Class A Certificates in form and substance substantially the same as the Certificate Insurance Policy issued by MBIA with respect to the Class A Certificates issued on the Initial Delivery Date, and evidence that MBIA shall not have been downgraded from a "AAA" and "Aaa" rating;

     (ix) an opinion of counsel to the effect that the Class A Certificates of any Series to be issued should be characterized as debt for tax purposes and that the issuance of such Series will not adversely affect the characterization of the Class A Certificates of any other Outstanding Series as debt for tax purposes, and as to such additional legal matters as MBIA may reasonably request;

     (x) evidence of the deposit by the Transferor into the Collection Account of any amounts paid under the Lease
     Contracts of such Series since the related Cut-Off Date;

     (xi)   such   other  documents,  certificates,  instruments,
     opinions, or other items as may be required by the terms of the Supplement creating such Series of Certificates or as may be required by MBIA;

     (xii) no MBIA Default or Termination shall have occurred and be continuing with respect to any outstanding Series of Certificates; and

     (xiii) an officer's certificate of the Transferor stating that all conditions precedent to the issuance of such new
     Series of Certificates have been complied with.

     Upon satisfaction of the above conditions, the Trustee shall execute the Supplement and issue and deliver to or upon the order of the Transferor the applicable Class A Certificates, and provide notice to all existing Certificateholders of the issuance of such Series of Certificates.

     (d) On or before the Delivery Date relating to any Series of Class B Certificates, the parties hereto will execute and deliver a Supplement which will specify the terms of such new Series of Class B Certificates. The terms set forth in such Supplement may modify or amend, subject to Article Nine hereof, the terms of this Agreement solely as applied to such new Series of Class B Certificates. Each new Series of Class B Certificates may be executed by the Transferor and delivered to the Trustee for authentication, and thereupon, the same shall be authenticated and delivered by the Trustee upon Transferor Order and upon receipt:

     (i) by the Trustee, of an executed copy of a Supplement for such Series of Class B Certificates;

     (ii) by the Trustee and MBIA, of an Officers' Certificate of the Transferor to the effect that (A) such issuance will not result in the occurrence of a Trigger Event or a Default under this Agreement and the Transferor is not in Default under this Agreement, (B) the issuance of the Class B Certificates applied for will not result in a breach of any of the terms, conditions or provisions of, or constitute a Default under, any agreement or instrument to which the Transferor is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Transferor is a party or by which it may be bound or to which it may be subject, (C) all conditions precedent provided in this Agreement relating to the authentication and delivery of the additional Series of Class B Certificates applied for have been complied with, and (D) specifying the applicable Expected Maturity, the principal amount and Certificate Interest Rate of the Class B Certificates to be authenticated and delivered; and

     (iii)      an  opinion  of counsel to the  effect  that  the
     issuance of such Series of Class B Certificates will not adversely affect the characterization of the Class A
     Certificates of any Outstanding Series as debt for tax purposes, and as to such additional legal matters as MBIA may reasonably request.

     Upon satisfaction of the above conditions, the Trustee shall execute the Supplement and issue and deliver to or upon the order of the Transferor the applicable Class B Certificates, and provide notice to MBIA and all existing Certificateholders of the issuance of such Series of Certificates.

     Section 4.03   Perfection of Transfer.

      (a) The Transferor, the Company and each Seller shall file UCC-1 financing statements described in Sections 4.01(f) and 4.02(c)(vi) hereof in accordance with such Sections. From time to time, the Servicer shall take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Trustee's and MBIA's respective interests in the Lease Contracts against all other Persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title.

     (b) If any change in either the Company's, the Transferor's or any Seller's name, identity, structure or the location of its principal place of business or chief executive office occurs, then the Transferor shall, or the Transferor shall cause the Company or such Seller to deliver 30 days prior written notice of such change or relocation to the Servicer, MBIA and the Trustee and no later than the effective date of such change or relocation, the Servicer shall file such amendments or statements as may be required to preserve and protect the Trustee's and MBIA's respective interests in the Trust Estate.

     (c) During the term of this Agreement, the Transferor will maintain its chief executive office and principal place of business in one of the States of the United States.

     (d)   The  Servicer agrees to pay all reasonable  costs  and
disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Trustee's and MBIA's respective right, title and interest in and to the Trust Estate.

     (e) The Trustee shall hold the original executed counterparts of each Lease Contract at its office in the State of Minnesota, and at any such new address in the State of Minnesota as the Trustee shall inform the Servicer, the Transferor, and MBIA in writing from time to time. The Trustee shall hold each Lease Contract for the benefit of Certificateholders and MBIA, and maintain accurate records pertaining to each Lease Contract to maintain a current inventory thereof. The Trustee may, if requested by the Servicer in writing for purposes of servicing a Lease Contract, temporarily release to the Servicer such Lease Contract. Any Lease Contract temporarily released from the custody of the Trustee to the Servicer or its agents shall have stamped on it prior to delivery a legend to the effect that the Lease Contract is the property of Norwest Bank Minnesota, National Association, as Trustee. The Servicer shall promptly return the Lease Contract to the Trustee when the need therefor no longer exists.


     Section  4.04   Substitution, Removal and Purchase of  Lease
Assets.

     (a) If at any time the Transferor, MBIA or the Trustee obtains knowledge (within the meaning of 7.01(e) hereof), discovers or is notified by the Servicer that any of the representations and warranties of the Company in the Lease Acquisition Agreement or of any Seller in any Lease Sale Agreement were incorrect at the time as of which such representations and warranties were made, then the Person discovering such defect, omission, or circumstance shall promptly notify MBIA and the other parties to this Agreement.

     (b) In the event that any representation or warranty of the Company in the Lease Acquisition Agreement or of any Seller in any Lease Sale Agreement is incorrect and materially and adversely affects the interests of MBIA or the Holders of the Certificates, or if there is any breach of any of the representations and warranties set forth in Sections 3.01(a)(ii), 3.01(a)(v), 3.01(a)(vii), 3.01(a)(xix) or 3.01(c)(iii) of the
Lease Acquisition Agreement or the equivalent section of any Lease Sale Agreement, the Transferor shall require the Company or the applicable Seller pursuant to the Lease Acquisition Agreement or such Lease Sale Agreement to eliminate or otherwise cure the circumstance or condition which has caused such representation or warranty to be incorrect within 30 days of discovery or notice thereof. If the Company or such Seller fails or the Company or the Back-up Servicer or such Seller is unable to cure such circumstance or condition in accordance with the Lease Acquisition Agreement or the applicable Lease Sale Agreement, then the Transferor shall require the Company or such Seller to substitute or purchase pursuant to the Lease Acquisition Agreement or such Lease Sale Agreement for any Lease Asset as to which such representation or warranty is incorrect within the time specified in Section 3.03 of the Lease Acquisition Agreement or the equivalent section of such Lease Sale Agreement. The proceeds of a purchase shall be remitted by the Transferor to the Servicer for deposit by the Servicer in the Collection Account pursuant to Section 3.03(c) of the Servicing Agreement.

     (c) If the Transferor fails to enforce the purchase or substitution obligation of the Company or a Seller under the Lease Acquisition Agreement or any Lease Sale Agreement, at the direction of MBIA, or upon the occurrence of an MBIA Default or Termination, the Controlling Holders (provided, in each case, that the requirements of Section 7.03(e) have been satisfied) the Trustee shall enforce such purchase or substitution obligation for the benefit of the Certificateholders and MBIA, and the Trustee is hereby appointed attorney-in-fact to act on behalf of and in the name of the Transferor to require such purchase or substitution.

     (d) With respect to (i) any Lease Contract to be prepaid or terminated early pursuant to Section 3.09 of the Servicing Agreement and (ii) any Lease Contract that becomes a Defaulted Lease Contract or any Lease Contract that becomes a Delinquent
Lease Contract, the Transferor shall be entitled to, upon five Business Days notice to the Trustee, remove such Lease Contract from the Trust Estate and deliver a Substitute Lease Contract meeting the same requirements as those specified in Section 3.04 of the Lease Acquisition Agreement for substitutions and purchases by the Company upon breaches of a representation or warranty by the Company thereunder; provided, however, that the aggregate Implicit Principal Balance of such prepaid and early terminated Lease Contracts, Defaulted Lease Contracts and Delinquent Lease Contracts that are substituted or removed by the Transferor shall be subject to an overall limit of 10% of the Aggregate Initial IPB; and, provided, further that no substitution or repurchase shall be made if (i) such substitution or repurchase is made with any intent to hinder, delay, or defraud any entity to which the Company is or will become indebted; (ii) there shall be any reason to believe that the Company is insolvent or that such substitution or repurchase will render the Company insolvent on the date thereof or as a result of such substitution or repurchase; (iii) at the time of such substitution or repurchase, the Company is engaged in business, or about to engage in business, for which the assets remaining with it after the substitution or repurchase will be an unreasonably small amount of capital; or (iv) the Company intends or believes that it will incur debts beyond its ability to pay as such debts mature.

     (e) The Transferor shall comply with the requirements relating to Substitute Lease Contracts and Funded Lease Contracts as set forth in the Lease Acquisition Agreement (including compliance with the Eligibility Criteria and the Concentration Limits) within the time periods set forth therein. In addition, in the case of any new Lease Contracts acquired by the Transferor pursuant to a Funding, the Transferor shall provide to the
Trustee and MBIA, as applicable, the items listed in Section 3.03(a) hereof which are required to be delivered to the Trustee and/or MBIA pursuant to such Section. On or prior to the Business Day preceding the Initial Delivery Date or within two Business Days of the related Funding Date the Trustee will review the related Lease Contract Files. The Trustee shall confirm, by execution and delivery of a certificate of the Trustee to the Transferor, the Certificateholders and MBIA, that: (1) the Trustee has received the Lease Contract Files; and (2) that the Trustee has received the originals of each Lease Contract. In the case of any Substitute Lease Contracts acquired by the Transferor, the Transferor shall provide to the Trustee on the applicable date of delivery the items listed in (i) and (ii) below, and to MBIA the item listed in (i) below. In the case of any new Lease Contracts acquired by the Transferor pursuant to either a Funding or a substitution of a Lease Contract, the Transferor shall provide to the Trustee and MBIA at the end of each calendar quarter the items listed in (iii) below with respect to any Substitute Lease Contracts substituted or Funded Lease Contracts acquired during such period:

          (i) a Company Certificate and a Transferor Certificate, each such certificate having attached thereto an Amended Lease Schedule and subjecting such Substitute Lease Contract to the provisions thereof and hereof and providing with respect to the Substitute Lease Contract the information required to supplement the related Series Lease Schedule, and with respect to titled Equipment, an application to retitle or originate title in such Equipment, as applicable, in the name of the Transferor and naming the Trustee as secured party;

          (ii)  the  original executed counterpart of  the  Lease
     Contract relating to such Substitute Lease Contract and all other items included in the Lease Contract File; and

          (iii) evidence that financing statements have been filed with respect to such Substitute Lease Contract or Funded Lease Contract in accordance with Sections 4.01(f),
     4.02(b)(vi) and 4.03 hereof.

     (f) If, upon examination of the Lease Contract Files in accordance with Section 4.04(e) hereof, the Trustee determines that any such Lease Contract File does not satisfy the requirements set forth in Section 4.04(e) hereof, or is unable to confirm that the requirements have been met, the Trustee shall promptly notify the Transferor, the Servicer and MBIA by telephone or telecopy. If the Transferor or the Servicer does not satisfy the Trustee that the requirements of Section 4.04(e) hereof have been met prior to the related Funding Date, the Trustee shall return the applicable Lease Contract and related files to the Transferor.

     Section 4.05   Releases.

     (a) The Transferor shall be entitled to obtain a release from the lien of this Agreement for any Lease Contract and, except in the case of a re-lease under (iii) below, the related Equipment at any time (i) after a payment by the Company or the Transferor of the Removal Price of the Lease Receivable,
(ii) after a Substitute Lease Contract is substituted for such Lease Contract, or (iii) upon the termination of a Lease Contract following the sale, lease or other disposition of the related Equipment in accordance with Section 3.01(b)(vii) of the Servicing Agreement, if the Transferor delivers to the Trustee and MBIA an Officer's Certificate (A) identifying the Lease Receivable and the related Lease Contract and Equipment to be released, (B) requesting the release thereof, (C) setting forth the amount deposited in the Collection Account with respect thereto, in the event a Lease Contract and the related Equipment are being released from the lien of this Agreement pursuant to
(i) or (iii) above, and (D) certifying that the amount deposited in the Collection Account (x) equals the Removal Price of the Lease Contract, in the event a Lease Contract and the related Equipment are being released from the lien of this Agreement pursuant to (i) above or (y) equals the entire amount of Insurance Proceeds, Recoveries or Residual Proceeds received or expected to be received with respect to such Lease Contract and related Equipment in the event of a release from the lien of this Agreement pursuant to (iii) above.

     (b) Upon satisfaction of the conditions specified in subsection (a), the Trustee shall release from the lien of this Agreement and deliver to or upon the order of the Transferor (or to or upon the order of the Company if it has satisfied its obligations under Section 4.04 hereof and Section 3.04 of the Lease Acquisition Agreement with respect to a Lease Contract) the Lease Contract, the Lease Receivable and the Equipment described in the Transferor's request for release.

     Section 4.07   Trust Estate.

     The Trustee may, and when required by the provisions of Articles Four, Five, Six and Twelve hereof shall, execute instruments to release property from the lien of this Agreement, or convey the Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Agreement. No party relying upon an instrument executed by the Trustee as provided in this Article Four shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

     Section 4.08   Notice of Release.

     The Trustee shall be entitled to receive at least 10 days' notice of any action to be taken pursuant to Section 4.06(a) hereof, accompanied by copies of any instruments involved.

     Section 4.09   Nature of Transfer.

     To the extent that the transfer of the Trust Estate from the Transferor to the Trustee is deemed to be a secured financing, the Transferor shall be deemed hereunder to have granted to the Trustee, and the Transferor does hereby grant to the Trustee, a security interest in all of the Transferor's right, title and interest in, to and under the Trust Estate, whether now owned or hereafter acquired. For purposes of such grant, this Agreement shall constitute a security agreement under applicable law.

                          ARTICLE FIVE

                   SATISFACTION AND DISCHARGE

     Section 5.01   Satisfaction and Discharge of Agreement.

     (a) Following payment in full of (i) all of the Certificates, (ii) the fees and charges of the Trustee, (iii) all other obligations of the Transferor under the Transaction Documents and (iv) all amounts owing to MBIA under the Insurance Agreement, and the release by the Trustee of the Trust Estate in accordance with Section 5.01(b) hereof, this Agreement shall be discharged and the Trustee shall notify the Rating Agencies thereof.

     (b) Upon payment in full of the amounts referred to in clauses (i) through (iv) of Section 5.01(a) hereof, the Transferor may submit to the Trustee an Officer's Certificate requesting the release to the Transferor or its designee of a stated amount of the funds on deposit in the Cash Collateral Account and some or all of the other Trust Estate (collectively, the "Withdrawn Collateral"), accompanied by an Opinion of Counsel reasonably acceptable to MBIA or, if an MBIA Default or Termination has occurred and is continuing, acceptable to the Controlling Holders, to the effect that, after the release of the Withdrawn Collateral, there will remain an amount in the Cash Collateral Account or otherwise subject to this Agreement at least equal to the payments of interest due on the Outstanding Certificates and the Class A Principal Distribution Amounts and Class B Principal Distribution Amounts that are subject to recapture as preferential transfers pursuant to Section 547 of the Bankruptcy Code or, alternatively, to the effect that no such payments are subject to recapture. In rendering such Opinion of Counsel, such counsel may rely as to factual matters, including, without limitation, the date on which funds were received and the source of funds, upon an Officer's Certificate. Promptly after receipt of such Officer's Certificate, Opinion of Counsel and authorization to release from MBIA, the Trustee shall release the Withdrawn Collateral from the lien of this Agreement, and deliver the Withdrawn Collateral to the Transferor or its designee. The Transferor shall be entitled to deliver more than one such Officer's Certificate and Opinion of Counsel until the entire Trust Estate is released and delivered to the Transferor or its designee. Notwithstanding the foregoing, MBIA or, if an MBIA Default or Termination has occurred and is continuing, the Controlling Holders, may waive the requirement that the Transferor deliver such Officer's Certificate and/or Opinion of Counsel and authorize the Trustee by written direction to release all or a portion of the Cash Collateral Account or other items of the Trust Estate from the lien of this Agreement upon payment in full of the amounts referred to in clauses (i) through (iv) of
Section 5.01(a) hereof. Notwithstanding termination of this Agreement, the Trustee shall remain obligated to make claims under the applicable Certificate Insurance Policy with respect to any Preference Claim.

     (c) In connection with the discharge of this Agreement and the release of the Trust Estate, the Trustee shall release from the lien of this Agreement and deliver to or upon the order of the Transferor all property remaining in the Trust Estate and shall execute and file, at the expense of the Transferor, UCC financing statements evidencing such discharge and release.

     Section 5.02   Application of Trust Money.

     Subject to the last paragraph of Section 7.16 hereof, all monies deposited with the Trustee pursuant to Section 5.01 hereof shall be held in trust and if invested, shall be invested in Eligible Investments of the type described in clause (a) of the definition thereof, and applied by the Trustee, in accordance with the provisions of the Certificates and this Agreement, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required in this Agreement or to the extent required by law.

                          ARTICLE SIX

                     DEFAULTS AND REMEDIES

     Section 6.01   Events of Default.

     "Event of Default" wherever used herein means any one of the following events:

          (a) default in the payment of any interest or any other amounts due and owing to the Class A Certificateholders when the same becomes due and payable, and if there are no Class A Certificates Outstanding, default in the payment of any interest upon any Class B Certificates when the same becomes due and payable; or

          (b) default in the payment of any principal of any Class A Certificate when the same becomes due and payable, and if there are no Class A Certificates Outstanding, default in the payment of any principal upon any Class B Certificates when the same becomes due and payable; or

          (c) default in the performance of any covenant of the Transferor, or breach of any representation or warranty of the Transferor which has a material adverse effect on the Certificateholders or MBIA, in this Agreement, the Lease Acquisition Agreement, any Lease Sale Agreement, the Insurance Agreement, the Certificate Purchase Agreement or the Servicing Agreement (other than a covenant or warranty default in the performance of which or breach of which is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 30 days after the Transferor has actual knowledge thereof;

          (d) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Transferor under the United States Bankruptcy Code or any other applicable Federal or state bankruptcy, insolvency, reorganization, liquidation or other similar law now or hereafter in effect or any arrangement with creditors or appointing a receiver, liquidator, assignee, trustee, or sequestrator (or other similar official) for the Transferor or for any substantial part of its property, or ordering the winding up or liquidation of the Transferor's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (e) the institution by the Transferor of proceedings to be adjudicated a bankrupt or insolvent, or the consent by the Transferor to the institution of bankruptcy or insolvency proceedings against the Transferor, or the filing by the Transferor of a petition or answer or consent seeking reorganization or relief under the United States Bankruptcy Code or any other applicable Federal or state bankruptcy insolvency, reorganization, liquidation or other similar law now or hereafter in effect, or the consent by the Transferor to the filing of any such petition or to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or other similar official) of the Transferor or of any substantial part of the Transferor's property, or the making by the Transferor of any assignment for the benefit of creditors, or the admission by it in writing of its inability, or the failure by it generally, to pay its debts as they become due, or the taking of corporate action by the Transferor in furtherance of any such action.

     Section  6.02    Acceleration of  Maturity;  Rescission  and
Annulment.

     If an Event of Default with respect to any of the Certificates at the time Outstanding occurs and is continuing, then, and in every such case, the Trustee shall, at the direction of MBIA, or if there is an MBIA Default or Termination, the Trustee shall, at the direction of the Controlling Holders, declare the principal of all the Certificates to be immediately due and payable, by notice given in writing to the Transferor (and to the Trustee if given by Certificateholders); provided that, MBIA shall not declare the Outstanding Principal Amount of all of the Certificates immediately due and payable unless it shall have endorsed the Certificate Insurance Policies to provide coverage for any shortfall in the payment of accelerated principal and any interest due on the Class A Certificates on the date established for redemption thereof pursuant to such acceleration, and upon any such declaration, such principal shall become immediately due and payable without any presentment, demand, protest or other notice of any kind (except such notices as shall be expressly required by the provisions of this Agreement), all of which are hereby expressly waived.

     At any time after such a declaration of acceleration has been made, but before any Sale of the Trust Estate has been made or a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, MBIA, or if an MBIA Default or Termination has occurred, the Controlling Holders, by written notice to the Transferor and the Trustee, may rescind and annul such declaration and its consequences (except that in the case of a payment default on the Class A Certificates, or if no Class A Certificates are Outstanding, the Class B Certificates, the consent of all the Holders of such Class shall be required to rescind and annul such a declaration and its consequences) if:

     (1) the Transferor has paid or deposited with the Trustee a sum sufficient to pay

          (A) all overdue installments of interest on all Class A Certificates, or if no Class A Certificates are
     Outstanding, the Class B Certificates;

          (B) the principal of any Class A Certificates, or if no Class A Certificates are Outstanding, the Class B Certificates which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by such Certificates from the time such principal first became due until the date when paid; and

          (C) all sums paid or advanced, together with interest thereon, by the Trustee, MBIA or any
     Certificateholder hereunder or by MBIA under the Insurance Agreement or any Certificate Insurance Policy, and the reasonable compensation, expenses, disbursements and advances of the Trustee, MBIA and the Certificateholders, their agents and counsel incurred in connection with the enforcement of this Agreement to the date of such payment or deposit; and

     (2) all Events of Default, other than the nonpayment of the principal on the Class A Certificates, or if no Class A Certificates are Outstanding, the Class B Certificates which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.15 hereof.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

     Section  6.03    Collection of Indebtedness  and  Suits  for
Enforcement by Trustee.

     The Transferor covenants that if an Event of Default shall occur and be continuing and any of the Certificates have been declared due and payable and such declaration has not been rescinded and annulled, the Transferor will, upon demand of the Trustee and at the direction of MBIA, or if an MBIA Default or Termination has occurred at the direction of the Controlling Holders, pay to the Trustee, for the benefit of the Holders of the Certificates and MBIA, the whole amount then due and payable on the Certificates for principal and interest, with interest upon the overdue principal at the rate borne by the Certificates and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and MBIA, their respective agents and counsel.

     If the Transferor fails to pay such amount forthwith upon such demand, the Trustee, in its own name and as Trustee of an express trust shall, at the direction of MBIA, and if an MBIA Default or Termination has occurred the Trustee may, and shall, at the direction of the Controlling Holders, institute Proceedings for the collection of the sums so due and unpaid, and prosecute such Proceeding to judgment or final decree, and enforce the same against the Transferor and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Transferor, wherever situated.

     If an Event of Default occurs and is continuing, the Trustee shall, at the direction of MBIA, and if an MBIA Default or Termination has occurred the Trustee may in its discretion proceed, and shall at the direction of the Controlling Holders proceed, to protect and enforce its rights and the rights of MBIA by such appropriate Proceedings as the Trustee, at the direction of MBIA, or if an MBIA Default or Termination has occurred, at its discretion shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Agreement or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     Section 6.04   Remedies.

     If an Event of Default shall have occurred and be continuing, the Trustee shall, at the direction of MBIA, and if an MBIA Default or Termination has occurred, the Trustee shall, at the direction of the Controlling Holders, do one or more of the following:

          (a) institute Proceedings for the collection of all amounts then due and payable on the Certificates or under this Agreement, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Transferor the monies adjudged due;

          (b) take possession of and sell the Trust Estate securing the Certificates or any portion thereof or rights or interest therein, at one or more Sales called and conducted in any manner permitted by law;

          (c) institute any Proceedings from time to time for the complete or partial foreclosure of the lien created by this Agreement with respect to the Trust Estate;

          (d)   during the continuance of a default under a Lease
     Contract, exercise any of the rights of the lessor under such Lease Contract;

          (e) exercise any remedies of a secured party under the Uniform Commercial Code or any applicable law and take any other appropriate action to protect and enforce the rights and remedies of the Trustee, MBIA and the Holders of the Certificates hereunder; and

          (f)    institute  proceedings  against  MBIA  for   the
     collection of any amounts then due and payable under any Certificate Insurance Policy, whether by declaration or otherwise, enforce any judgment obtained, and collect from MBIA the monies adjudged due;

provided, however, that without the consent of MBIA, or if an MBIA Default or Termination has occurred, all the Controlling Holders, the Trustee may not sell or otherwise liquidate any portion of the Trust Estate unless the proceeds of such Sale or liquidation distributable to the Certificateholders are sufficient to discharge in full the amounts then due and unpaid upon the Certificates of such Controlling Holders for principal and interest together with any amounts owed to MBIA under the Insurance Agreement.

     Section 6.05   Optional Preservation of Trust Estate.

     If  (i)  an  Event  of Default shall have  occurred  and  be
continuing  with  respect  to  the  Certificates  and   (ii)   no
Certificates have been declared due and payable, or such declaration and its consequences have been annulled and rescinded, the Trustee shall, at the direction of MBIA, or if an MBIA Default or Termination has occurred, the Trustee may in its sole discretion if it determines it to be in the best interests of the Controlling Holders and shall, upon request from the Controlling Holders elect, by giving written notice of such election to the Transferor, to take possession of and retain the Trust Estate securing the Certificates intact, collect or cause the collection of the proceeds thereof and make and apply all payments and deposits and maintain all accounts in respect of such Certificates in accordance with the provisions of Article Twelve of this Agreement. If the Trustee is unable to or is stayed from giving such notice to the Transferor for any reason whatsoever, such election shall be effective as of the time of such determination or request, as the case may be, notwithstanding any failure to give such notice, and the Trustee shall give such notice upon the removal or cure of such inability or stay (but shall have no obligation to effect such removal or cure). Any such election may be rescinded with respect to any portion of the Trust Estate securing the Certificates remaining at the time of such rescission by written notice to the Trustee and the Transferor from MBIA or, if an MBIA Default or Termination has occurred, from the Controlling Holders.

     Section 6.06   Trustee May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial Proceeding relating to the Transferor or any other obligor upon any of the Certificates or the property of the Transferor or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of any of the Certificates shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Transferor for the payment of overdue principal or interest) shall be entitled and empowered, to intervene in such proceeding or otherwise,

          (a) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Certificates issued hereunder and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 7.07 hereof) and of MBIA and the Certificateholders allowed in such judicial Proceeding, and

          (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same,

and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such judicial Proceeding is hereby authorized by MBIA and each Certificateholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to MBIA or the Certificateholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof.

     Nothing contained in this Agreement shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of MBIA or any Certificateholder any plan of reorganization, arrangement, adjustment or composition affecting MBIA or any of the Certificates or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of MBIA or any Certificateholder in any such Proceeding.

     Section 6.07 Trustee May Enforce Claims Without Possession of Certificates.

     (a) In all Proceedings brought by the Trustee (and also any Proceedings involving the interpretation of any provision of this Agreement to which the Trustee shall be a party), the Trustee shall be held to represent all of the Certificateholders, and it shall not be necessary to make any Certificateholder a party to any such Proceedings.

     (b) All rights of actions and claims under this Agreement or any of the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any Proceeding relating thereto, and any such Proceedings instituted by the Trustee shall be brought in its own name as Trustee of an express trust, and any recovery whether by judgment, settlement or otherwise shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for MBIA and the ratable benefit of the Holders of the Certificates.

     Section 6.08   Application of Money Collected.

     If the Certificates have been declared due and payable following an Event of Default and such declaration has not been rescinded or annulled, any money collected by the Trustee with respect to the Certificates pursuant to this Article Six or otherwise and any other money that may be held thereafter by the Trustee as security for the Certificates shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Certificates and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid; provided that proceeds of a claim under a Certificate Insurance Policy will be used only to pay interest and principal on the applicable Class A Certificates of a Series in the manner set forth in clauses Fifth and Sixth below:

     FIRST:          To the payment to the Trustee of the Trustee
Fee then due, and any costs and expenses incurred by it in connection with enforcing the remedies provided for in this Article Six;

     SECOND:    To the payment of all the Servicer Fee and  other
amounts due the Servicer pursuant to Section 12.02(d)(i) hereof and to pay the Servicer the amount necessary to reimburse the Servicer for any other unrecovered Servicer Advances;

     THIRD:    To the payment to the Back-up Servicer of the Back-
up Servicer Fee then due;

     FOURTH:    To  the payment to MBIA of the MBIA Premium  then
due;

     FIFTH: To the payment of the amounts then due and unpaid upon the Class A Certificates of each Series for interest, with interest (to the extent payment thereof is legally enforceable at the respective rate or rates prescribed therefor in the Certificates) on overdue principal, in the proportion in which the Outstanding Principal Amount of each Series of Class A Certificates represents of the Outstanding Principal Amount of all Series of Class A Certificates, without preference or priority of any kind, according to the amounts due and payable on the Class A Certificates for interest;

     SIXTH: To the payments of the remaining Outstanding Principal Amount of the Class A Certificates, in the proportion in which the Outstanding Principal Amount of each Series of Class A Certificates represents of the Outstanding Principal Amount of all Series of Class A Certificates, without preference or priority of any kind;

     SEVENTH:   To the payment to MBIA of any amounts  previously
paid by MBIA under any of the Certificate Insurance Policies and not theretofore repaid, together with interest thereon and any other amounts due under the Insurance Agreement;

     EIGHTH:    To  reimburse  MBIA, and in  the  event  an  MBIA
Default or Termination has occurred, to reimburse the Certificateholders, for any costs or expenses incurred in connection with any enforcement action with respect to this Agreement or the Certificates;

     TENTH:     To  the  payment  to the Servicer  of  any  other
amounts due the Servicer as expressly provided herein and in the Servicing Agreement;

     ELEVENTH:  To  the payment to the Trustee  and  the  Back-up
Servicer,  any  other amounts due to the Trustee or  the  Back-up
Servicer  as  expressly  provided herein  and  in  the  Servicing
Agreement;

     TWELFTH: To the payment of the amounts then due and unpaid upon the Class B Certificates for interest, with interest (to the extent such interest has been collected by the Trustee or a sum sufficient therefor has been so collected and payment thereof is legally enforceable at the respective rate or rates prescribed therefor in the Class B Certificates) on overdue principal, in the proportion in which the Outstanding Principal Amount of each Series of Class B Certificates represents of the Outstanding Principal Amount of all Series of Class B Certificates, without preference or priority of any kind, according to the amounts due and payable on the Class B Certificates for interest;

     THIRTEENTH: To the payment of the remaining Outstanding Principal Amount of the Class B Certificates, in the proportion in which the Outstanding Principal Amount of each Series of Class B Certificate represents of the Outstanding Principal Amount of all Series of Class B Certificates, without preference or priority of any kind;

     FOURTEENTH:    To the payment of any surplus to  or  at  the
written direction of the Transferor or any other person legally entitled thereto.

     Section 6.09   Limitation on Suits.

     No Holder of any Certificate shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Agreement, or for the appointment of a receiver or trustee, or for any other remedy hereunder for so long as an MBIA Default or Termination has not occurred, and if an MBIA Default or Termination has occurred, unless

          (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (b) the Controlling Holders shall have made written request to the Trustee to institute Proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (c)   such Holder or Holders have offered  to  the
     Trustee   reasonable  indemnity  against   the   costs,
     expenses and liabilities to be incurred in compliance with such request;

          (d) the Trustee for 30 days after its receipt of such notice, request and offer of security or indemnity has failed to institute any such Proceedings; and

          (e) no direction inconsistent with such written request has been given to the Trustee during such 30-day period by the Controlling Holders; it being understood and intended that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Agreement to affect, disturb or prejudice the rights of any other Holders of Certificates, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Agreement, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Certificates.

     Section 6.10   Unconditional Right of Certificateholders  to
Receive Principal and Interest.

     Notwithstanding any other provision in this Agreement, the Holder of any Class A Certificate shall have the right, which is absolute and unconditional, to receive payment of the principal and interest on such Class A Certificate as such principal and interest becomes due and payable and to institute any Proceeding for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     Section 6.11   Restoration of Rights and Remedies.

     If the Trustee, MBIA or any Certificateholder has instituted any Proceeding to enforce any right or remedy under this Agreement and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee, MBIA or to such Certificateholder, then, and in every case, the Transferor, the Trustee, MBIA and the Certificateholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee, MBIA and the Certificateholders shall continue as though no such Proceeding had been instituted.

     Section 6.12   Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates in the last paragraph of Section 2.07 hereof, no right or remedy herein conferred upon or reserved to the Trustee, MBIA or to the Certificateholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 6.13   Delay or Omission; Not Waiver.

     No delay or omission of the Trustee, MBIA or of any Holder of any Certificate to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this
Article Six or by law to the Trustee, MBIA or to the Certificateholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, MBIA or by the Certificateholders, as the case may be, subject in each case, however, to the right of MBIA to control any such right and remedy except as provided in Section 13.14 hereof.

     Section 6.14   Control by MBIA or Certificateholders.

     MBIA or, if an MBIA Default or Termination has occurred, the Controlling Holders shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that:

          (a) such direction shall not be in conflict with any rule of law or with this Agreement including, without limitation, any provision hereof which expressly provides for approval by a greater percentage of Outstanding Principal Amount of all Certificates;

          (b) any direction to the Trustee by the Certificateholders of a Class to undertake a private sale of the Trust Estate shall be by the Holders of all Outstanding Certificates of such Class, unless the condition set forth in Section 6.18(b)(ii) hereof is met;

          (c) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; provided, however, that, subject to
     Section 7.01 hereof, the Trustee need not take any action which a Responsible Officer or Officers of the Trustee in good faith determines might involve it in personal liability or be prejudicial to the Certificateholders of the Controlling Class not consenting; and

          (d) the Trustee has been furnished reasonable indemnity against costs, expenses and liabilities which it might incur in connection therewith as provided in
     Section 7.01(f) hereof.

     Section   6.15    Waiver  of  Certain  Events  by  MBIA   or
Certificateholders.

     MBIA, or if an MBIA Default or Termination has occurred the Controlling Holders, may on behalf of the Holders of all the Certificates waive any past Default or Trigger Event hereunder and its consequences, except:

          (a) a Default in the payment of the principal of or interest on any Certificate, or a Default described in Sections 6.01(d) and (e) hereof, or

          (b) in respect of a covenant or provision hereof which under Article Nine hereof cannot be modified or amended without the consent of the Holder of each Outstanding Certificate affected.

Upon any such waiver, such Default or Trigger Event shall cease to exist, and any Event of Default or other consequence arising therefrom shall be deemed to have been cured for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other Default or Trigger Event or impair any right consequent thereon.

     Section 6.16   Undertaking for Costs.

     All parties to this Agreement agree, and each Holder of any Certificate by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.16 shall not apply to any suit instituted by the Trustee or MBIA, or to any suit instituted by the Controlling Holders, or to any suit instituted by any Certificateholder for the enforcement of the payment of the principal of or interest on any Certificate on or after the Stated Maturity expressed in such Certificate.

     Section 6.17   Waiver of Stay or Extension Laws.

     The Transferor covenants (to the extent that it may lawfully do so) that it will not, at any time, insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Agreement; and the Transferor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     Section 6.18   Sale of Trust Estate.

     (a) The power to effect any sale (a "Sale") of any portion of the Trust Estate pursuant to Section 6.04 hereof shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate securing the Certificates shall have been sold or all amounts payable on the Certificates and under this Agreement with respect thereto shall have been paid. The Trustee may from time to time postpone any Sale by public announcement made at the time and place of such Sale.

     (b) To the extent permitted by applicable law, the Trustee shall not, in any private Sale, sell to a third party the Trust
Estate, or any portion thereof unless:

          (i)   MBIA,  or if an MBIA Default or  Termination
     has  occurred  the  Controlling  Holders,  consent   in
     writing to or directs the Trustee to make such Sale; or

          (ii) if an MBIA Default or Termination has occurred, the proceeds of such Sale would not be less than the sum of all amounts due to the Trustee hereunder and the Outstanding Principal Amount of the Certificates of the Controlling Class and interest due or to become due thereon on the Payment Date next succeeding such Sale, together with any amount owing to MBIA under the Insurance Agreement.

     (c) The Trustee, MBIA or the Certificateholders may bid for and acquire any portion of the Trust Estate in connection with a public Sale thereof, and in lieu of paying cash therefor, any Certificateholder may make settlement for the purchase price by crediting against amounts owing on the Certificates of such Holder or other amounts owing to such Holder secured by this Agreement, that portion of the net proceeds of such Sale to which such Holder would be entitled, after deducting the reasonable costs, charges and expenses incurred by the Trustee, MBIA or the Certificateholders in connection with such Sale. The Certificates need not be produced in order to complete any such Sale, or in order for the net proceeds of such Sale to be credited against the Certificates. The Trustee, MBIA or the Certificateholders may hold, lease, operate, manage or otherwise deal with any property so acquired in any manner permitted by law.

     (d) The Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof. In addition, the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Transferor to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale. No purchaser or transferee at such a sale shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

     (e) The method, manner, time, place and terms of any Sale of all or any portion of the Trust Estate shall be commercially reasonable.

     Section 6.19   Action on Certificates.

     The Trustee's right to seek and recover judgment on the Certificates or under this Agreement shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Agreement. Neither the lien of this Agreement nor any rights or remedies of the Trustee or the Certificateholders shall be impaired by the recovery of any judgment by the Trustee against the Transferor or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Transferor.

                         ARTICLE SEVEN

                          THE TRUSTEE


     Section 7.01   Certain Duties and Responsibilities.

     (a) Except during the continuance of an Event of Default known to the Trustee as provided in subsection (e) below:

          (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustee; and

          (ii) in the absence of bad faith or negligence on its part, the Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions, which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same and to determine whether or not they conform to the requirements of this Agreement.

     (b) In case an Event of Default known to the Trustee as provided in subsection (e) below has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and shall use the same degree of care and skill in its exercise, as a reasonable person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct or bad faith, except that:

          (i) this subsection (c) shall not be construed to limit the effect of subsection (a) of this Section;

          (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of MBIA or the Controlling Holders (or other such percentage as may be required by the terms hereof) in accordance with Section 6.14 hereof relating to the time, method and place of conducting any Proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement, the Lease Acquisition Agreement or the Servicing Agreement; and

          (iv) no provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, provided that nothing contained in this Agreement shall excuse the Trustee for failure to perform its duties as Trustee under this Agreement.

     (d) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 7.01.

     (e) For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default described in Section 6.01(d) or 6.01(e) hereof or any Default described in Section 6.01(c) hereof or of any Trigger Event, Funding Termination Event or Advance Rate Decrease Event unless a Responsible Officer assigned to and working in the Trustee's corporate trust department has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default, Default or Trigger Event, Funding Termination Event or Advance Rate Decrease Event is received by the Trustee at the Corporate Trust Office, and such notice references any of the Certificates generally, the Transferor, the Trust Estate or this Agreement.

     (f) The Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under this Agreement, or to enter any appearance or in any way defend in any suit in which it may be made defendant, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder until it shall be indemnified to its satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements and against all liability, except liability that is adjudicated, in connection with any action so taken.

     (g) Notwithstanding any extinguishment of all right, title and interest of the Transferor in and to the Trust Estate following an Event of Default and a consequent declaration of acceleration of the maturity of any of the Certificates, whether such extinguishment occurs through a Sale of the Trust Estate to another person or the acquisition of the Trust Estate by the Trustee, the rights of the Certificateholders shall continue to be governed by the terms of this Agreement.

     (h) Notwithstanding anything to the contrary contained herein, the provisions of subsections (e) through (g), inclusive, of this Section 7.01 shall be subject to the provisions of subsections (a) through (c), inclusive, of this Section 7.01.

     (j) The Trustee shall provide the reports and accountings as required pursuant to Section 12.04 hereof.

     Section 7.02   Notice of Default and Other Events.

     Promptly after the occurrence of any Default, Trigger Event, Funding Termination Event, Advance Rate Decrease Event or MBIA Default or Termination known to the Trustee (within the meaning of Section 7.01(e) hereof) which is continuing, within one Business Day of obtaining such knowledge, the Trustee shall transmit by telephonic or telegraphic communication confirmed by mail to MBIA and to all Holders of Certificates, as their names and addresses appear on the Certificate Register, notice of such Default, Trigger Event, Funding Termination Event, Advance Rate Decrease Event or MBIA Default or Termination known to the Trustee, unless in the case of notice of Default or notice of any Trigger Event to Certificateholders, such Default shall have been promptly cured or waived or such Trigger Event shall have been waived by MBIA in accordance with this Agreement.

     Section 7.03   Certain Rights of Trustee.

     Except as otherwise provided in Section 7.01,

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other obligation, paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Transferor mentioned herein shall be sufficiently evidenced by a Transferor Request or Transferor Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel selected by the Trustee with due care or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Certificateholders pursuant to this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) unless so directed by the Controlling Holders or MBIA and if, in either case, the requirements of clause (e) above have been satisfied, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Transferor, upon reasonable notice and at reasonable times personally or by agent or attorney; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

     Section  7.04   Not Responsible for Recitals or Issuance  of
Certificates.

     (a) The recitals contained in this Agreement and in the Certificates, except the certificates of authentication on the Certificates, shall be taken as the statements of the Transferor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or condition of the Trust Estate or any part thereof, or as to the title of the Transferor thereto or as to the security afforded thereby or hereby, or as to the validity or genuineness of any securities at any time pledged and deposited with the Trustee hereunder or as to the validity or sufficiency of this Agreement or any of the Certificates. The Trustee shall not be accountable for the use or application by the Transferor of any of the Certificates or the proceeds thereof or of any money paid to the Transferor or upon Transferor Order under any provisions hereof.

     (b)   Except as otherwise expressly provided herein  and  in
Section 7.15 and without limiting the generality of the foregoing, the Trustee shall have no responsibility or liability for or with respect to the validity of any Equipment or Lease Contract, the perfection of any security interest (whether as of the date hereof or at any future time), the maintenance of or the taking of any action to maintain such perfection, the validity of the assignment of any portion of the Trust Estate to the Trustee or of any intervening assignment, the review of any Lease Contract (it being understood that the Trustee has not reviewed and does not intend to review the substance or form of any such Lease Contract), the performance or enforcement of any Lease Contract, the validity and sufficiency of the Certificate Insurance Policies, the compliance by the Transferor or the Servicer with any covenant or the breach by the Transferor or the Servicer of any warranty or representation made hereunder or in any related document or the accuracy of any such warranty or representation, any investment of monies in the Collection Account or any loss resulting therefrom, the acts or omissions of the Transferor, the Servicer, MBIA or any Customer, any action of the Servicer taken in the name of the Trustee, or the validity of the Servicing Agreement or the Lease Acquisition Agreement.

     (c) Except as otherwise expressly provided herein, the Trustee shall not have any obligation or liability under any Lease Contract by reason of or arising out of this Agreement or the assignment of such Lease Contract hereunder or the receipt by the Trustee of any payment relating to any Lease Contract pursuant hereto, nor shall the Trustee be required or obligated in any manner to perform or fulfill any of the obligations of the Transferor under or pursuant to any Lease Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it, or the sufficiency of any performance by any party, under any Lease Contract.

     Section 7.05   May Hold Certificates.

     The Trustee, the Servicer, any Paying Agent, the Certificate Registrar, any Authenticating Agent or any other agent of the Transferor, in its individual or any other capacity, may become the owner or pledgee of Certificates, and if operative, may otherwise deal with the Transferor with the same rights it would have if it were not Trustee, Servicer, Paying Agent, Certificate Registrar, Authenticating Agent or such other agent.

     Section 7.06   Money Held in Trust.

     Money and investments held in trust by the Trustee or any Paying Agent hereunder shall be held in one or more trust accounts hereunder but need not be segregated from other funds except to the extent required in this Agreement or required by law. The Trustee or any Paying Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Transferor or otherwise specifically provided in this Agreement.

     Section 7.07   Compensation and Reimbursement.

     The Transferor agrees:

          (a) to pay the Trustee monthly its fee for all services rendered by it hereunder as Trustee, in the amount of the Trustee Fee (which compensation shall not otherwise be limited by any provision of law in regard to the compensation of a trustee of an express trust), and to pay to the Back-up Servicer its fee for all services rendered hereunder and under the Servicing Agreement as Back-up Servicer, in the amount of the Back-up Servicer Fee;
          (b) except as otherwise expressly provided herein, to reimburse the Trustee or the Back-up Servicer upon its request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee or the Back-up Servicer in accordance with any provision of this Agreement or Servicing Agreement (including the reasonable compensation and the expenses and disbursements of the Trustee's and Back-up Servicer's agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (c)   to  indemnify  and hold harmless  the  Trust
     Estate and the Trustee from and against any loss, liability, expense, damage or injury (other than those attributable to a Certificateholder in its capacity as an investor in any of the Certificates) sustained or suffered pursuant to this Agreement by reason of any acts, omissions or alleged acts or omissions arising out of activities of the Trust Estate or the Trustee (including without limitation any violation of any applicable laws by the Transferor as a result of the transactions contemplated by this Agreement), including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided that the Transferor shall not indemnify the Trustee if such loss, liability, expense, damage or injury is due to the Trustee's gross negligence or willful misconduct, willful misfeasance or bad faith in the performance of duties. Any indemnification pursuant to this Section shall only be payable from the assets of the Transferor and shall not be payable from the assets of the Trust Estate. The provisions of this indemnity shall run directly to and be enforceable by an injured person subject to the limitations hereof and this indemnification agreement shall survive the termination of this Agreement.

     Section 7.08   Corporate Trustee Required; Eligibility.

     There shall at all times be a trustee hereunder which shall be a corporation or association organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 (or a lesser amount with the approval of MBIA, the Rating Agencies and the Controlling Certificateholders), subject to supervision or examination by Federal or state authority and having an office within the United States of America, and which shall have a commercial paper or other short-term rating of the highest short term rating categories by each of the Rating Agencies, or otherwise acceptable to each of the Rating Agencies. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     Section  7.09    Resignation  and  Removal;  Appointment  of
Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 7.10 hereof.

     (b) The Trustee may resign at any time by giving 30 days' written notice thereof to the Transferor, MBIA and to each Certificateholder. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and may prescribe, appoint a successor Trustee.

     (c)   The  Trustee may be removed by MBIA  or,  if  an  MBIA
Default or Termination shall have occurred and is continuing, the Controlling Holders, at any time if one of the following events have occurred:

          (i)   the Trustee shall cease to be eligible under
     Section 7.08 hereof and shall fail to resign after written request therefor by the Transferor, MBIA or by any Certificateholder, or

          (ii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or

          (iii)      the  Trustee has failed to perform  its
     duties   in   this  Agreement  or  has   breached   any
     representation of warranty made in this Agreement.

     (d) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause with respect to any of the
Certificates, the Transferor by a Board Resolution, shall promptly appoint a successor Trustee satisfactory to MBIA, or, if an MBIA Default or Termination has occurred, to the Controlling Holders. If no successor Trustee shall have been so appointed by the Transferor within 30 days of notice of removal or resignation and shall have accepted appointment in the manner hereinafter provided, then MBIA may appoint a successor Trustee. If MBIA shall fail to appoint a successor Trustee within 90 days or in the event of an MBIA Default or Termination, then the Controlling Holders may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Certificates.

     (e) The Transferor shall give notice in the manner provided in Section 13.04 hereof of each resignation and each removal of the Trustee and each appointment of a successor Trustee with respect to the Certificates to the Certificateholders and the Rating Agencies. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

     Section 7.10   Acceptance of Appointment by Successor.

     Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Transferor and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee but, on request of the Transferor or the successor Trustee, such retiring Trustee shall, upon payment of its reasonable out-of-pocket costs and expenses, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 7.07 hereof. Upon request of any such successor Trustee, the Transferor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     No  successor Trustee shall accept its appointment unless at the  time  of  such  acceptance such successor Trustee  shall  be eligible under this Article.
     Section   7.11     Merger,  Conversion,   Consolidation   or
Succession to Business of Trustee.

     Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto, and notice thereof shall be provided by the Trustee to the Certificateholders and the Rating Agencies. In case any Certificates have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Certificates so authenticated with the same effect as if such successor Trustee had itself authenticated such Certificates.

     Section 7.12   Co-Trustees and Separate Trustees.

     At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Trust Estate may at the time be located, the Transferor, MBIA and the Trustee shall have power to appoint, and, upon the written request of the Trustee, MBIA or, if an MBIA Default or Termination has occurred and is continuing, of the Holders representing at least 25% in Outstanding Principal Amount of all Certificates, the Transferor shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee and meeting the requirements of Section 7.08 hereof, either to act as co-Trustee, jointly with the Trustee of all or any part of such Trust Estate, or to act as separate Trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Transferor does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Trustee alone shall have power to make such appointment.

     Should any written instrument from the Transferor be reasonably required by any co-Trustee or separate Trustee so appointed for more fully confirming to such co-Trustee or separate Trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Transferor.

     Every co-Trustee or separate Trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

          (a) the Certificates shall be authenticated and delivered by, and all rights, powers, duties and obligations under this Agreement in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee under this Agreement, shall be exercised solely by the Trustee;

          (b) the rights, powers, duties and obligations conferred or imposed upon the Trustee by this Agreement in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-Trustee or separate Trustee jointly, as shall be provided in the instrument appointing such co-Trustee or separate Trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-Trustee or separate Trustee;
          (c) the Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Transferor evidenced by a Board Resolution, may accept the resignation of or remove any co-Trustee or separate Trustee, appointed under this Section, and, in case an Event of Default has occurred and is continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-Trustee or separate Trustee without the concurrence of the Transferor. Upon the written request of the Trustee, the Transferor shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-Trustee or separate Trustee that has so resigned or been removed may be appointed in the manner provided in this Section;

          (d) no co-Trustee or separate Trustee hereunder shall be personally liable by reason of any act or omission of the Trustee or any other such Trustee hereunder nor shall the Trustee be liable by reason of any act or omission of any co-Trustee or separate Trustee selected by the Trustee with due care or appointed in accordance with directions to the Trustee pursuant to Section 6.14; and

          (e) any Act of Certificateholders delivered to the Trustee shall be deemed to have been delivered to each such co-Trustee and separate Trustee.

     Section 7.13   Rights with Respect to the Servicer.

     The Trustee's rights and obligations with respect to the Servicer and the Back-up Servicer shall be governed by the Servicing Agreement.

     Section 7.14   Appointment of Authenticating Agent.

     The Trustee may appoint an Authenticating Agent or Agents with respect to the Certificates which shall be authorized to act on behalf of the Trustee to authenticate Certificates issued upon original issue or upon exchange, registration of transfer or pursuant to Section 2.05 hereof, and Certificates so authenticated shall be entitled to the benefits of this Agreement and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Agreement to the authentication and delivery of Certificates by the Trustee or the Trustee's certificate of authentication or the delivery of Certificates to the Trustee for authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent and delivery of the Certificates to the Authenticating Agent on behalf of the Trustee. Each Authenticating Agent shall be acceptable to the Transferor, MBIA and if an MBIA Default or Termination has occurred and is continuing, the Certificateholders and shall at all times be a corporation having a combined capital and surplus of not less than the equivalent of $50,000,000 and subject to supervision or examination by Federal or state authority or the equivalent foreign authority, in the case of an Authenticating Agent who is not organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent; provided, such corporation shall be otherwise eligible under this Section.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee, MBIA and to the Transferor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent, MBIA and to the Transferor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Transferor and MBIA and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Certificates, if any, with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Certificate Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Trustee may pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 7.07 hereof.

     If an appointment is made pursuant to this Section, the Certificates may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

     This   is   one  of  the  Certificates  described   in   the
within-mentioned Agreement.

                                   NORWEST BANK MINNESOTA,
                                     NATIONAL ASSOCIATION
                                     As Trustee

                                   By:  As Authenticating
                                   Agent

                                   By:  Authorized Officer

     Section 7.15   Trustee to Hold Lease Contracts.

     The Trustee hereby acknowledges receipt (subject to any exceptions as may be noted by the Trustee to the Servicer, MBIA and the Certificateholders within 10 days of the related Delivery
Date) of and shall hold each Lease Contract together with any documents relating thereto that may from time to time be delivered to the Trustee, until such time as such Lease Contract is released from the Trust Estate pursuant to the terms of this Agreement.

     Upon  receipt  of  the Lease Contracts,  the  Trustee  shall determine that they are listed on the applicable Series Lease Schedule. The Trustee shall be under no duty or obligation to inspect, review or examine the Lease Contracts and other documents to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

     Section 7.16   Money for Certificate Payments to Be Held  in
Trust.

     The Trustee agrees, and if there is any Paying Agent other than the Trustee, the Transferor will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee and MBIA an instrument in which such Paying Agent shall agree with the Trustee that, subject to the provisions of this Section, such Paying Agent will:

          (a) hold all sums held by it for the payment of principal or interest on Certificates in trust for the benefit of the Certificateholders entitled thereto and MBIA until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (b)          give   the   Trustee,   MBIA    and    the
     Certificateholders notice of any Default by  the  Transferor
     (or any other obligor upon the Certificates) in the making of any payment of principal or interest; and

          (c) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying
     Agent.

     The Transferor may at any time, for the purpose of obtaining the satisfaction and discharge of this Agreement or for any other purpose, pay, or by Transferor Order direct any Paying Agent to pay, to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent in trust for the payment of the principal or interest on any Certificate and remaining unclaimed for three years after such principal or interest has become due and payable shall be paid to the Transferor on Transferor Request or to MBIA if such payment had been made by MBIA; and the Holder of such Certificate shall thereafter, as an unsecured general creditor, and subject to any applicable statute of limitations, look only to the Transferor for payment thereof, and all liability of the Trustee, such Paying Agent or MBIA with respect to such trust money or the related Certificate, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Transferor cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the city in which the Corporate Trust Office is located, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Transferor; and provided, further, that any amounts held that are proceeds of a claim made under a Certificate Insurance Policy shall be returned to MBIA, and the Certificateholders shall look only to MBIA for such payments. The Trustee may also adopt and employ, at the expense of the Transferor, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Certificateholders whose right to or interest in monies due and payable but not claimed is determinable from the records of any Paying Agent, at the last address as shown on the Certificate Register for each such Certificateholder).


                         ARTICLE EIGHT

               THE CERTIFICATE INSURANCE POLICIES


     Section 8.01   Payments under the Certificate Insurance
Policies.

     If on the close of business on the second Business Day prior to any Payment Date, the funds on deposit in the Collection
Account and available to be distributed on such Payment Date pursuant to Section 12.02(d) hereof after any transfer from the Cash Collateral Account in accordance with Section 12.03 hereof are not sufficient to make the payment of any interest due on the Outstanding Class A Certificates of the applicable Series on such Payment Date in accordance with Section 12.02(d)(v) hereof, the
Trustee shall, no later than 10:00 a.m. New York time, on the Business Day immediately preceding such Payment Date make a claim under the applicable Certificate Insurance Policy in an amount equal to such insufficiency. In addition, if on the close of business on the second Business Day immediately prior to any Stated Maturity the funds on deposit in the Collection Account after any transfer from the Cash Collateral Account in accordance with Section 12.03 hereof are not sufficient to pay the entire Outstanding Principal Amount of all Class A Certificates of the applicable Series (after giving effect to the application of funds available to pay the Pro Rata Share of the Class A Principal Distribution Amount of each Outstanding Series in accordance with Section 12.02(d)(vi) hereof), the Trustee shall, no later than 10:00 a.m. New York time, on the Business Day immediately preceding such Stated Maturity, make a claim under the applicable Certificate Insurance Policy in an amount equal to such insufficiency. Proceeds of claims on the Certificate Insurance Policies shall be deposited in the Collection Account and used solely to pay amounts due in respect of interest on the applicable Class A Certificates on each Payment Date and principal of the applicable Certificates at the Stated Maturity.

     In addition, on any day that the Trustee has actual knowledge or receives notice that any amount previously paid to a Holder of Class A Certificates has been subsequently recovered from such Certificateholder pursuant to a final order of a court of competent jurisdiction that such payment constitutes an avoidable preference within the meaning of any applicable bankruptcy law to such Certificateholder (a "Preference Claim"), the Trustee shall make a claim within one Business Day upon the relevant Certificate Insurance Policy for the full amount of such Preference Claim in accordance with the terms of such Certificate Insurance Policy. Any proceeds of any such Preference Claim received by the Trustee shall be paid to the related Class A Certificateholders.



                          ARTICLE NINE

                           AMENDMENTS


     Section    9.01      Amendments    without    Consent     of
Certificateholders.

     The  Transferor, the Servicer, the Back-up Servicer and  the
Trustee, with the prior written consent of MBIA but without the consent of the Holders of any Certificates, at any time and from time to time, may enter into one or more amendments hereto, in form satisfactory to the Trustee, for any of the following purposes, provided that any such amendment, as evidenced by an Opinion of Counsel if requested by the Trustee, will not have a material adverse affect on the Controlling Holders:

          (a) to correct or amplify the description of any property at any time included in the Trust Estate, or better to assure, convey and confirm unto the Trustee any property included or required to be included in the Trust Estate, or to include in the Trust Estate any additional property; or

          (b) to evidence the succession of another Person to the Transferor, and the assumption by such successor of the covenants of the Transferor herein and in the Certificates contained, in accordance with Section 11.02(o) hereof; or

          (c)   to  add  to the covenants of the Transferor,
     for   the  benefit  of  MBIA  or  the  Holders  of  all
     Certificates or to surrender any right or power herein conferred upon the Transferor; or

          (d) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee; or

          (e) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provisions with respect to matters or questions arising under this Agreement, which shall not be inconsistent with the provisions of this Agreement; or

          (f) to evidence the succession of the Trustee pursuant to Article Seven hereof; or
          (g) as may be necessary to effectuate the issuance of any additional Series of Certificates in accordance with the terms of this Agreement and the related Supplement; provided that any such amendment does not modify this Agreement in a manner described in paragraphs (i) through (viii) of Section 9.02(a) hereof.

     The Trustee is hereby authorized to join in the execution of any such amendment and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such amendment that affects the Trustee's own rights, duties, liabilities or immunities under this Agreement or otherwise.

     Promptly after the execution by the Transferor, the Servicer, the Back-up Servicer and the Trustee of any amendment pursuant to this Section, the Transferor shall mail to the Rating Agencies and each Certificateholder a copy of such amendment.

     Notwithstanding the foregoing, provided that MBIA, in its sole discretion, and Holders of more than 50% of Outstanding Principal Amount of Class B Certificates (exclusive of any Class B Certificates held by the Transferor) have given their prior written consent, Holders of any Series of Class A Certificates, by their acceptance of their Class A Certificates, agree that the definitions of "Advance Rate Decrease Event" and "Advance Rate" can be amended without the consent of any Holder of a Class A Certificate if the Rating Agencies confirm that such amendment will not affect the then current rating on any Outstanding Series and, subject to the fulfillment of such conditions, the Trustee, the Back-up Servicer, the Transferor and the Servicer may enter into one or more amendments hereunder to effect such change.

     Section 9.02 Amendments and Modifications to Agreement with Consent of Certificateholders.

     (a) With the prior written consent of MBIA and the Controlling Holders, by Act of said Holders delivered to the Transferor and the Trustee, the Transferor, the Servicer, the Back-up Servicer and the Trustee may enter into an amendment or modification of this Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of the Certificates under this Agreement (other than as described in Section 9.01); provided, however, that no such amendment shall, without the consent of the Holders of each Outstanding Certificate affected thereby:

          (i) change the Stated Maturity of any Certificate or the due date of any installment of principal of, or any installment of interest on, any Certificate, or change the principal amount thereof or the Certificate Interest Rate or change any place of payment where, or the coin or currency in which, any Certificate or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment; or

          (ii) reduce the percentage in Outstanding Principal Amount of Certificates, the consent of the Holders of which is required for any such amendment, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Agreement or Events of Default or their consequences; or

          (iii)      impair  or adversely affect  the  Trust
     Estate; or

          (iv)  modify or alter the definition of  the  term
     "Outstanding"  or  "Outstanding  Principal  Amount"  or
     "Controlling  Holders"  or "Required  Collateralization
     Amount"; or

          (v)   modify or alter the provisions of the proviso  to
Section 6.04 hereof; or

          (vi) modify any of the provisions of this Section 9.02, except to increase the percentage of Holders required for any modification or waiver or to provide that certain other provisions of this Agreement cannot be modified or waived without the consent of each
     Holder   of   each  Outstanding  Certificate   affected
     thereby; or

          (vii) permit the creation of any lien ranking prior to, on a parity with, or subordinate to the lien of this Agreement with respect to any part of the Trust Estate or terminate or release the lien of this Agreement on any property at any time subject hereto or deprive the Holder of any Certificate of the security afforded by the lien of this Agreement; or

          (viii) modify any of Sections 6.01, 6.02, 6.03, 6.18, or Section 12.02(d) hereof.
     (b) With the prior written consent of MBIA and the Holders of not less than 66-2/3% in Outstanding Principal Amount of a Series of Class A Certificates that is in its Funding Period, by Act of said Holders delivered to the Transferor and the Trustee, the Transferor, the Servicer, the Back-up Servicer and the Trustee may enter into amendments hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of Article Three hereof or the definitions therein, provided that any such amendment does not modify the Agreement in a manner described in clauses (i) through (viii) of paragraph (a) of this Section 9.02.

     (c) With the prior written consent of MBIA and the Holders of not less than 66-2/3% in Outstanding Principal Amount of any Series of Class B Certificates and provided that an Opinion of Counsel has been rendered that such amendment will not, in any material way, affect the tax treatment of any Series of Class B Certificates, by Act of said Holders delivered to the Transferor and the Trustee, the Transferor, the Servicer, the Back-up Servicer and the Trustee may enter into amendments hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions, including definitions, contained herein relating to such Series of Class B Certificates, provided that any such amendment does not modify this Agreement in a manner described in clauses (i) through (viii) of paragraph
(a) of this Section 9.02, and provided, further, that no such amendment shall be effective until the Trustee has received an Opinion of Counsel that such amendment will not have a material adverse affect on the tax treatment of any Outstanding Series of Class B Certificates.

     (d) The Trustee is hereby authorized to join in the execution of any amendments to this Agreement pursuant to clause
(a), (b) or (c) above and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such amendment that affects the Trustee's own rights, duties, liabilities or immunities under this Agreement It shall not be necessary for any Act of Certificateholders under this Section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof. Promptly after the execution by the Transferor, the Servicer, the Back-up Servicer and the Trustee of any amendment pursuant to this Section, the Transferor shall mail to the Holders of the Certificates, MBIA and the Rating Agencies a copy of such amendment, together with any consents obtained from MBIA in connection therewith.

     Section 9.03   Execution of Amendments.

     In executing any amendment permitted by this Article or the modifications thereby of the trusts created by this Agreement, the Trustee shall be entitled to receive upon request, and (subject to Section 7.01 hereof) shall be fully protected in relying in good faith upon, an Opinion of Counsel reasonably acceptable to the Trustee stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own duties or immunities under this Agreement or otherwise.

     Section 9.04   Effect of Amendments.

     Upon the execution of any amendment under this Article, this Agreement shall be modified in accordance therewith, and such amendment shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     Section 9.05   Reference in Certificates to Amendments.

     Certificates authenticated and delivered after the execution of any amendment pursuant to this Article may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such amendment. If the Transferor shall so determine, new Certificates so modified as to conform, in the opinion of the Trustee and the Transferor, to any such amendment may be prepared and executed by the Transferor and authenticated and delivered by the Trustee in exchange for Outstanding Certificates.


                          ARTICLE TEN

                   REDEMPTION OF CERTIFICATES

     Section  10.01  Redemption at the Option of the  Transferor;
Election to Redeem.

     The Transferor shall have the option to redeem (a) at any time except as may be otherwise specified in the related Supplement, all of the Outstanding Certificates of any Series of Class B Certificates at any time after the Outstanding Principal Amount of such Class of Certificates in the Series is less than 10% of the original Outstanding Principal Amount of such Class of Certificates as of the related Delivery Date and provided that the Outstanding Principal Amount of the Related Series of Class A Certificates has been reduced to zero and (b) all of the Outstanding Certificates of any Series of Class A Certificates, at any time after the Outstanding Principal Amount of such Class of Certificates in the Series is less than 10% of the Outstanding Principal Amount of such Class of Certificates as of the related Funding Termination Date, in each case at the applicable Redemption Price plus any fees due hereunder and all amounts due to MBIA under the Insurance Agreement. With respect to any redemption permitted by clause (b) above, MBIA shall have the same option to redeem any Series of Class A Certificates in the absence of the exercise thereof by the Transferor.

     The Transferor shall set the Redemption Date and the Redemption Record Date for a Series of Certificates and give notice thereof to the Trustee pursuant to Section 10.02 hereof.

     Installments of interest and principal that are due regarding a Series of Certificates on or prior to the related Redemption Date shall continue to be payable to the Holders of such Certificates called for redemption as of the relevant Record Dates according to their terms and the provisions of Section 2.08 hereof. The election of the Transferor or MBIA to redeem any Class A Certificates pursuant to this Section shall be evidenced by a Board Resolution or written notice from MBIA, respectively, directing the Trustee to make the payment of the Redemption Price on all of the Certificates to be redeemed from monies deposited with the Trustee pursuant to Section 10.04 hereof.

     Section  10.02   Notice  to Trustee; Deposit  of  Redemption
Price.

     In the case of any redemption pursuant to Section 10.01 hereof, the Transferor or MBIA, as applicable, shall, at least 15 days prior to the related Redemption Date, notify the Trustee and the applicable Certificateholders of such Redemption Date and shall deposit into the Redemption Account on such notification date an amount equal to the Redemption Price of all Certificates to be redeemed on such Redemption Date plus any fees due hereunder and all amounts due to MBIA under the Insurance Agreement.

     Section 10.03  Notice of Redemption by the Transferor.

     Upon  receipt of such notice and such deposit set  forth  in
Section 10.02 above, the Trustee shall provide notice of redemption pursuant to Section 10.01 hereof by first-class mail, postage prepaid, mailed no later than the Business Day following the date on which such deposit was made, to each Holder of Certificates whose Certificates are to be redeemed, at such Holder's address in the Certificate Register.

     All notices of redemption shall state:

     (a)  the applicable Redemption Date;

     (b)  the applicable Redemption Price; and
     (c) that on such Redemption Date, the Redemption Price will become due and payable upon each such Certificate in the related
Series, and that interest thereon shall cease to accrue on such date.

     Notice of redemption of a Series of Certificates shall be given by the Trustee in the name and at the expense of the
Transferor or MBIA, as applicable. Failure to give notice of redemption, or any defect therein, to any Holder of any Certificate selected for redemption shall not impair or affect the validity of the redemption of any other Certificate.

     Section 10.04  Certificates Payable on Redemption Date.

     Notice  of  redemption  having been  given  as  provided  in
Section 10.03 hereof, the Series of Certificates to be redeemed shall, on the applicable Redemption Date, become due and payable at the Redemption Price and on such Redemption Date such Certificates shall cease to bear interest. The Holders of such Certificates shall be paid the Redemption Price by the Paying Agent on behalf of the Transferor; provided, however, that installments of principal and interest that are due regarding such Series of Certificates on or prior to such Redemption Date shall be payable to the Holders of such Certificates registered as such on the relevant Record Dates according to their terms and the provisions of Section 2.08 hereof.

     If the Holders of any Certificate called for redemption shall not be so paid, the principal and premium on such Series of Certificates, if any, shall, until paid, bear interest from the applicable Redemption Date at the related Certificate Interest Rate.

     Section 10.05  Release of Series Lease Contracts.

     In connection with any redemption permitted under this Article Ten, the Transferor or MBIA, as the case may be, shall be permitted to obtain a release of the related Series Lease
Contracts to the extent that (a) after giving effect to such release, the sum of (i) the amount of funds then held in the Cash Collateral Account and (ii) the Aggregate IPB is equal to or exceeds the Required Collateralization Amount plus the Outstanding Principal Amount of all Series of Class A Certificates and any Related Series of Class B Certificates (after giving effect to such redemption and the issuance of any new Series of Certificates) and (b) the applicable Redemption Price shall have been deposited into the Redemption Account as required by Section 10.02.

                         ARTICLE ELEVEN

           REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 11.01  Representations and Warranties.

     The Transferor hereby makes the following representations and warranties for the benefit of the Trustee, MBIA and the
Certificateholders on which the Trustee relies in accepting the Trust Estate in trust and in authenticating the Certificates. Such representations and warranties are made as of the Initial Delivery Date and, except as specifically provided herein, each additional Delivery Date, and shall survive the transfer, conveyance and assignment of the Trust Estate to the Trustee.

     (a) Organization and Good Standing. The Transferor is a corporation duly organized, validly existing and in good standing under the law of the State of Delaware and each other State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of the Transferor to perform its obligations under the Transaction Documents;

     (b) Authorization. The Transferor has the power, authority and legal right to execute, deliver and perform under the terms of the Transaction Documents and the execution, delivery and performance of the Transaction Documents have been duly authorized by the Transferor by all necessary corporate action;

     (c) Binding Obligation. Each of (i) this Agreement, assuming due authorization, execution and delivery by the
Trustee, the Back-up Servicer and the Servicer, (ii) the Insurance Agreement, assuming due authorization, execution and delivery by MBIA, the Trustee, the Back-up Servicer, the Company, the Certificate Funding Administrator and the Servicer, (iii) the Servicing Agreement, assuming due authorization, execution and delivery by the Transferor, the Servicer, the Trustee and the Servicer and (iv) the applicable Certificate Purchase Agreement, assuming due authorization, execution and delivery by the purchaser named therein and (v) the Lease Acquisition Agreement, assuming due authorization, execution and delivery by the
Company, constitutes, and upon execution, each Lease Sale Agreement, assuming due authorization, execution and delivery by all parties thereto other than the Transferor, will constitute, a legal, valid and binding obligation of the Transferor, enforceable against the Transferor in accordance with its terms except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity;

     (d) No Violation. The consummation of the transactions contemplated by the fulfillment of the terms of the Transaction Documents will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents or bylaws of the Transferor, or any material indenture, agreement, mortgage, deed of trust or other instrument to which the Transferor is a party or by which it is bound, or in the creation or imposition of any Lien upon any of its properties pursuant  to  the terms of such  indenture, agreement,  mortgage, deed of trust or other such instrument, other than any Lien created or imposed pursuant to the terms of the Transaction Documents, or violate any law, or any material order, rule or regulation applicable to the Transferor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or any of its properties.

     (e) No Proceedings. There are no Proceedings or investigations to which the Transferor, or any of the Transferor's Affiliates, is a party pending, or, to the knowledge of Transferor, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (A) asserting the invalidity of the Transaction Documents, (B) seeking to prevent the issuance of any of the Certificates or the consummation of any of the transactions contemplated by the Transaction Documents or (C) seeking any determination or ruling that would materially and adversely affect the performance by the Transferor of its obligations under, or the validity or enforceability of, the Transaction Documents.

     (f) Approvals. All approvals, authorizations, consents, orders or other actions of any Person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of the Transaction Documents and with the valid and proper authorization, issuance and sale of the Certificates pursuant to this Agreement (except approvals of State securities officials under the Blue Sky Laws), have been or will be taken or obtained on or prior to the applicable Delivery Date.

     (g) Place of Business. As of the Initial Delivery Date, the Transferor's principal place of business and chief executive office is located at 6424 W. 91st Avenue, Suite B, Westminster, CO 80030, and the Transferor has done business only under the name GF Funding Corp. II.

     (h) Transfer and Assignment of Lease Assets. Upon the delivery to the Trustee of the Lease Contracts and the filing of the financing statements described in Sections 4.01(f) and
4.02(c)(vi) hereof, the Trustee for the benefit of the Certificateholders shall have a first priority perfected security interest in the Lease Receivables and the Lease Contracts and in the proceeds thereof, except for Liens permitted under Section 11.02(a) and limited to the extent set forth in Section 9-306 of the UCC as in effect in the applicable jurisdiction. All filings (including, without limitation, UCC filings) as are necessary in any jurisdiction to perfect the ownership or other interest of the Trustee in the Trust Estate (other than filings with respect to Equipment underlying Lease Contracts), including the transfer of the Lease Contracts and the payments to become due thereunder, have been made.

     (i)    Parent  of  the  Transferor.   The  Company  is   the
registered owner of all of the issued and outstanding common stock of the Transferor, all of which common stock has been validly issued, is fully paid and nonassessable.

     (j) Lease Acquisition Agreement As of the Initial Delivery Date the Transferor has entered into the Lease Acquisition Agreement with the Company relating to its acquisition of the Lease Contracts, the Lease Receivables and the Equipment, and the representations and warranties made by the Company relating to the Lease Contracts, Lease Receivables and the Equipment have been validly assigned to and are for the benefit of the Transferor, the Trustee, MBIA and the Certificateholders and such representations and warranties are true and correct in all material respects.

     (k) Bulk Transfer Laws. The transfer, assignment and conveyance of the Lease Contracts, the Equipment and the Lease Receivables by the Company to the Transferor pursuant to the Lease Acquisition Agreement or by the Transferor pursuant to this Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

     (l) The Lease Contracts. The Transferor hereby restates and makes each of the representations and warranties with respect to the Lease Contracts, the Lease Receivables and the Equipment that are made by the Company in Section 3.01 of the Lease Acquisition Agreement as of the date on which such representations and warranties were made.

     (m)   Investment  Company Act.  The  Transferor  is  not  an
"investment  company" as such term is defined in  the  Investment
Company Act of 1940, as amended.

     Section 11.02  Covenants.

     The Transferor hereby makes the following covenants for the benefit of the Trustee, MBIA and the Certificateholders, on which the Trustee relies in accepting the Trust Estate in trust and in authenticating the Certificates. Such covenants shall survive the transfer, conveyance and assignment of the Trust Estate to the Trustee.

     (a) No Liens. Except for the conveyances and assignment hereunder, the Transferor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Trust Estate now existing or hereafter created, or any interest therein prior to the termination of this Agreement pursuant to Section 5.01 hereof; the Transferor will notify the Trustee of the existence of any Lien on any Trust Estate immediately upon discovery thereof; and the Transferor shall defend the right, title and interest of the Trustee in, to and under the Trust Estate now existing or hereafter created, against all claims of third parties claiming through or under the Transferor; provided, however, that nothing in this Section 11.02(a) shall prevent or be deemed to prohibit the Transferor from suffering to exist upon any of the Equipment any Liens for municipal or other local taxes and other governmental charges owed by the Transferor or a Customer if such taxes or governmental charges shall not at the time be due and payable or if the Transferor or related Customer shall currently be contesting the validity thereof in good faith by appropriate proceedings and the Transferor shall have set aside on its books adequate reserves with respect thereto.

     (b) Delivery of Collections. The Transferor agrees to hold in trust and promptly pay to the Servicer all amounts received by the Transferor in respect of the Trust Estate (other than amounts distributed to or for the benefit of the Transferor pursuant to Article Twelve hereof).

     (c) Obligations with Respect to Lease Contracts. The Transferor will duly fulfill all obligations on its part to be fulfilled under or in connection with each Lease Contract and will do nothing to impair the rights of the Trustee (for the benefit of the Certificateholders and MBIA) in the Lease Receiv ables, the Lease Contracts and any other Trust Estate. As long as there is no event of default under the applicable Lease
Contract, the Transferor will not disturb the Customer's quiet and peaceful possession of the related Equipment and the Customer's unrestricted use thereof for its intended purpose.

     (d) Compliance with Law. The Transferor will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any governmental authority applicable to the Lease Contracts or any part thereof. The Transferor will comply, in all material respects, with all requirements of law applicable to the Transferor.

     (e) Preservation of Security Interest. The Transferor shall execute and file such continuation statements and any other documents which may be required by law to fully preserve and protect the interest of the Trustee (for the benefit of the Certificateholders and MBIA) in the Trust Estate.

     (f) Maintenance of Office, etc. The Transferor will not, without providing 30 days notice to the Trustee and MBIA and without filing such amendments to any previously filed financing statements as the Trustee or MBIA may require or as may be required in order to maintain the Trustee's perfected security interest in the Trust Estate, (a) change the location of its principal executive office, or (b) change its name, identity or corporate structure in any manner which would make any financing statement or continuation statement filed by the Transferor in accordance with the Servicing Agreement or this Agreement seriously misleading within the meaning of Article 9-402(7) of any applicable enactment of the UCC.

     (g) Further Assurances. The Transferor will make, execute or endorse, acknowledge, and file or deliver to the Trustee from time to time such schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Trust Estate, as the Trustee may request and reasonably require.

     (h) Notice of Liens. The Transferor shall notify the Trustee and MBIA promptly after becoming aware of any Lien on any Trust Estate, except for any Liens on Equipment for municipal or other local taxes if such taxes shall not at the time be due or payable without penalty or if the Transferor or the related Customer shall currently be contesting the validity thereof in good faith by appropriate proceedings and the Transferor shall have set aside on its books adequate reserves with respect thereto.

     (i) Activities of the Transferor. The Transferor (a) shall engage in only (1) the acquisition, ownership, leasing, selling and pledging of the property acquired by the Transferor pursuant to the Lease Acquisition Agreement and Lease Sale Agreement, and causing the issuance of, receiving and selling the Certificates issued pursuant to this Agreement and (2) the exercise of any powers permitted to corporations under the corporate law of the State of Delaware which are incidental to the foregoing or necessary to accomplish the foregoing and the Transferor shall incur no debt other than trade payables and expense accruals in connection with its operations in the normal course of business, and other than as contemplated by the Transaction Documents; (b) will (1) maintain its books, records and cash management accounts separate from the books and records of any other entity and in accordance with generally accepted accounting principles, (2) maintain separate bank accounts and no funds of the Transferor shall be commingled with funds of any other entity except for a limited period of time between receipt by the Company in its capacity as Servicer or the Lockbox Bank of certain payments on the Lease Contracts and the underlying proceeds as specified in the Servicing Agreement, (3) keep in full effect its existence, rights and franchises as a corporation under the laws of its State of incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, (4) observe all corporate procedures required by its Certificate of Incorporation, its bylaws and the laws of the state of Delaware,
(5) maintain its good standing under the laws of the state of Delaware, (6) keep correct and complete books and records of account and minutes of meeting and other proceedings of its Board of Directors and shareholder meetings, (7) obtain proper authorization from its directors or shareholders, as appropriate and act solely in its corporate name and through its duly authorized officers and agents in the conduct of its business,
(8) disclose in its financial statements that the Lease Assets have been sold and assigned to the Transferor and from the Transferor to the Trust and that the assets of the Transferor are not available to pay the creditors of the Company, (9) maintain a separate telephone number and stationery reflecting a separate address and identity from that of the Company; and (c) will not
(1) dissolve or liquidate in whole or in part, (2) own any subsidiary or lend or advance any moneys to, or make an investment  in,  any  Person, (3) make any capital  expenditures,
(4)(A) commence any case, proceeding or other action under any existing or future bankruptcy, insolvency or similar law seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, (B) seek appointment of a receiver, trustee, custodian or other similar official for it or any part of its assets, (C) make a general assignment for the benefit of creditors, or (D) take any action in furtherance of, or consenting or acquiescing in, any of the foregoing, (5) guarantee (directly or indirectly), endorse or otherwise become contingently liable (directly or indirectly) for the obligations of, or own or purchase any stock, obligations or securities of or any other interest in, or make any capital contribution to, any other Person, (6) merge or consolidate with any other Person,
(7) engage in any other action that bears on whether the separate legal identity of the Transferor will be respected, including without limitation (A) holding itself out as being liable for the debts of any other party or (B) acting other than in its corporate name and through its duly authorized officers or agents, or (8) create, incur, assume, or in any manner become liable in respect of any indebtedness other than as contemplated by the Transaction Documents and other than trade payables and expense accruals incurred in the ordinary course of business and which are incidental to its business purpose; provided, however, that the Transferor may take any action prohibited by this clause (8) if (x) the Transferor shall cause, prior to the taking of such action, an Opinion of Counsel experienced in federal bankruptcy matters, in substance satisfactory to the Trustee, the Certificateholders, MBIA and the Rating Agencies confirming the non-consolidation of the Transferor and the Company, to be delivered to the Trustee, the Certificateholders, MBIA and the Rating Agencies, (y) the Rating Agencies shall indicate in writing that the taking of such action will not affect the then current rating of any Series of Certificates, and
(z) MBIA, and if an MBIA Default or Termination has occurred, the Controlling Holders, shall have given their prior written consent The Transferor shall not amend any article in its Certificate of Incorporation that deals with any matter discussed above without the prior written consent of MBIA. On or before April 15 of each year, so long as any of the Certificates are Outstanding, the Transferor shall furnish to each Certificateholder, the Trustee and MBIA, an Officer's Certificate confirming that the Transferor has complied with its obligations under this Section 11.02(i).

     (j) Directors. The Transferor agrees that at all times, at least two of the directors and one of the executive officers of the Transferor (or two persons, one of whom is serving as both a director and an executive officer) will not be a director, officer or employee of any direct or ultimate parent, or Affiliate of the parent or of the Transferor; provided, however, that such independent directors and officers may serve in similar capacities for other "special purpose corporations" formed by the Company and its Affiliates. The Transferor's Certificate of Incorporation shall at all times provide that such independent directors shall have a fiduciary duty to the Holders of the Certificates and will always require unanimous consent of the board of directors to file any bankruptcy petition.

     (k) Preservation of the Equipment. The Transferor warrants that it is the lawful owner and possessor of the Equipment or has a valid security interest therein and that it will warrant and defend such Equipment against all Persons, claims and demands whatsoever. The Transferor shall not assign, sell, pledge, or exchange, or in any way encumber or otherwise dispose of the Equipment, except as permitted under this Agreement.

     (l)   Tax  Treatment.   The  Transferor  shall  comply  with
Sections 2.11 and 2.12 of this Agreement at all times and its financial and tax records shall reflect such treatment.

     (m) Maintenance of Office or Agency. The Transferor will maintain an office or agency within the United States of America where Certificates may be presented or surrendered for payment, where Certificates may be surrendered for registration of transfer or exchange and where notices and demand to or upon the Transferor in respect of the Certificates and this Agreement may be served. The Transferor hereby initially appoints the Trustee as the Paying Agent and its Corporate Trust Office as the office for each of said purposes. The Transferor will give 30 days prior written notice to the Trustee, MBIA and the Certificateholders of any change in the identity of the Paying Agent or the location, of any such office or agency. If at any time the Transferor shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Trustee, and the Transferor hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

     (n) Enforcement of Servicing Agreement and Lease Acquisition Agreement. The Transferor will take all actions necessary, and diligently pursue all remedies available to it, to the extent commercially reasonable, to enforce the obligations of the Servicer under the Servicing Agreement, the Company under the Lease Acquisition Agreement and each Seller under each Lease Sale Agreement and to secure its rights thereunder.

     (o)   Transferor  May  Consolidate, etc.,  Only  on  Certain
Terms.   The  Transferor shall not consolidate or merge  with  or
into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

          (i) the Person (if other than the Transferor) formed by or surviving such consolidation or merger or which acquires by conveyance or transfer the properties and assets of the Transferor substantially as an entirety shall be a Person organized and existing as a limited purpose corporation under the laws of the
     United States of America or any State thereof and shall have expressly assumed, by an amendment hereto, executed and delivered to the Trustee and MBIA, in form and substance reasonably satisfactory to the Trustee and MBIA, the obligation to make due and punctual payments of the principal of and interest on all of the Certificates and to perform every covenant of this Agreement on the part of the Transferor to be performed or observed; and

          (ii) the Transferor shall have caused the Trustee to have received a letter from the Rating Agencies to the effect that the rating issued with respect to the Certificates is confirmed, notwithstanding the consummation of such merger, consolidation, transfer or conveyance together with the consent of MBIA to such merger, consolidation transfer or conveyance; and

          (iii) immediately after giving effect to such transaction, no Event of Default or Default shall have occurred and be continuing; and

          (iv) the Transferor shall have delivered to the Trustee and MBIA an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such Supplement comply with this Article Eleven and that all conditions precedent herein provided for relating to such transaction have been complied with; and

          (v) such consolidation, merger, conveyance or transfer shall be on such terms as shall fully preserve the lien and security of this Agreement, the perfection and priority thereof and the rights and powers of the Trustee, MBIA and the Holders of the Certificates under this Agreement; and

          (vi) the surviving corporation shall be a "special purpose corporation"; i.e., shall have an organizational charter substantially similar to the Certificate of Incorporation of the Transferor including specific limitations on the business purposes, and provisions for independent directors; and

          (vii)      MBIA shall have given its prior written
     consent,   which  consent  shall  not  be  unreasonably
     withheld or delayed.

     (p) Successor Substituted. Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Transferor substantially as an entirety in accordance with Section 11.02(o) hereof, the Person formed by or surviving such consolidation or merger (if other than the Transferor) or the Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Transferor under this Agreement with the same effect as if such Person had been named as the Transferor herein upon the execution of an assignment and assumption agreement by such Person. In the event of any such conveyance or transfer, the Person named as the "Transferor" in the first paragraph of this Agreement or any successor which shall theretofore have become such in the manner prescribed in this Article shall be released from its liabilities as obligor and maker on all the Certificates and from its obligations under this Agreement and may be dissolved, wound-up and liquidated at any time thereafter.

     (q) Use of Proceeds. The proceeds from the sale of the Certificates will be used by the Transferor (i) to pay the Existing Indebtedness, (ii) to pay the expenses associated with this transaction and (iii) for general corporate purposes, including the cost of funding additional Lease Contracts. None of the transactions contemplated in the Transaction Documents (including the use of the proceeds from the sale of the
Certificates) will result in a violation of Section 7 of the Securities and Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. The Transferor does not own or intend to carry or purchase any "margin security" within the meaning of said Regulation G, including margin securities originally issued by it or any "margin stock" within the meaning of said Regulation U.

     (r) Notice of Trigger Events, Funding Termination Events or Advance Rate Decrease Events. Upon the Transferor's obtaining knowledge of the occurrence of any Trigger Event, Funding Termination Event or Advance Rate Decrease Event, the Transferor shall within one Business Day of obtaining such knowledge notify MBIA, the Rating Agencies and the Certificateholders of such occurrence.

     (s)   Required  Audits.   The  Transferor  shall  cause  the
Servicer to perform the Required Audits on a timely basis.

     Section 11.03  Other Matters as to the Transferor.

     (a) Limitation on Liability of Directors, Officers, or Employees of the Transferor Except as provided in subsection (b) of this Section and elsewhere in this Agreement, the directors, officers, or employees of the Transferor shall not be under any personal liability to the Trust, the Trustee, the Certificateholders, the Servicer, or any other Person hereunder or pursuant to any documents delivered hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement and the issuance of the Certificates, except with respect to liability resulting from such person's fraudulent or willful misconduct. The Transferor and any director or officer or employee or agent of the Transferor may rely in good faith on the advice of counsel or on any documents of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

     (b) Liability of Transferor. The Transferor shall be liable directly to and will indemnify any injured party for all losses, claims, damages, liabilities, taxes and expenses of the Trust (to the extent not payable out of the Trust Estate) to the extent that it would be liable if the Trust were a partnership under the Delaware Revised Uniform Limited Partnership Act in which it was a general partner and the Class B Certificateholders are limited partners; provided, however, that the Transferor shall not be liable for any losses incurred by a
Certificateholder in its capacity as an investor in the Certificates. Third party creditors of the Trust (other than in connection with the obligations excluded in the preceding sentence) shall be deemed third-party beneficiaries of this paragraph.

     (c) Demand Note. The Transferor shall not sell, convey, pledge, transfer or otherwise dispose of the Demand Note so long as the Trust remains in existence.

     (d) Parties Will Not Institute Insolvency Proceedings. During the term of this Agreement and for one year and one day after the termination hereof, none of the parties hereto or any Affiliate thereof will file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Transferor.



                         ARTICLE TWELVE

                    ACCOUNTS AND ACCOUNTINGS

     Section 12.01  Collection of Money.

     Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, all money and other property payable to or receivable by the Trustee pursuant to this Agreement. The Trustee shall, upon request from the Servicer, provide the Servicer with sufficient information regarding the amount of collections with respect to the Lease Contracts received by the Trustee in the Lockbox Account (if such account is held by the Trustee) and the other accounts held in the name of the Trustee to permit the Servicer to perform its duties under the Servicing Agreement. The Trustee shall hold all such money and property so received by it as part of the Trust Estate and shall apply it as provided in this Agreement. If any Lease Contract becomes a Defaulted Lease Contract, the Trustee, upon Transferor or Servicer request may, and upon the request of MBIA or if an MBIA Default or Termination has occurred and is continuing, the Controlling Holders shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Agreement and to proceed thereafter as provided in Article Six hereof. If the Transferor receives any amounts payable to or receivable by the Trustee pursuant to this Agreement, the Transferor shall immediately, but not later than two Business Days after receipt, remit such amounts to the Trustee for deposit in the Collection Account.

     Section 12.02  Collection Account; Redemption Account.

     (a) Prior to the Initial Delivery Date, the Trustee shall open and maintain a trust account at its Corporate Trust Office (the "Collection Account") in the name of the Trustee for the benefit of the Certificateholders and MBIA, for the receipt of
(i) payments remitted to the Trustee by the Servicer and ACH Bank pursuant to Sections 3.03 and 3.04 of the Servicing Agreement, amounts transferred from the Lockbox Account in accordance with
Section 3.03 of the Servicing Agreement and any amounts received by the Trustee pursuant to Section 12.01 hereof, (ii) amounts transferred from the Cash Collateral Account in accordance with
Section 12.03(d)(i), (ii) and (iii) hereof, (iii) with respect to the Class A Certificates, proceeds of claims made under any of the Certificate Insurance Policies, in accordance with Article Eight hereof, upon receipt, and (iv) any Reinvestment Income. Funds in the Collection Account shall not be commingled with any other monies. All payments to be made from time to time by the Transferor to the Certificateholders out of funds in the Collection Account pursuant to the Agreement shall be made by the Trustee or the Paying Agent of the Transferor. All monies deposited from time to time in the Collection Account pursuant to this Agreement shall be held by the Trustee as part of the Trust Estate as herein provided.

     (b) Upon Transferor Order, the Trustee shall invest the funds in the Collection Account in Eligible Investments; provided, however, that all monies on deposit in the Collection Account pursuant to Section 12.02(a)(iii) hereof shall remain uninvested. The Transferor Order shall specify the Eligible Investments in which the Trustee shall invest, shall state that the same are Eligible Investments and shall further specify the percentage of funds to be invested in each Eligible Investment. No such Eligible Investment shall mature later than the second Business Day preceding the next following Payment Date and shall not be sold or disposed of prior to its maturity; provided that, Eligible Investments of the type described in clause (a) of the definition of Eligible Investments may mature on such Payment Date. In the absence of a Transferor Order, the Trustee shall invest funds in the Collection Account in Eligible Investments described in clause (g) of the definition thereof. Eligible Investments shall be made in the name of the Trustee for the benefit of the Certificateholders and MBIA. The Trustee shall provide to the Servicer and MBIA monthly written confirmation of such investments, describing the Eligible Investments in which such amounts have been invested. Any funds not so invested must be insured by the Federal Deposit Insurance Corporation.

     (c) Any income or other gain from investments in Eligible Investments as outlined in (b) above shall be credited to the Collection Account and any loss resulting from such investments shall be charged to such account; provided, however, that the
Transferor shall make or cause to be made no later than the applicable Payment Date a deposit to the Collection Account to the extent of any losses therein. Except as otherwise specifically set forth herein, the Trustee shall not be liable for any loss incurred on any funds invested in Eligible Investments pursuant to the provisions of this Section 12.02
(other  than  in  its  capacity as  obligor  under  any  Eligible
Investment).

     (d) On each Payment Date if either no Default or Event of Default shall have occurred and be continuing or a Default or Event of Default shall have occurred and be continuing but the entire Outstanding Principal Amount of all Certificates shall not have been declared due and payable pursuant to Section 6.02 hereof, then on such Payment Date, after making all transfers and deposits to the Collection Account referred to in Section 12.02(a) hereof, the Trustee shall withdraw from the Collection Account (other than amounts representing payments of Lease Receivables due after the Calculation Date immediately preceding such Payment Date unless such amounts are used toward Servicer Advances pursuant to Section 3.04 of the Servicing Agreement) including the Reinvestment Income therein, and shall make the following disbursements in the following order in accordance with the provisions of and instructions on the Monthly Servicer's Report; provided, however, that (x) the proceeds of claims under any of the Certificate Insurance Policies shall be used solely to pay interest and principal due under paragraphs (v) and (vi) of this Section 12.02(d) in accordance with the terms of the applicable Certificate Insurance Policy; (y) the Trustee shall withdraw from the Collection Account and make interest payments based on the Outstanding Principal Amount of all Class A Certificates even if it shall not have received the Monthly Servicer's Report; and (z) if there are insufficient funds to make the payments of interest or principal specified in clause
(v) or (vi) below, then the amount available to be paid pursuant to such clause will be allocated to each Series of Certificates based on the applicable Pro Rata Share, provided, however, that proceeds of a claim under a Certificate Insurance Policy to pay any Outstanding Principal Amount upon the Stated Maturity of a Series of Class A Certificates shall be used solely to pay such Outstanding Principal Amount after giving effect to the application of funds available to pay the Pro Rata Share of the Class A Principal Distribution Amount of each Outstanding Series:

          (i) to pay to the Servicer: (A) the Servicer Fee then due for all Certificates; (B) the amounts necessary to reimburse the Servicer and any successor Servicer and subservicer as provided in Section 3.08(a) of the Servicing Agreement for reasonable costs and expenses incurred by the Servicer (including reasonable attorney's fees and out-of-pocket expenses) in connection with the realization, attempted realization or enforcement of rights and remedies upon Lease Contracts that have become Defaulted Lease Contracts, from amounts received as Recoveries from such Defaulted Lease Contracts; (C) any amounts received from Customers to pay the taxes described in Section 3.07 of the Servicing Agreement, to the extent deposited in the Collection Account; (D) the amount necessary to reimburse the Servicer for any Nonrecoverable Advance; and (E) all amounts received in respect of Lease Receivables as to which the Servicer has made an unrecovered Servicer Advance, to the extent of such Servicer Advance;

          (ii) to pay to the Trustee the Trustee Fee then due for all Certificates;

          (iii) to pay to the Back-up Servicer the Back-up Servicer Fee then due for all Certificates;
          (iv) to pay to MBIA the MBIA Premium then due for all of the Class A Certificates;

          (v)   to pay the interest due on that Payment Date
     on all outstanding Class A Certificates and any overdue
     interest,  to  be applied as provided in  Section  2.08
     hereof;

          (vi) first, to pay the Class A Principal Distribution Amount to all outstanding Class A Certificates of a Series at Stated Maturity of such Series, and second, to pay the Class A Principal
     Distribution Amount on all outstanding Class A Certificates of all other Series, to be applied to the payment of Certificate principal as provided in Section
     2.08 hereof;

          (vii) unless a Trigger Event has occurred, to deposit into the Cash Collateral Account an amount necessary to bring the balance therein to an amount equal to the Cash Collateral Account Required Balance;

          (viii)     to  pay to MBIA, any amounts previously
     paid by MBIA under any Certificate Insurance Policy and not heretofore repaid, together with interest thereon in accordance with each Insurance Agreement;

          (ix) to pay to a successor Servicer after a successor Servicer has been appointed pursuant to
     Section 6.02 of the Servicing Agreement, the Additional Servicer Fee, if any, and to pay any successor
     Servicer, MBIA or the Trustee, any Transition Costs incurred by any successor Servicer, MBIA (solely pursuant to Section 6.02(d) of the Servicing Agreement) or the Trustee and not previously reimbursed;

          (x) on and after each Payment Date following the initial occurrence of a Trigger Event, apply any remaining funds (the "Additional Principal Amount") to the payment of Certificate principal on all Outstanding Class A Certificates, in the amount of the Pro Rata Share of any Additional Principal Amount for each such Series of Certificates;

          (xi)  to  pay  to  the  Trustee  and  the  Back-up
     Servicer, any other amounts due to the Trustee or the Back-up Servicer as expressly provided herein and in the Servicing Agreement;

          (xii)      to  pay to MBIA, any other amounts  due
     under the Insurance Agreement;

          (xiii)     to  pay  to  the  Servicer   any  other
     amounts due the Servicer as expressly provided herein and in the Servicing Agreement;

          (xiv) to pay or provide adequate reserves for payment of any current federal, state or local taxes measured by or imposed on income or gross receipts of the Transferor;

          (xv)  to pay the interest due on that Payment Date
     on all Outstanding Class B Certificates and any overdue
     interest  and  interest  thereon,  to  be  applied   as
     provided in Section 2.08 hereof;

          (xvi) to pay the Class B Principal Distribution Amount due on that Payment Date on all Outstanding Class B Certificates, to be applied to the payment of Certificate principal as provided in Section
     2.08 hereof;
          (xvii) upon the reduction of the Outstanding Principal Amount of any Series of Class B Certificates to zero, to pay any applicable Class B Additional Return to such Series of Class B Certificates; and

          (xviii)   to remit any excess funds to or  at  the
     direction of the Transferor in accordance with the instructions on the Monthly Servicer's Report.

     (e) Prior to the Initial Delivery Date, the Transferor shall cause the Trustee to open and maintain a trust account at the Corporate Trust Office (the "Redemption Account") in the name of the Trustee for the benefit of Certificateholders and MBIA, for the receipt of the Redemption Price of any Certificates to be redeemed in accordance with Article Ten hereof. On any Redemption Date, the Trustee shall withdraw the applicable Redemption Price from the Redemption Account and the Paying Agent shall remit the Redemption Price to the applicable Certificateholders in accordance with Section 10.04 hereof. Moneys in the Redemption Account shall be invested in Eligible Investments that mature no later than two Business Days prior to the relevant Redemption Date. Eligible Investments shall be made in the name of the Trustee for the benefit of the
Certificateholders and MBIA. Any monies deposited in the Redemption Account for purposes of redeeming Certificates pursuant to Article Ten hereof shall, subject to Section 7.16 hereof, remain in the Redemption Account until used to redeem such Certificates.

     (f) If payments on the Lease Contracts are made by means of electronic transfers from a Customer bank account, the Servicer shall either remit such payments to the Collection Account in accordance with Section 3.03(a) of the Servicing Agreement, or the Transferor shall open and maintain an account at the ACH Bank (the "ACH Account") in the name of the Trustee for the sole benefit of the Certificateholders and MBIA for the receipt of such collections in accordance with the Servicing Agreement. Upon the opening of the ACH Account, the Transferor shall make an initial deposit therein (the "Initial ACH Deposit") in an amount equal to $50,000. The Trustee shall transfer moneys from the ACH Account to the Collection Account on the applicable Determination Date in order to comply with Section 3.03(d) of the Servicing Agreement. Moneys in the ACH Account shall be invested in Eligible Investments that mature no later than the relevant Determination Date. Eligible Investments shall be made in the name of the Trustee for the benefit of the Certificateholders and MBIA.

     Section 12.03  Cash Collateral Account.

     (a) Prior to the initial Delivery Date, the Transferor shall cause the Trustee to open and maintain a trust account at the Corporate Trust Office (the "Cash Collateral Account") in the name of the Trustee for the benefit of the Certificateholders and MBIA, for the receipt of (i) any Cash Collateral Account Deposits required to be made with respect to a Series of Certificates,
(ii) deposits pursuant to Section 12.02(d)(vii), and (iii) any other deposits required under a Supplement. Monies received in the Cash Collateral Account will be invested at the written direction of the Transferor in Eligible Investments during the term of this Agreement, and any income or other gain realized from such investment, shall be held by the Trustee in the Cash Collateral Account as part of the Trust Estate subject to disbursement and withdrawal as herein provided. Eligible
Investments shall be made in the name of the Trustee for the benefit of the Certificateholders and MBIA. No such Eligible Investment shall mature later than the second Business Day preceding the next following Payment Date and shall not be sold or disposed of prior to its maturity; provided that, Eligible Investments of the type described in clause (a) of the definition of Eligible Investments may mature on such Payment Date. In the absence of a Transferor Order, the Trustee shall invest funds in the Collection Account in Eligible Investments described in clause (g) of the definition thereof Monies shall be subject to withdrawal in accordance with Section 12.03(d) hereof.

     (b) The Trustee shall provide to the Servicer and MBIA monthly written confirmation of investments of funds held in the Cash Collateral Account, describing the Eligible Investments in which such amounts have been invested. Any funds not so invested must be insured by the Federal Deposit Insurance Corporation.

     (c) If any amounts invested as provided in Section 12.03(a) hereof shall be needed for disbursement from the Cash Collateral Account as set forth in Section 12.03(d) hereof, the Trustee shall cause such investments of such Cash Collateral Account to be sold or otherwise converted to cash to the credit of such Cash Collateral Account. The Trustee shall not be liable for any investment loss resulting from investment of money in the Cash Collateral Account in any Eligible Investment in accordance with the terms hereof (other than in its capacity as obligor under any Eligible Investment).

     (d) Disbursements from the Cash Collateral Account shall be made, to the extent funds therefore are available, only as follows:

          (i)    in  the  event  that  the  amount  in   the
     Collection Account at 10:00 a.m. Minneapolis time on the Determination Date immediately preceding any Payment Date (other than amounts representing payments of Lease Receivables due after the Calculation Date immediately preceding such Payment Date unless such amounts are used toward Servicer Advances pursuant to
     Section 3.04 of the Servicing Agreement) is less than the amounts required to be paid from the Collection Account on such Payment Date pursuant to clauses (i) through (vi) of Section 12.02(d) hereof (with the Class A Principal Distribution Amount determined in accordance with clauses (a)(i) and (b) of the definition thereof), the Trustee shall withdraw funds from the Cash Collateral Account on or prior to 4:00 p.m. New York time on such Determination Date to the extent necessary to make such payments on such Payment Date and deposit such funds into the Collection Account;

          (ii) subject to subparagraph (iii) of this Section 12.03(d), in the event that on any Delivery Date or Payment Date the balance in the Cash Collateral Account equals an amount greater than the Cash Collateral Account Required Balance (after giving effect to the distributions listed in clause (i) of this Section 12.03(d) and Section 12.02(d)(i) through (vi) hereof on such Payment Date), the Trustee shall withdraw funds in the Cash Collateral Account in such amount so that the remaining amount in the Cash Collateral Account after such withdrawal will equal the Cash Collateral Account Required Balance, and deposit such amounts in the Collection Account for distribution on such Payment Date in accordance with the priorities set forth in
     Section 12.02(d);

          (iii) in the event that on any Payment Date a Trigger Event has occurred, the Trustee shall withdraw all funds from the Cash Collateral Account and deposit such funds into the Collection Account for disbursement in accordance with the provisions of Section 12.02(d) hereof; and

          (iv) subject to subparagraph (iii) of this Section 12.03(d), in the event that on any Funding Date the balance in the Cash Collateral Account, after giving effect to any Funding occurring on such Funding Date, equals an amount greater than the Cash Collateral Account Required Balance, the Trustee shall withdraw funds in the Cash Collateral Account in such amount so that the remaining amount in the Cash Collateral
     Account after such withdrawal will equal the Cash Collateral Account Required Balance, and disburse such amounts to or at the direction of the Transferor.

     Section   12.04    Reports   by   Trustee   to   MBIA    and
Certificateholders.

     (a) On each Payment Date the Trustee shall account to each Holder of Certificates on which payments of principal and interest are then being made the amount which represents principal and the amount which represents interest, and shall contemporaneously advise the Transferor and MBIA of all such payments. The Trustee may satisfy its obligations under this
Section 12.04 by delivering the Monthly Servicer's Report to each such Holder of the Certificates, MBIA, the Transferor, the Rating Agencies and the Placement Agent. On or before the 15th day prior to any Final Payment Date the Trustee shall provide notice to MBIA, the Rating Agencies and the Holders of the applicable
Series of Certificates of the Final Payment Date for such Certificates. Such notice shall include (1) a statement that interest shall cease to accrue as of the last day preceding the date on which the Final Payment Date occurs, and (2) shall specify the place or places at which presentation and surrender may be made.

     (b) The Trustee shall, on a monthly basis beginning on the first Calculation Date, confirm the credit rating or, if more than one credit rating has been assigned, each such credit rating of each institution in which funds are invested pursuant to clause (g) of the definition of Eligible Investments and shall promptly notify the Certificateholders and MBIA if any such credit rating has been lowered.

     (c) At least annually, or as otherwise required by law, the Trustee shall distribute to Certificateholders any information returns or other tax information or statements as are required by applicable tax law to be distributed to the Certificateholders. The Servicer shall prepare or cause to be prepared all such information for distribution by the Trustee to the Certificateholders.


                        ARTICLE THIRTEEN

               PROVISIONS OF GENERAL APPLICATION

     Section 13.01  General Provisions.

     All of the provisions of this Article shall apply to this Agreement, as supplemented by each Supplement.

     Section 13.02  Acts of Certificateholders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Transferor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Certificateholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 7.01 hereof) conclusive in favor of the Trustee and the Transferor, if made in the manner provided in this Section 13.02.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.

     (c) The ownership of Certificates shall be proved by the Certificate Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Transferor in reliance thereon, whether or not notation of such action is made upon such Certificate.

     Section 13.03 Notices, etc., to Trustee, MBIA, Transferor and Servicer.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Certificateholders or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with any party hereto shall be sufficient for every purpose hereunder if in writing and telecopied or mailed, first-class postage prepaid and addressed to the appropriate address below:

          (a)   to  the  Trustee  at Sixth Street  and  Marquette
     Avenue, Minneapolis, Minnesota 55479-0070, or at any other address previously furnished in writing to the Transferor, MBIA, the Certificateholders and the Servicer; or

          (b) to MBIA at MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: Structured Finance - Insured Portfolio Management (SF-IPM), or at any other address previously furnished in writing by MBIA to the Trustee, the Certificateholders, the Servicer and the Transferor; or

          (c) to the Transferor at 6424 W. 91st Avenue, Suite B, Westminster, CO 80030, Attention: President, or at any
     other address previously furnished in writing to the Trustee, MBIA, the Certificateholders and the Servicer by the Transferor; or

          (d) to the Servicer at 6424 W. 91st Avenue, Westminster, CO 80030, Attention: President, or at any other address previously furnished in writing to the Trustee, MBIA, the Certificateholders and the Transferor.

          (e)   to  each of (i) S & P at 26 Broadway,  New  York,
     New York 10004, Attention: Asset Backed Surveillance Group, and (ii) Moody's at 99 Church Street, New York, NY 10007.

     Section 13.04  Notices to Certificateholders; Waiver.

     Where    this    Agreement   provides    for    notice    to
Certificateholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Certificateholder affected by such event, at his address as it appears on the Certificate Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case in which notice to Certificateholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Certificateholder shall affect the sufficiency of such notice with respect to other Certificateholders, and any notice which is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

     Where this Agreement provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Certificateholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Certificateholders when such notice is required to be given pursuant to any provision of this Agreement, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

     Section 13.05  Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 13.06  Successors and Assigns.

     All covenants and agreements in this Agreement by the Transferor shall bind its successors and assigns, whether so expressed or not. Notwithstanding the foregoing, no party shall assign any of its rights under this Agreement, or delegate any of its duties, except in accordance with the provisions of Sections 2.06, 7.10 and 11.02(o) hereof. The Transferor agrees not to withdraw as a party hereunder so long as there has been no MBIA Default or Termination.





     Section 13.07  Separability.

     In   case  any  provision  in  this  Agreement  or  in   the
Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 13.08  Benefits of Agreement.

     Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties hereto, the Certificateholders, and any Paying Agent which may be appointed pursuant to the provisions hereof, and any of their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement or under the Certificates, except that MBIA is an express third party beneficiary to this Agreement.

     Section 13.09  Legal Holidays.

     In any case in which the date of any Payment Date or the Stated Maturity of any Certificate shall not be a Business Day, then (notwithstanding any other provision of a Certificate or this Agreement) payment of principal or interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Stated Maturity or Payment Date and, assuming such payment is actually made on such subsequent Business Day, no additional interest shall accrue on the amount so paid for the period from and after any such nominal date.

     Section 13.10  Governing Law.

     THE AGREEMENT AND EACH CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS OF ANY STATE.

     Section 13.11  Counterparts.

     The Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 13.12  Corporate Obligation.

     No recourse may be taken, directly or indirectly, against any incorporator, subscriber to the capital stock, stockholder, employee, officer or director of the Transferor or of any predecessor or successor of the Transferor with respect to the Transferor's obligations on the Certificates or under this Agreement or any certificate or other writing delivered in connection herewith.

     Section 13.13  Compliance Certificates and Opinions.

     Upon any application, order or request by the Transferor or the Servicer to the Trustee to take any action under any provision of this Agreement for which a specific request is required under this Agreement, the Transferor or the Servicer, as applicable, shall furnish to the Trustee an Officer's Certificate of the Transferor or the Servicer, as applicable, stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with, except that in the case of any such application or request as to which the furnishing of a different certificate is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

          (a) a statement that each individual signing such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d)   a statement as to whether, in the opinion of each
     such   individual,  such  condition  or  covenant  has  been
     complied with.

     Section 13.14  MBIA Default or Termination.

     If an MBIA Default or Termination occurs and is continuing, MBIA's right to consent hereunder and under any other Transaction Document and to direct the Trustee shall be void and, in such event, in all provisions of this Agreement wherein MBIA's consent or direction is required or permitted, the consent or direction of the Controlling Holders shall be required or permitted.


     IN WITNESS WHEREOF, the Transferor, the Servicer, the Trustee and the Back-up Servicer have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.


                              GF FUNDING CORP. II, Transferor


                              By:  s/ William W. Wehner
                              Name:  William W. Wehner
                              Title:    President


                              GRANITE FINANCIAL, INC., Servicer


                              By:  /s/ William W. Wehner
                              Name:    William W. Wehner
                              Title:   President



                              NORWEST BANK MINNESOTA, NATIONAL
                              ASSOCIATION, as Trustee and Back-up
                              Servicer


                              By:  /s/ Bonnie Seideman
                              Name:    Bonnie Seideman
                              Title:   Assistant Vice President